Registration No. 02-35570

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 59 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940

                                    --------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.
               (Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)

                                    --------

                         Telephone Number (515) 248-3842

                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            John W. Blouch, Esq.
Des Moines, Iowa  50392                  Dykema Gossett PLLC
                                         Franklin Square
                                         1300 I Street, N.W., Suite 300 West
                                         Washington, DC  20005-3306


                     (Name and address of agent for service)

                                   ----------

It is proposed that this filing will become effective (check appropriate box)
          ___ immediately upon filing pursuant to paragraph (b)of Rule 485
          ___ on (date) pursuant to paragraph (b) of Rule 485
          ___ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
          ___ on (date) pursuant to paragraph (a)(1) of Rule 485
          ___ 75 days after filing pursuant to paragraph (a)(2) of Rule 485 _X_ on April 29, 2005 pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:
              This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.



                                 ACCOUNTS OF THE FUND
                                 --------------------
          ASSET ALLOCATION ACCOUNT                  LIMITED TERM BOND ACCOUNT
          BALANCED ACCOUNT                          MIDCAP ACCOUNT
          BOND ACCOUNT                              MIDCAP GROWTH ACCOUNT
          CAPITAL VALUE ACCOUNT                     MIDCAP VALUE ACCOUNT
          DIVERSIFIED INTERNATIONAL ACCOUNT         MONEY MARKET ACCOUNT
          (PREVIOUSLY INTERNATIONAL ACCOUNT)
          EQUITY GROWTH ACCOUNT                     PRINCIPAL LIFETIME 2010
                                                    ACCOUNT
          EQUITY INCOME ACCOUNT                     PRINCIPAL LIFETIME 2020
                                                    ACCOUNT
          EQUITY VALUE ACCOUNT                      PRINCIPAL LIFETIME 2030
                                                    ACCOUNT
          GOVERNMENT SECURITIES ACCOUNT             PRINCIPAL LIFETIME 2040
                                                    ACCOUNT
          GROWTH ACCOUNT                            PRINCIPAL LIFETIME 2050
                                                    ACCOUNT
          INTERNATIONAL EMERGING MARKETS ACCOUNT    PRINCIPAL LIFETIME
                                                    STRATEGIC INCOME ACCOUNT
          INTERNATIONAL SMALLCAP ACCOUNT            REAL ESTATE SECURITIES
                                                    ACCOUNT
          LARGECAP BLEND ACCOUNT                    SMALLCAP ACCOUNT
          LARGECAP GROWTH EQUITY ACCOUNT            SMALLCAP GROWTH ACCOUNT
          LARGECAP STOCK INDEX ACCOUNT              SMALLCAP VALUE ACCOUNT
          LARGECAP VALUE ACCOUNT




This Prospectus describes a mutual fund organized by Principal Life Insurance Company/(R)/ ("Principal Life"). The Fund provides a choice of investment objectives through the Accounts listed above.

                 The date of this Prospectus is April 29, 2005.
As with all mutual funds, neither the Securities and Exchange Commission ("SEC") nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

                               TABLE OF CONTENTS

ACCOUNT DESCRIPTIONS....................................................
  Asset Allocation Account..............................................

  Balanced Account......................................................

  Bond Account..........................................................

  Capital Value Account.................................................

  Diversified International Account.....................................

  Equity Growth Account.................................................

  Equity Income Account .................................................

  Equity Value Account..................................................

  Government Securities Account.........................................

  Growth Account........................................................

  International Emerging Markets Account................................

  International SmallCap Account........................................

  LargeCap Blend Account................................................

  LargeCap Growth Equity Account ........................................

  LargeCap Stock Index Account..........................................

  LargeCap Value Account................................................

  Limited Term Bond Account .............................................

  MidCap Account........................................................

  MidCap Growth Account.................................................

  MidCap Value Account..................................................

  Money Market Account..................................................

  Principal LifeTime 2010 Account .......................................

  Principal LifeTime 2020 Account.......................................

  Principal LifeTime 2030 Account.......................................

  Principal LifeTime 2040 Account.......................................

  Principal LifeTime 2050 Account.......................................

  Principal LifeTime Strategic Income Account...........................

  Real Estate Securities Account ........................................

  SmallCap Account......................................................

  SmallCap Growth Account...............................................

  SmallCap Value Account................................................


CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS.........................

PRICING OF ACCOUNT SHARES...............................................

DIVIDENDS AND DISTRIBUTIONS.............................................

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE..........................
  The Manager...........................................................

  The Sub-Advisors......................................................

  Duties of the Manager and Sub-Advisors................................

  Fees Paid to the Manager..............................................


MANAGERS' COMMENTS......................................................

GENERAL INFORMATION ABOUT AN ACCOUNT....................................
  Eligible Purchasers...................................................

  Shareholder Rights....................................................

  Non-Cumulative Voting.................................................

  Purchase of Account Shares............................................

  Sale of Account Shares................................................

  Restricted Transfers..................................................

  Financial Statements..................................................


FINANCIAL HIGHLIGHTS....................................................

ADDITIONAL INFORMATION..................................................

ACCOUNT DESCRIPTIONS


The Principal Variable Contracts Fund (the "Fund") is made up of Accounts. Each Account has its own investment objective. Principal Management Corporation*, the "Manager" of the Fund, has selected a Sub-Advisor for certain Accounts based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Fund.


The Sub-Advisors are:
.. Alliance Capital Management L.P. through its Bernstein Investment Research and
  Management unit ("Bernstein")
.. American Century Investment Management, Inc. ("American Century")
.. Columbus Circle Investors ("CCI")
.. Emerald Advisors, Inc. ("Emerald")
.. Grantham, Mayo, Van Otterloo & Co. LLC ("GMO")
.. J.P. Morgan Investment Management Inc. ("Morgan")
.. Mellon Equity Associates, LLP ("Mellon Equity")
.. Morgan Stanley Investment Management Inc. doing business as Morgan Stanley
  Asset Management ("MSAM")
.. Neuberger Berman Management Inc. ("Neuberger Berman")
.. Principal Global Investors, LLC ("Principal")*
.. T. Rowe Price Associates, Inc. ("T. Rowe Price")
.. UBS Global Asset Management (Americas) Inc. ("UBS Global AM")
  * CCI, Principal, Principal Management Corporation, Princor Financial Services Corporation ("Princor") and Principal Life are members of the Principal Financial Group/(R)/.


In the description for each Account, there is important information about the
Account's:


MAIN STRATEGIES AND RISKS
These sections summarize how each Account intends to achieve its investment objective. The Account's primary investment strategy (including the type or types of securities in which the Account invests) is discussed. In addition, there is a discussion of any policy of the Account to concentrate in securities of issuers in a particular industry or group of industries.

A description of the main risks is included with the discussion of each Account. A full discussion of risks appears later in the Prospectus under the caption "Certain Investment Strategies and Related Risks."


Each Account is designed to be a portion of an investor's portfolio. None of the Accounts is intended to be a complete investment program. You should consider the risks of each Account before making an investment and be prepared to maintain the investment during periods of adverse market conditions.


INVESTMENT RESULTS
A bar chart and a table are included with each Account that has annual returns for a full calendar year. They show the Account's annual returns and its long-term performance. The chart shows how the Account's performance has varied from year-to-year. The table compares the Account's performance over time to that of:
.. a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
.. an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

An Account's past performance is not necessarily an indication of how the Account will perform in the future.


Call the Principal Variable Contracts Fund at 1-800-247-4123 to get the current 7-day yield for the Money Market
Account.

FEES AND EXPENSES
The annual operating expenses for each Account are deducted from that Account's assets (stated as a percentage of Account assets) and are shown as of the end of the most recenve fiscal year. An Account's operating expenses are shown with each Account. A discussion of the fees is found in the section of the Prospectus titled "The Costs of Investing." The fees and expenses shown do not include the effect of any separate account expenses or other contract level expenses. If such charges were included, overall expenses would be higher and would lower the Accountis performance.

The examples are intended to help you compare the cost of investing in a particular Account with the cost of investing in other mutual funds. The examples assume you invest $10,000 in an Account for the time periods indicated. The examples also assume that your investment has a 5% total return each year and that the Account's operating expenses are the same as the expenses shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.


NOTES:

.. No salesperson, dealer or other person is authorized to give information or make representations about an Account other than those contained in this Prospectus. Information or representations not contained in this Prospectus may not be relied upon as having been made by the Principal Variable Contracts Fund, an Account, the Manager or any Sub-Advisor.
.. Investments in these Accounts are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ASSET ALLOCATION ACCOUNT
The Account seeks to generate a total investment return consistent with preservation of capital.

MAIN STRATEGIES
The Account invests in a portfolio of securities that is broadly diversified by asset class, global region, country, economic sector, and currency. The Portfolio Manager makes the Account's broad asset allocation decisions and delegates responsibility for selection specific individual securities to the internal, active management teams of the Sub-Advisor, MSAM.

In deciding how to allocate the Account's assets, MSAM assesses three sets of factors:
.. the relative value of the stock, bond and money markets in the various regions, countries and economic sectors;
.. the long-term dynamic forces that are driving economies, economic sectors, and companies; and
.. the short-term technical forces that are affecting market pricing.
Factors evaluated include growth rates in gross domestic product, inflation and corporation earnings, labor market conditions, interest rate levels, sales growth, return on equity, dividend yields, price to book ratios and currency valuations.

From time-to-time, MSAM changes the Account's allocation of assets in various ways, including by asset class, by global region, by country, by economic sector and by currency, in order to keep the portfolio in alignment with global investment outlook.


Allocation among asset classes is designed to lessen overall investment risk by diversifying the Account's assets among different types of investments in different markets. MSAM reallocates among asset classes and eliminates asset classes for a period of time, when in its judgement the shift offers better prospects of achieving the investment objective of the Account. Under normal market conditions, abrupt reallocations among asset classes will not occur.


MSAM does not allocate a specific percentage of the Account's assets to a class. Over time, it expects the asset mix to be within the following ranges:
.. 25% to 75% in equity securities;
.. 20% to 60% in fixed-income securities; and .. 0% to 40% in money market instruments.
The Account may invest up to 100% of its assets in foreign securities.

Allowable instruments include individual securities (stocks (without regard to the market capitalization of the issuing company) and bonds), equity and interest rate futures, currency forward contracts, futures contracts, Exchange Traded Funds, fixed-income TRAINS and listed options. The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition. MSAM may utilize currency contracts, currency or index futures or other derivatives for hedging or other purposes, including modifying the Account's exposure to various currency, equity or fixed-income market.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the


Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking a moderate risk approach towards long-term growth. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

Logo


                              The Account's highest/lowest quarterly returns
                             during this
                              time period were:
                               HIGHEST Q2 '03  12.11%
                               LOWEST  Q3 '02  -12.41%
LOGO

The year-to-date return as of March 31, 2004 is %.


 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 ASSET ALLOCATION
 ACCOUNT ..............
                                                         N/A
 S&P 500 Index ........
 Lehman Brothers
 Aggregate Bond Index .
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND .............
 Morningstar Moderate
 Allocation Category...
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.80
 Other Expenses..................    0.05
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.85


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 ASSET ALLOCATION
 ACCOUNT                                     $87   $271  $471  $1,049

BALANCED ACCOUNT
The Account seeks to generate a total return consisting of current income and capital appreciation.

MAIN STRATEGIES
The Account seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Account's assets. The remainder of the Account's assets is invested in bonds and cash.

In making its selection of common stocks, the Sub-Advisor, Principal, looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Principal buys stocks with the objective of long-term capital appreciation. From time to time, Principal purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Principal may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Account may invest up to 10% of its assets in securities of foreign companies.


Fixed-income securities are purchased to generate income and for capital appreciation purposes when Principal thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Account may invest in bonds with speculative characteristics but does not intend to invest more than 10% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


Because the Account invests in both stocks and bonds, the Account may under perform stock funds when stocks are in favor and under perform bond funds when bonds are in favor. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking current income as well as long-term growth of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


                              The Account's highest/lowest quarterly returns
                               during this
                              time period were:
                               HIGHEST Q2 '03  9.82%
                               LOWEST  Q3 '02  -9.61%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BALANCED ACCOUNT .....

 60% S&P 500 Index/40%
 Lehman Brothers
 Aggregate Bond
 Index
 Lehman Brothers
 Aggregate Bond Index .
 S&P 500 Index ........
 Morningstar Moderate
 Allocation Category...
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.59
 Other Expenses..................    0.06
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.65


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                          1     3     5    10
 BALANCED ACCOUNT                      $66   $208  $362  $810

BOND ACCOUNT
The Account seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

MAIN STRATEGIES
Under normal circumstances, the Account invests at least 80% of its assets in intermediate maturity fixed-income or debt securities rated BBB or higher by Standard & Poor's Rating Service ("S&P") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"). The Account considers the term "bond" to mean any debt security. Under normal circumstances, the Account invests in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. mortgage-backed securities representing an interest in a pool of mortgage loans;
.. debt securities and taxable municipal bonds rated, at the time of purchase, in one of the top four categories by S&P or Moody's or, if not rated, in the opinion of the Manager of comparable quality; and
.. securities issued or guaranteed by the governments of Canada (provincial or federal government) or the United Kingdom payable in U.S. dollars.

The rest of the Account's assets may be invested in:
.. preferred and common stock that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or may be non-convertible; or
.. securities rated less than the four highest grades of S&P or Moody's (i.e.
  less than investment grade (commonly known as "junk bonds")) but not lower than CCC- (S&P) or Caa (Moody's).
Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.

During the fiscal year ended December 31, 2004, the average ratings of the Account's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):

XXXXX% in securities      XXXXX% in securities       XXXXX% in securities rated
rated Aaa                 rated Baa                  B
XXXXX% in securities      XXXXX% in securities       XXXXX% in securities rated
rated Aa                  rated Ba                   Ca
XXXXX% in securities
rated A


The above percentages for Aaa and Aa rated securities includes 0.26% and 0.22%, respectively, of unrated securities which have been determined by the Manager to be of comparable quality.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


MUNICIPAL SECURITIES . Principal and interest payments of municipal securities may not be guaranteed by the issuing body and may be payable only from monies derived from a particular source. If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and may be temporarily affected by large purchases and sales, including those of the Account. General conditions in the financial markets and the size of a particular offering may also negatively affect the returns of a municipal security.



MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


PORTFOLIO DURATION. . The average portfolio duration of the Account normally varies within a three- to six-year time frame based on the Manager's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration .




INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was .


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '958.25%
                               LOWEST Q1 '96-3.24%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 BOND ACCOUNT .........

 Lehman Brothers
 Aggregate Bond Index .
 Morningstar
 Intermediate-Term Bond
 Category .............
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.46
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.47


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 BOND ACCOUNT                            $48   $151  $263  $591

CAPITAL VALUE ACCOUNT
The Account seeks to provide long-term capital appreciation and secondarily growth of investment income.

MAIN STRATEGIES
The Account invests primarily in common stock and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 20% of Account assets may be invested in foreign securities.

The Account invests in stocks that, in the opinion of the Sub-Advisor, Principal, are undervalued in the marketplace at the time of purchase. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to the overall market. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on four key elements:
.. determination that a stock is selling below its fair market value;
.. early recognition of changes in a company's underlying fundamentals;
.. evaluation of the sustainability of fundamental changes; and .. by monitoring a stock's behavior in the market, evaluation of the timeliness of the investment.

Principal focuses on its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weights of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance. The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 183.3%.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  15.52%
                               LOWEST  Q3 '02  -15.10%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 CAPITAL VALUE ACCOUNT

 Russell 1000 Value
 Index.................
 Morningstar Large
 Value Category........
 * The Account's SEC effective date was May 13, 1970.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 CAPITAL VALUE ACCOUNT                      $62   $195  $340  $762

DIVERSIFIED INTERNATIONAL ACCOUNT (FORMERLY THE INTERNATIONAL ACCOUNT)
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests in a portfolio of equity securities of companies domiciled in any of the nations of the world. The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Account has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However, under normal market conditions, the Account intends to have at least 80% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Account does not intend to invest in equity securities of U.S. companies.


Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia (Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.


In choosing investments for the Account, the Sub-Advisor, Principal, pays particular attention to the long-term earnings prospects of the various companies under consideration. Principal then weighs those prospects relative to the price of the security.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 170.1%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in markets outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  17.25%
                               LOWEST  Q3 '02  -18.68%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 DIVERSIFIED
 INTERNATIONAL ACCOUNT.
 MSCI EAFE (Europe,
 Australia, Far East)
 Index-ND..............
 Morningstar Foreign
 Small Mid Growth
 Category .............
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.93


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 DIVERSIFIED
 INTERNATIONAL
 ACCOUNT                                     $95   $296  $515  $1,143

EQUITY GROWTH ACCOUNT
The Account seeks to provide long-term capital appreciation by investing primarily in equity securities.

MAIN STRATEGIES
The Account seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that exhibit strong growth and free cash flow potential. These companies are generally characterized as "growth" companies. Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies in the Russell 1000 Growth Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion) at the time of purchase. The Account's investments in foreign companies will be limited to 25% of its total assets. The Account may also purchase futures and options, in keeping with Account objectives.

The Sub-Advisor, T. Rowe Price, generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives then the ability to sustain earnings momentum even during times of slow economic growth. As a growth investor, T. Rowe Price believes that when a company increases its earnings faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.


In pursuing its investment objective, the Sub-Advisor has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the Sub-Advisor believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is affected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns more dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub--

Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. The financial highlights table at the end of this Prospectus shows the Account's turnover rate during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Account buying and selling all of its securities two times during the course of the year. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.The portfolio turnover rate for the Account for the twelve month period ended December 31, 2004 was 147.7%.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

T. Rowe Price became the Sub-Advisor to the Account on August 24, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.


 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9822.68%
                               LOWEST Q1 '01-18.25%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 EQUITY GROWTH ACCOUNT
                                                         N/A
 Russell 1000 Growth
 Index.................
 Morningstar Large
 Growth Category.......
 * The Account's SEC effective date was June 1, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.76
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.77


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY GROWTH ACCOUNT                      $79   $246  $428  $954

EQUITY INCOME ACCOUNT
The Account seeks to achieve high current income and long-term growth of income and capital.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing primarily in equity securities (such as common stocks), preferred securities, shares of real estate investment trusts (REITs) and convertible securities. In selecting securities, the Sub-Advisor, Principal, places an emphasis on securities with potentially high dividend yields. Under normal market conditions, the Account invests at least 80% of its assets in equity securities. In addition, under normal market conditions, at least 25% of the assets of the Account are invested in securities of companies in the utilities industry with no policy to concentrate its assets in any segment of the utilities industry. The Account may invest up to 20% of its assets in securities of foreign companies.

When determining how to invest the Account's assets in equity securities, Principal seeks stocks that it believes are undervalued in the marketplace at the time of purchase. Securities for the Account are selected by consideration of the quality and price of individual issuers rather than forecasting stock market trends. The selection process focuses on:
.. the determination that a stock is selling below its fair market value;
.. an early recognition of changes in a company's underlying fundamentals;
.. an evaluation of the sustainability of fundamental changes; and .. monitoring a stock's behavior in the market.

In selecting preferred securities for the Account, Principal focuses on the financial services industry (i.e., banking, insurance and commercial finance). For a security to be considered for the Account, Principal will assess the credit risk within the context of the yield available on the preferred security. The sub-advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue to increase.

REITs are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. In selecting REITs for the Account, Principal focuses on equity REITs which primarily own property and generate revenue from rental income. Principal seeks to diversify the Account's REIT holdings by property types (e.g. apartment REITs, mall REITs, office and industrial REITs).

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



PREPAYMENT OR CALL RISK . Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.

SECTOR RISK . Because the Account invests at least 25% of its assets in utility securities, the Account is also subject to sector risk; that is, the possibility that the utilities sector may under perform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the utilities sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EQUITY REITS . Equity REITs are affected by the changes in the value of the properties owned by the trust. In addition, they:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.

The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the

Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek dividends to generate income or to be reinvested for growth and accept fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ3 '0018.18%
                               LOWEST Q3 '01-16.65%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                                      PAST 1 YEAR           PAST 5 YEARS           PAST 10 YEARS             LIFE OF ACCOUNT*
 EQUITY INCOME ACCOUNT .........

 Lehman Brothers Aggregate Bond
 Index/(1)/.....................
 S&P 500 Index .................
 S&P Utilities Index ...........
 Morningstar Moderate Allocation
 Category ......................
 * The Account's SEC effective date was May 1, 1998.
 ///(1)/
  The index against which the Account measures its performance is now a 50/50 blend of the S&P 500 Index and the Lehman Brothers
  Aggregate Bond Index.  The Manager and portfolio manager believe this index better represents the universe of investment choices open to the Account given that the Account seeks to achieve high current income and long-term growth of income and capital by investing in a broadly diversified mix of investments that includes value-oriented common stocks as well as lesser proportions of preferred securities and real estate investment trusts (REITs).  The previous index, the S&P Utilities Index, which is also shown, is less appropriate because it is made up solely of utility stocks, while the Account's strategy is to invest only slightly more than 25% of its assets in utilities stocks.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------------
                                               1     3     5    10
 EQUITY INCOME ACCOUNT                      $62   $195  $340  $762

EQUITY VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Account invests at least 80% of its net assets in securities of companies with market capitalizations similar to companies in the Russell 1000 Index (as of December 31, 2004, this range was between approximately $0.495 billion and $385.2 billion) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

The Sub-Advisor, American Century, uses a value investment strategy that looks for companies that are temporarily out of favor in the market. The Sub-Advisor attempts to purchase the stocks of these undervalued companies and hold the stocks until they have returned to favor in the market and their stock price has gone up.

Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, the Sub-Advisor looks for companies with earnings, cash flows and/or assets that may not be reflected accurately in the companies' stock prices or may be outside the companies' historical ranges. The Sub-Advisor also may consider whether the companies' securities have a favorable income-paying history and whether income payments are expected to continue or increase. When the Sub-Advisor believes it is prudent, the Account may invest a portion of its assets in convertible debt securities, equity-equivalent securities, foreign securities, debt securities of companies, debt obligations of governments and their agencies, non-leveraged futures contracts and other similar securities. Futures contracts, a type of derivative security, can help the Account's cash assets remain liquid while performing more like stocks. The Account has a policy governing futures contracts and similar derivative securities to help manage the risk of these types of investments. For example, the Sub-Advisor cannot invest in a derivative security if it would be possible for the Account to lose more money than it invested. In the event of exceptional market or economic conditions, the Account may, as a temporary defensive measure, invest all or a substantial portion of its assets in cash or short-term debt securities. To the extent the Account assumes a defensive position, it will not be pursuing its objective of capital growth.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



ACTIVE PORTFOLIO TRADING . The Account may actively trade securities in an attempt to achieve its investment objective. A high turnover rate may increase the Account's trading costs and may have an adverse impact on the Account's performance.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.85
 Other Expenses...................         0.12
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.97
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 1.10% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 EQUITY VALUE ACCOUNT                    $99   $309  $536  $1,190

GOVERNMENT SECURITIES ACCOUNT
The Account seeks a high level of current income, liquidity and safety of principal.

MAIN STRATEGIES
The Account seeks to achieve its investment objective by investing primarily (at least 80% of its assets) in securities that are issued by the U.S. Government, its agencies or instrumentalities. The Account may invest in mortgage-backed securities representing an interest in a pool of mortgage loans. These securities are rated AAA by Standard & Poor's Corporation or Aaa by Moody's Investor Services, Inc. or, if unrated, determined by the Sub-Advisor, Principal, to be of equivalent quality.

The Account relies on the professional judgment of Principal to make decisions about the Account's portfolio securities. The basic investment philosophy of Principal is to seek undervalued securities that represent good long-term investment opportunities. Securities may be sold when Principal believes they no longer represent good long-term value.


The Account may also hold cash and cash equivalents. The size of the Account's cash position depends on various factors, including market conditions and purchases and redemptions of Account shares. A large cash position could impact the ability of the Account to achieve its objective but it also would reduce the Account's exposure in the event of a market downturn and provide liquidity to make additional investments or to meet redemptions.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


U.S. GOVERNMENT SECURITIES . U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Account's securities do not affect interest income on securities already held by the Account, but are reflected in the Account's price per share. Since the magnitude of these fluctuations generally is greater at times when the Account's average maturity is longer, under certain market conditions the Account may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates and potentially increasing the volatility of the Account.


In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Account to experience a loss of some or all of the premium.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '956.17%
                               LOWEST Q1 '94-3.94%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GOVERNMENT SECURITIES
 ACCOUNT ..............

 Lehman Brothers
 Government/Mortgage
 Index/(1)/............
 Morningstar
 Intermediate
 Government Category...
 * The Account's SEC effective date was April 9, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.43
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.44


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                        NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------
                                             1         3         5        10
 GOVERNMENT SECURITIES
 ACCOUNT                                 $45      $141      $246      $555

GROWTH ACCOUNT
The Account seeks long-term growth of capital through the purchase primarily of common stocks, but the Account may invest in other securities.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Growth Index (as of December 31, 2004 this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Principal, uses a bottom-up approach (focusing on individual stock selection rather than forecasting stock market trends) in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 10% of Account assets may be invested in foreign securities.


Principal places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Account attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9821.35%
                               LOWEST Q1 '01-23.55%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 GROWTH ACCOUNT .......

 Russell 1000 Growth
 Index.................
 Morningstar Large
 Growth Category.......
 * The Account's SEC effective date was May 2, 1994.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 GROWTH ACCOUNT                       $62   $195  $340  $762

INTERNATIONAL EMERGING MARKETS ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

MAIN STRATEGIES
The Account seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Account, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Principal, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 80% of the Account's assets are invested in emerging market country equity securities. The Account invests in securities of:
.. companies with their principal place of business or principal office in emerging market countries;
.. companies for which the principal securities trading market is an emerging market country; or
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in securities of emerging market countries who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '0126.63%
LOGO                           LOWEST Q3 '01-23.90%


The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL EMERGING
 MARKETS ACCOUNT.......
 MSCI Emerging Markets
 Free Index-ID.........
 Morningstar
 Diversified Emerging
 Markets Category......
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.25
 Other Expenses..................    0.59
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.84


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 INTERNATIONAL EMERGING MARKETS ACCOUNT    $187  $579  $995  $2,159

INTERNATIONAL SMALLCAP ACCOUNT
The Account seeks long-term growth of capital by investing in a portfolio of equity securities of companies established outside of the U.S.

MAIN STRATEGIES
The Account invests primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations. Under normal market conditions, the Account invests at least 80% of its assets in securities of companies similar in size to companies included in the Citigroup Extended Market Index
(EMI) World ex US (as of December 31, 2004 this range was between approximately $16 million and $16.1 billion). Market capitalization is defined as total current market value of a company's outstanding common stock.

The Account invests in securities of:
.. companies with their principal place of business or principal office outside the U.S.;
.. companies for which the principal securities trading market is outside the
  U.S.; and
.. companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Sub-Advisor, Principal, diversifies the Account's investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Account intends to invest at least 65% of its assets in securities of companies of at least three countries.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital in smaller companies outside of the U.S. who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9936.59%
                               LOWEST Q3 '01-21.49%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 INTERNATIONAL SMALLCAP
 ACCOUNT ..............

 Citigroup Extended
 Market Index (EMI)
 World ex US/(1)/ .....
 Morningstar Foreign
 Small Mid Growth
 Category .............
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.20
 Other Expenses..................    0.13
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.33


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 INTERNATIONAL SMALLCAP
 ACCOUNT                                 $135  $421  $729  $1,601

LARGECAP BLEND ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with large market capitalizations (those with market capitalizations within the range of companies in the S&P 500 Index (as of December 31, 2004 this range was between approximately $749 million and $385.9 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The market capitalization of companies in the Account's portfolio and the S&P 500 Index will change over time, and the Account will not automatically sell or cease to purchase a stock of a company it already owns just because the company's market capitalization grows or falls outside of the index range.


The Account's Sub-Advisor, T. Rowe Price, uses a disciplined portfolio construction process whereby it weights each sector approximately the same as the Standard & Poor's 500 Stock Index ("S&P 500 Index"). Individual holdings within each sector, and their weights within the portfolio, can vary substantially from the S&P 500 Index.


A team of equity analysts is directly responsible for selecting stocks for the Account. Analysts select stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and stock valuation. The Account seeks to take full advantage of the analysts' focused expertise in their industries. A team of portfolio managers supervises the analysts and has the responsibility for the overall structure of the Account and coordinating Account investments. They also oversee the quantitative analysis that helps the analysts manage their industry-specific portfolios.


Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, T. Rowe Price limits the Account's exposure to each business sector that comprises the S&P 500 Index.


In pursuing its investment objective, the Account's management has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when T. Rowe Price believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.


The Account will generally remain fully invested (less than 5% cash reserves) and will be sector neutral when compared to the S&P 500 Index. While the majority of assets will be invested in large-capitalization U.S. common stocks, small- and mid-capitalization and foreign stocks (up to 25% of total assets) may also be purchased in keeping with Account objectives. Futures and options may be employed from time to time to manage flows of cash into and out of the Account. Securities may be sold for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.

GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation, making returns mare dependent on market increases and decreases. Growth stocks may therefore be more vulnerable than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



SECTOR RISK . The Sub-Advisor may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As the Sub-Advisor allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . The Account may use futures, options, swaps and other derivative instruments to "hedge" or protect the portfolio from adverse movements in securities prices and interest rates. The Account may also use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Sub-Advisor believes the use of these instruments will benefit the Account. However, the Account's performance could be worse than if the Account had not used such instruments if the Sub-Advisor's judgment proves incorrect.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in an aggressively managed portfolio of common stocks, but who prefer investing in larger, established companies.

T. Rowe Price became the Sub-Advisor to the Account effective March 9, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR



LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  14.07%
                               LOWEST  Q3 '02  -5.51%


The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP BLEND ACCOUNT                   N/A            N/A
 S&P 500 Index ........
 Morningstar Large
 Blend Category........
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.75
 Other Expenses...................  0.08
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.83


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 LARGECAP BLEND ACCOUNT                  $85   $265  $460  $1,025

LARGECAP GROWTH EQUITY ACCOUNT
The Account seeks to achieve long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in common stock of U.S. companies, with a focus on growth stocks. Growth stocks are issues (or securities) that the Sub-Advisor, GMO, believes are fast-growing and whose earnings are believed to likely increase over time. Growth in earnings may lead to an increase in the price of the stock. The Sub-Advisor invests mainly in large companies, although investments can be made in companies of any size

Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with large market capitalizations. The Fund typically makes equity investments in companies chosen from among the 1,000 U.S. exchange-listed companies with the largest market capitalization. Market capitalization is defined as total current market value of a company's outstanding common stock. In addition, the Account may invest up to 25% of its assets in foreign securities, including American Depository Receipts (ADRs), at the time of purchase.


When deciding whether to buy or sell stocks for the Account, GMO considers, among other factors, a company's valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends.


In addition to the main investment strategies described above, GMO may make other investments, such as investments in preferred stocks, convertible securities and debt instruments. These investments may be subject to other risks as described later in this prospectus and/or the Statement of Additional Information.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization growth-oriented stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



INTEREST RATE CHANGES . Changes in interest rates may adversely affect the value of an investor's securities. When interest rates rise, the value of preferred securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of preferred securities. Some investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the

Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.INVESTOR PROFILE
The Account may be an appropriate investment for investors who are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of their investment. This Account is designed as a long-term investment with growth potential.

GMO became the Sub-Advisor to the Account on March 31, 2004.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHESTQ4 '0112.16%
LOGO                           LOWEST Q3 '01-21.14%


The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP GROWTH EQUITY
 ACCOUNT ..............

 Russell 1000 Growth
 Index.................
 Morningstar Large
 Growth Category.......
 * The Account's SEC effective date was October 24, 2000.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.19
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.19


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                        1     3     5      10
 LARGECAP GROWTH EQUITY ACCOUNT      $121  $378  $654  $1,443

LARGECAP STOCK INDEX ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's ("S&P") 500 Index. The Sub-Advisor, Principal, attempts to mirror the investment performance of the Index by allocating the Account's assets in approximately the same weightings as the S&P 500. The S&P 500 is an unmanaged index of 500 common stocks chosen to reflect the industries of the U.S. economy and is often considered a proxy for the stock market in general. Each stock is weighted by its market capitalization which means larger companies have greater representation in the Index than smaller ones. As of December 31, 2004, the market capitalization range of the Index was between approximately $749 million and $385.9 billion. Over the long-term, Principal seeks a very close correlation between performance of the Account, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 1.00 will be achieved.

The Account uses an indexing strategy and is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Account uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Principal focuses on tracking the S&P 500. Principal may also use stock index futures as a substitute for the sale or purchase of securities. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance.


The correlation between Account and Index performance may be affected by the Account's expenses, changes in securities markets, changes in the composition of the Index and the timing of purchases and sales of Account shares. The Account may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements and could also reduce the opportunity for gain.

Because of the difficulty and expense of executing relatively small stock trades, the Account may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Account's portfolio may be weighted differently from the S&P 500, particularly if the Account has a small level of assets to invest. In addition, the Account's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Account. The Account is managed to attempt to minimize such effects.

Principal reserves the right to omit or remove any of the S&P 500 stocks from the Account if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Account if extraordinary events or financial conditions lead Principal to believe that it should not be a part of the Account's assets.

MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.

VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital, willing to accept the potential for volatile fluctuations in the value of investments and preferring a passive, rather than active, management style.

NOTE: "Standard & Poor's 500"and "S&P 500/(R)/" are trademarks of The
     McGraw-Hill Companies, Inc. and have been licensed by the Manager. The Account is not sponsored, endorsed, sold or promoted by Standard and Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  15.28%
                               LOWEST  Q3 '02  -17.27%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP STOCK INDEX
 ACCOUNT ..............

 S&P 500 Index ........
 Morningstar Large
 Blend Category........
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.....................         0.35
 Other Expenses......................         0.04
                                              ----
     TOTAL ACCOUNT OPERATING EXPENSES         0.39*

 *The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.40% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP STOCK INDEX
 ACCOUNT                                 $40   $125  $219  $493

LARGECAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Bernstein, believes offer above-average potential for growth in future earnings. Under normal market conditions, the Account generally invests at least 80% of its assets in companies with large market capitalizations (those with market capitalizations similar to companies in the Russell 1000 Value Index (as of December 31, 2004, this range was between approximately $495 million and $385.2 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
.. exhibit low financial ratios (particularly stock price-to-book value
  (liquidation value), but also stock price-to-earnings and stock price-to-cash flow);
.. can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
.. whose price appears attractive relative to the value of the dividends expected to be paid by the issuer in the future.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.


MAIN RISKS
The Account is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Account's securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR



LOGO

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  16.19%
                               LOWEST  Q3 '02  -18.55%


The year-to-date return as of March 31, 2004 is %.

AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LARGECAP VALUE ACCOUNT                   N/A            N/A
 Russell 1000 Value
 Index.................
 Morningstar Large
 Value Category........
 * The Account's SEC effective date was May 1, 2002.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................   0.75
 Other Expenses..................   0.04
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.79


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LARGECAP VALUE ACCOUNT                  $81   $252  $439  $978

LIMITED TERM BOND ACCOUNT
The Account seeks to provide current income.

MAIN STRATEGIES
The Account invests primarily in high quality, short-term fixed-income securities. The Account considers the term "bond" to mean any debt security. Under normal circumstances, it invests at least 80% of its assets in:
.. securities issued or guaranteed by the U.S. government or its agencies or instrumentalities;
.. debt securities of U.S. issuers rated in the three highest grades by Standard
  & Poor's Rating Service or Moody's Investors Service, Inc. or, if unrated, in the opinion of the Sub-Advisor, Principal, of comparable quality; and
.. mortgage-backed securities representing an interest in a pool of mortgage loans.

The rest of the Account's assets may be invested in a variety of financial instruments, including securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to affect the ability of the issuer to make principal and interest payments than is the case with issuers of higher rated securities.


Under normal circumstances, the Account maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Account's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Principal's judgment regarding the likelihood of the security being called or prepaid.


Under unusual market or economic conditions, the Account may invest up to 100% of its assets in cash and cash equivalents.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates. When interest rates rise, the value of fixed-income securities will generally fall. Conversely, a drop in interest rates will generally cause an increase in the value of fixed-income securities. Some fixed-income investments give the issuer the option to call, or redeem, its securities before their maturity date. If an issuer calls its security during a time of declining interest rates, the Account may have to reinvest the proceeds in securities with lower rates. In addition, the Account's appreciation may be limited by issuer call options having more value during times of declining interest rates.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



PORTFOLIO DURATION. . The average portfolio duration of the Account normally is less than three years and is based on Principal's forecast for interest rates. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security's price to changes in interest rates. For example, if the portfolio duration of the Account is three years, a change of 1% in the market's yield results in a change of approximately 3% in the value of the Account's securities. The longer a security's duration, the more sensitive it is to changes in interest rates. An Account with a longer average portfolio duration will be more sensitive to changes in interest rates than an Account with a shorter average portfolio duration.



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

MORTGAGE-BACKED SECURITIES . Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest rates. This may increase the volatility of the Account.


As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking diversification by investing in a fixed-income mutual fund.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

LOGO



                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ '0%
                               LOWEST  Q '0  %


The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 LIMITED TERM BOND
 ACCOUNT...............      N/A          N/A            N/A
 Lehman Brothers Mutual
 Fund 1-5 Gov't./Credit
 Index.................
 Morningstar Short-Term
 Bond Category.........
 * The Account's SEC effective date was May 1, 2003.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................  0.50
 Other Expenses...................  0.07
                                    ----
  TOTAL ACCOUNT OPERATING EXPENSES  0.57


 EXAMPLES

 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                  NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------
                                            1     3     5    10
 LIMITED TERM BOND
 ACCOUNT                                 $58   $183  $318  $714

MIDCAP ACCOUNT
The Account seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

MAIN STRATEGIES
The Account invests primarily in common stocks and other equity securities of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalizations (those with market capitalizations similar to companies in the Russell MidCap Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their inherent value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average.


Principal considers the quality and price of individual issuers rather than forecasting stock market trends in its selection of individual securities. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return. Up to 10% of Account assets may be invested in foreign securities.


Principal focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Principal constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Account is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account is subject to the risk that its principal market segment, medium capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Account's performance may sometimes be lower or higher than that of other types of funds. The value of the Account's equity securities may fluctuate on a daily basis. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR


                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9923.31%
                               LOWEST Q3 '98-20.01%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP ACCOUNT .......

 Russell Midcap Index .
 Morningstar Mid-Cap
 Blend Category........
 * The Account's SEC effective date was December 18, 1987.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.60
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.61


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                               NUMBER OF YEARS YOU OWN YOUR SHARES
 ---------------------------------------------------------------------------------
                                         1     3     5    10
 MIDCAP ACCOUNT                       $62   $195  $340  $762

MIDCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Growth Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. In the view of the Sub-Advisor, Mellon Equity, many medium-sized companies:
.. are in fast growing industries;
.. offer superior earnings growth potential; and .. are characterized by strong balance sheets and high returns on equity.
The Account may also hold investments in large and small capitalization companies, including emerging and cyclical growth companies. The Account may invest up to 10% of its net assets in securities of foreign companies, including securities of issuers in emerging countries and securities quoted in foreign currencies.

Mellon Equity uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings momentum measures and higher expected earnings per share growth.


The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy," "sell" or "hold." The decision to buy, sell or hold is made by Mellon Equity based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security. In addition, Mellon Equity manages risk by diversifying across companies and industries, limiting the potential adverse impact from any one stock or industry.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same range of opportunities as more developed countries companies in more developed countries.



EMERGING MARKET COUNTRIES . Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.



FOREIGN EXCHANGE CONTRACTS . Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Account as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Account is authorized to enter into certain foreign currency exchange transactions. In addition, the Account's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept the potential for short-term fluctuations in the value of their investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '0124.12%
                               LOWEST Q3 '01-25.25%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP GROWTH ACCOUNT

 Russell Midcap Growth
 Index.................
 Morningstar Mid-Cap
 Growth Category.......
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.04
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.94


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                      NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------
                                               1     3     5      10
 MIDCAP GROWTH ACCOUNT                      $96   $300  $520  $1,155

MIDCAP VALUE ACCOUNT
The Account seeks long-term growth of capital by investing primarily in equity securities of companies with value characteristics and market capitalizations in the $1 billion to $10 billion range.

MAIN STRATEGIES
The Account invests primarily in common stocks of medium capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with a medium market capitalization (those with market capitalizations similar to companies in the Russell Midcap Value Index (as of December 31, 2004, this range was between approximately $631 million and $33.8 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Companies may range from the well-established and well known to the new and unseasoned. The Account may invest up to 10% of its assets in securities of foreign companies.

The stocks are selected using a value oriented investment approach by Neuberger Berman, the Sub-Advisor. Neuberger Berman identifies value stocks in several ways. Factors it considers in identifying value stocks may include:
.. strong fundamentals, such as a company's financial, operational and competitive positions;
.. consistent cash flow; and
.. a sound earnings record through all phases of the market cycle.

Neuberger Berman may also look for other characteristics in a company, such as a strong position relative to competitors, a high level of stock ownership among management, and a recent sharp decline in stock price that appears to be the result of a short-term market overreaction to negative news. Neuberger Berman believes that, over time, securities that are undervalued are more likely to appreciate in price and are subject to less risk of price decline than securities whose market prices have already reached their perceived economic value.


The Account may purchase securities issued as part of, or a short period after, companies' initial public offerings and may at times dispose of those shares shortly after their acquisition.


This approach also involves selling portfolio securities when Neuberger Berman believes they have reached their potential, when the securities fail to perform as expected or when other opportunities appear more attractive.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept short-term fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9923.54%
                               LOWEST  Q3 '02  -14.54%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MIDCAP VALUE ACCOUNT .

 Russell Midcap Value
 Index.................
 Morningstar Mid-Cap
 Value Category........
 * The Account's SEC effective date was May 3, 1999.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.05
 Other Expenses..................    0.03
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.08


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------------
                                              1     3     5      10
 MIDCAP VALUE ACCOUNT                      $110  $343  $595  $1,317

MONEY MARKET ACCOUNT
The Account has an investment objective of as high a level of current income available from investments in short-term securities as is consistent with preservation of principal and maintenance of liquidity.

MAIN STRATEGIES
The Account invests its assets in a portfolio of high quality, short-term money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Account purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940, as amended.

The Account maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Account may sell a security before it matures:
.. to take advantage of market variations;
.. to generate cash to cover sales of Account shares by its shareholders; or .. upon revised credit opinions of the security's issuer.
The sale of a security by the Account before maturity may not be in the best interest of the Account. The sale of portfolio securities is usually a taxable event. The Account does have an ability to borrow money to cover the sale of Account shares.

It is the policy of the Account to be as fully invested as possible to maximize current income. Securities in which the Account invests include:
.. securities issued or guaranteed by the U.S. government, including treasury bills, notes and bonds;
.. securities issued or guaranteed by agencies or instrumentalities of the U.S.
  government. These are backed either by the full faith and credit of the U.S. government or by the credit of the particular agency or instrumentality;
.. bank obligations including:
  . certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or . bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
.. commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
.. corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Account has 397 days or less remaining to maturity;
.. repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
.. taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Among the certificates of deposit typically held by the Account are Eurodollar and Yankee obligations which are issued in U.S. dollars by foreign banks and foreign branches of U.S. banks. Before the Manager selects a Eurodollar or Yankee obligation, however, the foreign issuer undergoes the same credit-quality analysis and tests of financial strength as an issuer of domestic securities.


MAIN RISKS
As with all mutual funds, the value of the Account's assets may rise or fall. Although the Account seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Account. An investment in the Account is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



CREDIT RISK . Credit risk pertains to the issuer's ability to make scheduled principal or interest payments. This may reduce the Account's stream of income and decrease the Account's yield.

INTEREST RATE RISK . The value of the Account's shares is directly impacted by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.


REPURCHASE AGREEMENTS . The Account may invest in repurchase agreements with commercial banks, brokers and dealers considered by the Manager to be creditworthy. Default or insolvency of the other party is a potential risk to the Account.


U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in securities issued by government-sponsored enterprises. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.


EURODOLLAR AND YANKEE OBLIGATIONS . Eurodollar and Yankee obligations have risks similar to U.S. money market instruments, such as income risk and credit risk. Other risks of Eurodollar and Yankee obligations include the possibilities that: a foreign government will not let U.S. dollar-denominated assets leave the country; the banks that issue Eurodollar obligations may not be subject to the same regulations as U.S. banks; and adverse political or economic developments will affect investments in a foreign country.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking monthly dividends without incurring much principal risk.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR




                             TO OBTAIN THE ACCOUNT'S CURRENT YIELD INFORMATION,
                             PLEASE CALL 1-800-247-4123
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 MONEY MARKET ACCOUNT .

 * The Account's SEC effective date was March 18, 1983.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.48
 Other Expenses..................    0.01
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.49


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                    NUMBER OF YEARS YOU OWN YOUR SHARES
 --------------------------------------------------------------------------------------
                                              1     3     5    10
 MONEY MARKET ACCOUNT                      $50   $157  $274  $616

PRINCIPAL LIFETIME 2010 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in fixed-income securities (see table below), the Account is more subject to the risk of interest rate changes and credit risk than to the risks associated with a stock funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2010, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


The Account's broad diversification is designed to cushion severe losses in any one investment sector and moderate the Account's overall price swings. However, the Account's share prices will fluctuate as the prices of the underlying funds rise or fall with changing market conditions. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


INVESTOR PROFILE
The Account may be an appropriate investment for investors expecting to retire around the year 2010 or fund a cashflow need in the year 2010.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                        XXXXX%  LargeCap Value               XXXXX%
      Capital Value                XXXXX  LargeCap Stock Index          XXXXX
      Equity Growth                XXXXX  Money Market                  XXXXX
      Equity Income                XXXXX  Real Estate Securities        XXXXX
      Growth                       XXXXX  SmallCap                      XXXXX
      International                XXXXX

Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.10
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.22
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2010 ACCOUNT                                                $23   $72   $125  $284

PRINCIPAL LIFETIME 2020 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2020, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2020 or fund a cashflow need in the year 2020.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                          2XXXXX%  LargeCap Value             XXXXX%
      Capital Value             XXXXX        LargeCap Stock Index        XXXXX
      Equity Growth             XXXXX        Real Estate Securities      XXXXX
      Equity Income             XXXXX        SmallCap                    XXXXX
      Growth                    XXXXX        SmallCap Growth             XXXXX
      International             XXXXX        SmallCap Value              XXXXX



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.07
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.19
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2020 ACCOUNT                                                $20   $62   $109  $246

PRINCIPAL LIFETIME 2030 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is weighted toward underlying funds that invest in equity securities (see table below), the Account is more subject to the risks associated with stock funds than to the risk of interest rate changes and credit risk. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2030, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2030 or fund a cashflow need in the year 2030.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                        XXXXX%  LargeCap Value               XXXXX%
      Capital Value                XXXXX  LargeCap Stock Index          XXXXX
      Equity Growth                XXXXX  Real Estate Securities        XXXXX
      Equity Income                XXXXX  SmallCap                      XXXXX
      Growth                       XXXXX  SmallCap Growth               XXXXX
      International                XXXXX  SmallCap Value                XXXXX



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.07
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.19
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.16% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2030 ACCOUNT                                                $20   $62   $109  $246

PRINCIPAL LIFETIME 2040 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES

To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets.Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account is heavily weighted toward underlying funds that invest in equity securities (see table below), the Account is subject to the risks associated with stock funds. The Account also invests to a limited degree in underlying funds that invest in fixed-income securities. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2040, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2040 or fund a cashflow need in the year 2040.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                        XXXXX%  LargeCap Value               XXXXX%
      Capital Value                XXXXX  LargeCap Stock Index         XXXXXX
      Equity Growth                XXXXX  Real Estate Securities        XXXXX
      Equity Income                XXXXX  SmallCap                      XXXXX
      Growth                       XXXXX  SmallCap Growth               XXXXX
      International                XXXXX  SmallCap Value                XXXXX



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.23
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.35
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2040 ACCOUNT                                                $36   $113  $198  $446

PRINCIPAL LIFETIME 2050 ACCOUNT
The Account seeks a total return consisting of long-term growth of capital and current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account broad exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

Over time, shifts in the allocations to the underlying funds will be designed to accommodate investors progressing from asset accumulation years to income-generation years; shifts in the underlying fund allocations may also occur when market forces change allocations in ways the Sub-Advisor, Principal, considers likely to help the Account achieve its investment objective.


In deciding how to allocation the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns, volatility assumptions and the Account's target time horizon. There are no minimum or maximum percentages in which the Account must invest in any underlying fund. As the Account primarily invests in underlying funds that invest in equity securities (see table below), the primarily risks of the Account are those associated with stock funds. The Account also invests in fixed-income underlying funds. At any time, Principal may add or substitute underlying funds in which the Account invests.


Principal intends to gradually shift the Account's allocation among the underlying funds so that within five to ten years after the year 2050, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account, an Account that invests primarily in fixed-income securities. At that time, the Account may be combined with the Principal LifeTime Strategic Income Account. The Board of Directors would need to determine at the time of the proposed combination that the combining of the Accounts is in the best interests of the Accounts' shareholders. If the Board determines that the proposed combination is appropriate, it will seek: 1) an order of substitution from the Securities and Exchange Commission; 2) submit the issue to a vote of the shareholders; 3) or a combination of both 1 and 2.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.



HEDGING STRATEGIES . Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks. The contracts may increase the Account's volatility and, thus, could involve a significant risk. If the Sub-Advisor's predictions are inaccurate, the averse consequences to the Account (e.g., a reduction in the Account's net asset value) may leave the Account in a worse position than if these strategies were not used.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


FIXED-INCOME RISKS
.. Interest rate changes. The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.
.. Credit risk. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.
.. High yield securities. Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS)
.. U.S. Government Sponsored Securities. The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors expecting to retire around the year 2050 or fund a cashflow need in the year 2050.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                        XXXXX%  LargeCap Value               XXXXX
      Capital Value                XXXXX  LargeCap Stock Index         XXXXX
      Equity Growth                XXXXX  Real Estate Securities       XXXXX
      Equity Income                XXXXX  SmallCap                     XXXXX
      Growth                       XXXXX  SmallCap Growth              XXXXX
      International                XXXXX  SmallCap Value               XXXXX



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.42
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.54
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.13% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                         NUMBER OF YEARS YOU OWN YOUR SHARES
 -----------------------------------------------------------------------------------------------------------------------
                                                                                   1     3     5    10
 PRINCIPAL LIFETIME 2050 ACCOUNT                                                $55   $174  $303  $680

PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT
The Account seeks high current income.

MAIN STRATEGIES
To pursue its goal, the Account invests in shares of other Principal Variable Contracts Fund Accounts (the "underlying funds"). The underlying funds are intended to give the Account moderate exposure to the domestic and foreign equity and fixed-income markets. At any time, the Sub-Advisor, Principal, may add or substitute underlying funds in which the Account invests.

In deciding how to allocate the Account's assets among the underlying funds at any time, Principal considers long-term asset class returns and volatility assumptions. As the Account invests primarily in underlying funds that invest in fixed-income securities (see table below), the Account is subject to the risk of interest rate changes and credit risks associated with fixed-income securities. The Account may also invest in underlying funds which invest primarily in equity securities.


MAIN RISKS
The Account's investments are concentrated in the underlying funds and, as a result, the Account's performance is directly related to their performance. The Account's ability to meet its investment objective depends on the ability of the underlying funds to achieve their investment objectives. Consequently, the Account is subject to the particular risks of the underlying funds in the proportions in which the Account invests in them. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the underlying funds invest have associated risks. These include risks of:



INTEREST RATE CHANGES . The value of fixed-income securities held by the Account may be affected by factors such as changing interest rates, credit rating, and effective maturities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.



CREDIT RISK . Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds. Bonds held by the Account may be affected by unfavorable political, economic, or governmental developments that could affect the repayment of principal or the payment of interest.



HIGH YIELD SECURITIES . Fixed-income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies. (please see High Yield Securities in the section of the Prospectus entitled CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS).



U.S. GOVERNMENT SPONSORED SECURITIES . The Account may invest in debt and mortgage-backed securities issued by government-sponsored enterprises such as the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association and the Federal Home Loan Banks. Although the issuing agency, instrumentality or corporation maybe chartered or sponsored by the United States government, their securities are neither issued nor guaranteed by the United States Treasury.

EQUITY SECURITY RISKS
.. Stock market volatility. The net asset value of the underlying fund shares is effected by changes in the value of the securities it owns. The prices of equity securities may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.
.. Foreign investing.Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries may negatively impact the portfolio. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.

.. Small and Medium Capitalizations. Companies with small capitalizations are often companies with a limited operation history. Smaller capitalization companies securities may be more volatile in price than larger company securities, especially over the short-term.
.. Hedging strategies. Use of forward foreign currency exchange contracts, currency or index futures or other derivatives involves risks.
.. Initial Public Offerings ("IPOs"). Purchase of shares issued in IPOs exposes an underlying fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate.

INVESTOR PROFILE
The Fund may be an appropriate investment for investors in retirement.

UNDERLYING FUND ALLOCATION
As of December 31, 2004, the Account's assets were allocated among the underlying funds as follows:

      Bond                        XXXXX%  LargeCap Value               XXXXX%
      Capital Value                XXXXX  LargeCap Stock Index          XXXXX
      Equity Growth                XXXXX  Money Market                  XXXXX
      Equity Income                XXXXX  Real Estate Securities        XXXXX
      Growth                       XXXXX  SmallCap                      XXXXX
      International                XXXXX



Based on this allocation, the weighted average of the total account operating expenses of the underlying funds is XXXXX%. The combined total expenses for the Account may be higher or lower depending on the allocation of its assets among the underlying funds.

As the inception date of the Account is August 30, 2004, historical performance data is not available.

FEES AND EXPENSES (ESTIMATED) AS A % OF AVERAGE DAILY NET ASSETS
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees..................         0.12
 Other Expenses...................         0.26
                                           ----
  TOTAL ACCOUNT OPERATING EXPENSES         0.38
  The Manager has voluntarily agreed to reimburse operating expenses so that the total Account operating expenses will not be greater than 0.14% through April 30, 2005. The Manager may not continue this arrangement after May 1, 2005.
  The Account as a shareholder in the underlying funds, indirectly bears its pro rata share of the operating expenses incurred by each underlying fund. As of December 31, 2004, the operating expenses of the underlying funds ranged from 0.37% to 1.53%. The
  Account's investment return is net of the underlying funds' operating expenses.


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If the operating expenses of the underlying funds, separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 -------------------------------------------------------------------------------------------------------------------
                                                                                 1     3     5    10
 PRINCIPAL LIFETIME STRATEGIC INCOME ACCOUNT                                  $39   $123  $215  $484

REAL ESTATE SECURITIES ACCOUNT
The Account seeks to generate a total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

MAIN STRATEGIES
Under normal market conditions, the Account invests at least 80% of its net assets in equity securities of companies principally engaged in the real estate industry. For purposes of the Account's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are permitted to eliminate corporate level federal income taxes by meeting certain requirements of the Internal Revenue Code. REITs are characterized as:
.. equity REITs, which primarily own property and generate revenue from rental income;
.. mortgage REITs, which invest in real estate mortgages; and .. hybrid REITs, which combine the characteristics of both equity and mortgage
  REITs.
In selecting securities for the Account, the Manager focuses on equity REITs.

The Account may invest up to 25% of its assets in securities of foreign real estate companies.


MAIN RISKS
As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.


SECTOR RISK . Because the Account invests at least 80% of its net assets in securities of companies principally engaged in the real estate industry, the Account is also subject to sector risk; that is, the possibility that the real estate sector may underperform other sectors or the market as a whole. As Principal allocates more of the Account's portfolio holdings to the real estate sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector. The share price of the Account may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries.

Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
.. declines in the value of real estate
.. risks related to general and local economic conditions
.. dependency on management skills
.. heavy cash flow dependency
.. possible lack of available mortgage funds
.. overbuilding
.. extended vacancies in properties
.. increases in property taxes and operating expenses
.. changes in zoning laws
.. expenses incurred in the cleanup of environmental problems
.. casualty or condemnation losses
.. changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
.. may not be diversified with regard to the types of tenants (thus subject to business developments of the tenant(s));
.. may not be diversified with regard to the geographic locations of the properties (thus subject to regional economic developments); and .. are subject to cash flow dependency of its tenants.


FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate.


INVESTOR PROFILE
The Account may be an appropriate investment for investors who seek a total return, want to invest in companies engaged in the real estate industry and accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '0011.51%
                               LOWEST Q3 '99-8.40%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 REAL ESTATE SECURITIES
 ACCOUNT ..............

 Morgan Stanley REIT
 Index.................                                  N/A
 Morningstar Specialty
 - Real Estate Category
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.90
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.92


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                     NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 REAL ESTATE SECURITIES ACCOUNT              $94   $293  $509  $1,131

SMALLCAP ACCOUNT
The Account seeks long-term growth of capitalby investing primarily in equity securities of companies with comparatively small market capitalizations.

MAIN STRATEGIES
The Account invests primarily in common stocks of small capitalization companies. Under normal market conditions, the Account invests at least 80% of its assets in common stocks of companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Index (as of December 31, 2004, this range was between approximately $59 million and $3.6 billion)) at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 20% of its assets in securities of foreign companies.

In selecting securities for investment, the Sub-Advisor, Principal, looks at stocks with value and/or growth characteristics and constructs an investment portfolio that has a "blend" of stocks with these characteristics. In managing the assets of the Account, Principal does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Principal's estimation of forward-looking rates of return.


Principal may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.



FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the potential for volatile fluctuations in the value of investments.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ2 '9926.75%
                               LOWEST Q3 '01-25.61%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP ACCOUNT .....

 Russell 2000 Index ...
 Morningstar Small
 Blend Category........
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    0.85
 Other Expenses..................    0.10
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    0.95


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                 NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------
                                          1     3     5      10
 SMALLCAP ACCOUNT                      $97   $303  $525  $1,166

SMALLCAP GROWTH ACCOUNT
The Account seeks long-term growth of capital.

The Manager has selected UBS Global AM and Emerald as Sub-Advisors to the
Account.


MAIN STRATEGIES
The Account pursues its investment objective by investing primarily in equity securities. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of companies with small market capitalizations (those with market capitalizations equal to or smaller than the greater of 1) $2.5 billion or 2) the highest market capitalization of the companies in the Russell 2000 Growth Index at the time of purchase (as of June 30, 2004, this range was between approximately $70 million and $1.95 billion)). Market capitalization is defined as total current market value of a company's outstanding common stock. The Account may invest up to 25% of its assets in securities of foreign companies.

UBS Global AM seeks to invest in companies that possess dominant market positions or franchises, a major technical edge, or a unique competitive advantage. To this end, UBS Global AM considers earnings revision trends, positive stock price momentum and sales acceleration when selecting securities. The Account may also invest in securities of emerging growth companies which are companies that UBS Global AM expects to experience above average earnings or cash flow growth or meaningful changes in underlying asset values. Investments in equity securities may include common stock and preferred stock.


Utilizing fundamental analysis, Emerald seeks to invest in the common stock of companies with distinct competitive advantages, strong management teams, leadership positions, high revenue and earnings growth rates versus peers, differentiated growth drivers and limited sell-side research.


The Manager may, from time-to-time, reallocate Account assets among the Sub-Advisors. The decision to do so may be based on a variety of factors, including but not limited to: the investment capacity of each Sub-Advisor, portfolio diversification, volume of net cash flows, fund liquidity, investment performance, investment strategies, changes in each Sub-Advisor's firm or investment professionals, or changes in the number of Sub-Advisors. Ordinarily, reallocations of Account assets among Sub-Advisors will generally occur as a Sub-Advisor liquidates assets in the normal course of portfolio management and with net new cash flows; however, at times reallocations may occur by transferring assets in cash or in kind among Sub-Advisors.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with any security, the securities in which the Account invests have associated risks. These include risks of:


STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



GROWTH STOCKS . Because growth securities typically do not make dividend payments to shareholders, investment returns are based on capital appreciation making returns more dependent on market increases and decreases. Growth stocks may therefore be more volatile than non-growth stocks to market changes.



SECTOR RISK . UBS Global AM may group companies with similar characteristics into broad categories called sectors. Therefore, the Account is also subject to sector risk; that is, the possibility that a certain sector may underperform other sectors or the market as a whole. As UBS Global AM allocates more of the Account's portfolio holdings to a particular sector, the Account's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries
..



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.

INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.

UBS Global AM became the Sub-Advisor to the Account on October 1, 2002. On August 24, 2004, Emerald also became Sub-Advisor to the Account.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns during this time period were:
                               HIGHESTQ4 '9959.52%
                               LOWEST Q3 '01-37.66%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP GROWTH
 ACCOUNT ..............

 Russell 2000 Growth
 Index.................
 Morningstar Small
 Growth Category.......
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.00
 Other Expenses..................    0.02
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.02


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                   NUMBER OF YEARS YOU OWN YOUR SHARES
 ----------------------------------------------------------------------------------
                                            1     3     5      10
 SMALLCAP GROWTH
 ACCOUNT                                 $104  $325  $563  $1,248

SMALLCAP VALUE ACCOUNT
The Account seeks long-term growth of capital.

MAIN STRATEGIES
The Account invests primarily in a diversified group of equity securities of small U.S. companies with small market capitalizations (those with market capitalizations similar to companies in the Russell 2000 Value Index (as of December 31, 2004, this range was between approximately $80 million and $3 billion)) at the time of purchase. Under normal market conditions, the Account invests at least 80% of its assets in equity securities of such companies. Emphasis is given to those companies that exhibit value characteristics. Value securities generally have above average dividend yield and below average price to earnings (P/E) ratios. Up to 10%% of the Account's assets may be invested in foreign securities.

The Sub-Advisor, Morgan, uses quantitative and fundamental research, systematic stock valuation and a disciplined portfolio construction process. It seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe, represented by the Russell 2000/(R)/ Value Index. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable factor rankings. Such factors include Morgan's dividend discount model rankings, price-to-cashflow, earnings revisions, as well as positive price momentum. Morgan ranks these companies within economic sectors according to their relative attractiveness. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.


Under normal market conditions, the Account will have sector weightings comparable to that of the U.S. small company value universe though it may under or over-weight selected economic sectors. In addition, as a company moves out of the market capitalization range of the small company universe, it generally becomes a candidate for sale by the Account.


The Account may also purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition.


Since the Account has a long-term investment perspective, it does not intend to respond to short-term market fluctuations or to acquire securities for the purpose of short-term trading.


MAIN RISKS
The Account's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. As with all mutual funds, as the values of the Account's assets rise or fall, the Account's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

As with any security, the securities in which the Account invests have associated risks. These include risks of:



STOCK MARKET VOLATILITY . The net asset value of the Account's shares is effected by changes in the value of the securities it owns. The prices of equity securities held by the Account may decline in response to certain events including those directly involving issuers of these securities, adverse conditions affecting the general economy, or overall market declines. In the short term, stock prices can fluctuate dramatically in response to these factors.



SMALL AND MEDIUM CAPITALIZATIONS . Companies with small capitalizations are often companies with a limited operation history. Such companies may have been created in response to cultural, economic, regulatory or technological developments. Such developments can have significant impact or negative effect on smaller capitalization companies securities which may be more volatile in price than larger company securities, especially over the short-term.



VALUE STOCKS . The Account's potential investment in value stocks carries the risk that the market will not recognize a security's intrinsic value for a long time or that a stock judged to be undervalued may actually be appropriately priced.

FOREIGN INVESTING . Foreign markets and currencies may not perform as well as U.S. markets. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments may negatively impact the Account's portfolio. Dividends and other income payable on foreign securities may be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. Emerging market countries and companies doing business in emerging market countries may not have the same rage of opportunities as more developed countries companies in more developed countries.



INITIAL PUBLIC OFFERINGS ("IPOS") . The Account's purchase of shares issued in IPOs exposes it to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Sub-Advisor cannot guarantee continued access to IPO offerings, and may at times dispose of those shares shortly after their acquisition.


INVESTOR PROFILE
The Account may be an appropriate investment for investors seeking long-term growth and willing to accept volatile fluctuations in the value of their investment. The Account is not designed for investors seeking income or conservation of capital.

The Account's past performance is not necessarily an indication of how the Account will perform in the future. The bar chart and tables provide some indication of the risks of investing in the Account by showing changes in performance from year to year and showing how the Account's average annual returns compare with those of a broad measure of market performance. Annual operating expenses do not include any separate account expenses, cost of insurance or other contract level expenses. Total returns would be lower if such expenses were included.

 YEAR-BY-YEAR TOTAL RETURN (%) AS OF DECEMBER 31 EACH YEAR

                              The Account's highest/lowest quarterly returns
                              during this
                              time period were:
                               HIGHEST Q2 '03  23.76%
                               LOWEST Q3 '98-19.14%
LOGO

The year-to-date return as of March 31, 2004 is %.

 AVERAGE ANNUAL TOTAL RETURNS (%) FOR THE PERIOD ENDED DECEMBER 31, 2004

                         PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS    LIFE OF ACCOUNT*
 SMALLCAP VALUE ACCOUNT
 Russell 2000 Value
 Index.................
 Morningstar Small
 Value Category........
 * The Account's SEC effective date was May 1, 1998.

FEES AND EXPENSES AS A % OF AVERAGE DAILY NET ASSETS BASED ON THE ACCOUNT'S LATEST FISCAL YEAR
(These fees and expenses do not include the effect of any sales charge, separate account expenses or other contract level expenses which may be applied at the variable life insurance or variable annuity product level. If such charges or
                                                        -
fees were included, overall expenses would be higher and would lower the Account's performance.)

 ACCOUNT OPERATING EXPENSES

 Management Fees.................    1.10
 Other Expenses..................    0.08
                                     ----
          TOTAL ACCOUNT OPERATING
                         EXPENSES    1.18


 EXAMPLES
 The Examples assume that you invest $10,000 in the Account for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Account's operating expenses remain the same. If separate account expenses and contract level expenses were included, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                       NUMBER OF YEARS YOU OWN YOUR SHARES
 ------------------------------------------------------------------------------------------
                                                1     3     5      10
 SMALLCAP VALUE ACCOUNT                      $120  $375  $649  $1,432

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS


The information in this section does not directly apply to the Principal LifeTime Accounts. It does apply to the underlying funds in which the LifeTime Accounts invest.The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


SECURITIES AND INVESTMENT PRACTICES

MARKET VOLATILITY . Equity securities include common stocks, preferred stocks, convertible securities, depositary receipts, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. The value of a company's stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company's stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company's financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.



INTEREST RATE CHANGES . Fixed-income securities are sensitive to changes in interest rates. In general, fixed-income security prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.



CREDIT RISK . Fixed-income security prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as lower grade or "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.


REPURCHASE AGREEMENTS AND LOANED SECURITIES
Although not a principal investment strategy, each of the Accounts may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Account sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by an Account collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Account holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Account bears a risk of loss. To minimize such risks, the Account enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the securities collateralizing the repurchase agreement is, and during the entire term of the repurchase agreement remains, at least equal to the repurchase price, including accrued interest.

Each of the Accounts may lend its portfolio securities to unaffiliated broker-dealers and other unaffiliated qualified financial institutions.


CURRENCY CONTRACTS
The Asset Allocation and Equity Growth Accounts may enter into currency contracts, currency futures contracts and options, and options on currencies for hedging and other purposes.The Accounts (except Government Securities and
Money Market) may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging purposes and not as a principal investment strategy. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. An Account will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Account (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If an Account's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Account's investment, these techniques could result in a loss. These techniques may increase the volatility of an Account and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. There is also a risk of government action through exchange controls that would restrict the ability of the Account to deliver or receive currency.


FORWARD COMMITMENTS
Although not a principal investment strategy, each of the Accounts may enter into forward commitment agreements. These agreements call for the Account to purchase or sell a security on a future date at a fixed price. Each of these Accounts may also enter into contracts to sell its investments either on demand or at a specific interval.

WARRANTS
Each of the Accounts (except Government Securities and Money Market) may invest up to 5% of its assets in warrants though none of the Accounts use such investments as a principal investment strategy. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

HIGH YIELD SECURITIES
The Asset Allocation, Balanced, Bond and MidCap Value Accounts may invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager or the Sub-Advisor. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in highly rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.


Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of an Account to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such credit analysis than would be the case if the Account were investing in higher quality bonds.


High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher-grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, an Account may incur additional expenses to seek recovery.


The secondary market on which high yield bonds are traded may be less liquid than the market for higher-grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which an Account could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Account's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.


The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by an Account, the Account may retain the security if the Manager or Sub-Advisor thinks it is in the best interest of shareholders.

INITIAL PUBLIC OFFERINGS ("IPOS")
The Accounts (except Bond, Government Securities, Limited Term Bond and Money Market) may invest in IPOs. An IPO is a company's first offering of stock to the public. IPO risk is that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. The limited number of shares available for trading in some IPOs may make it more difficult for an Account to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders.

When an Account's asset base is small, a significant portion of the Account's performance could be attributable to investments in IPOs because such investments would have a magnified impact on the Account. As the Account's assets grow, the effect of the Account's investments in IPOs on the Account's performance probably will decline, which could reduce the Account's performance. Because of the price volatility of IPO shares, an Account may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Account's portfolio and lead to increased expenses to the Account, such as commissions and transaction costs. By selling IPO shares, the Account may realize taxable gains it will subsequently distribute to shareholders.


DERIVATIVES
To the extent permitted by its investment objectives and policies, each of the Accounts (except Money Market) may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.


There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect an Account from exposure to changing interest rates, securities prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Accounts may enter into put or call options, future contracts, options on futures contracts and over-the-counter swap contracts (e.g., interest rate swaps, total return swaps and credit default swaps) for both hedging and non-hedging purposes.


Generally, no Account may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Account. The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
.. the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Manager or Sub-Advisor anticipated;
.. the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
.. the risk that adverse price movements in an instrument can result in a loss substantially greater than an Account's initial investment; and .. the counterparty may fail to perform its obligations.

CONVERTIBLE SECURITIES
Convertible securities are fixed-income securities that an Account (except Bond, Limited Term Bond and Money
Market) has the right to exchange for equity securities at a specified conversion price. The option allows the Account to realize additional returns if the market price of the equity securities exceeds the conversion price. For example, the Account may hold fixed-income securities that are convertible into shares of common stock at a conversion price of

$10 per share. If the market value of the shares of common stock reached $12, the Account could realize an additional $2 per share by converting its fixed-income securities.

Convertible securities have lower yields than comparable fixed-income securities. In addition, at the time a convertible security is issued the conversion price exceeds the market value of the underlying equity securities. Thus, convertible securities may provide lower returns than non-convertible fixed-income securities or equity securities depending upon changes in the price of the underlying equity securities. However, convertible securities permit the Account to realize some of the potential appreciation of the underlying equity securities with less risk of losing its initial investment.


The Accounts treat convertible securities as both fixed-income and equity securities for purposes of investment policies and limitations because of their unique characteristics. The Accounts may invest in convertible securities without regard to their ratings.


FOREIGN INVESTING
As a principal investment strategy, the Asset Allocation, Diversified International, International Emerging Markets and
International SmallCap Accounts may invest Account assets in securities of foreign companies.The other Accounts
(except Government Securities and Money Market) may invest in securities of foreign companies but not as a principal investment strategy. For the purpose of this restriction, foreign companies are:
.. companies with their principal place of business or principal office outside the U.S.; and
.. companies for which the principal securities trading market is outside the U.S.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.


Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Account assets is not invested and earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Account investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. An Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


An Account may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign-based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the Account to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


LIFETIME ACCOUNTS
The performance and risks of each LifeTime Account directly corresponds to the performance and risks of the underlying funds in which the Account invests. By investing in many underlying funds, the LifeTime Accounts have partial exposure to the risks of many different areas of the market. The more a LifeTime Account allocates to stock funds, the greater the expected risk.

For Accounts that are farthest from their stated retirement dates, allocations to stocks are relatively high so that investors may benefit from their long-term growth potential, while allocations to fixed-income securities are relatively low. This approach is designed to help investors accumulate the assets needed during their retirement years. Principal intends to gradually shift each Lifetime Account's (except the Lifetime Strategic Income Account) allocation among the underlying funds so that within five to ten years after the stated retirement date, the Account's underlying fund allocation matches the underlying fund allocation of the Principal LifeTime Strategic Income Account.


If you are considering investing in a LifeTime Account, you should take into account your estimated retirement date and risk tolerance. In general, each LifeTime Account is managed with the assumption that the investor will invest in a LifeTime Account whose stated date is closest to the date the shareholder retires. Choosing an Account targeting an earlier date represents a more conservative choice; targeting an Account with a later date represents a more aggressive choice. It is important to note that the retirement year of the Account you select should not necessarily represent the specific year you intend to start drawing retirement assets. It should be a guide only. Generally, the potential for higher returns over time is accompanied by the higher risk of a decline in the value of your principal. Investors should realize that the LifeTime Accounts are not a complete solution to their retirement needs. Investors must weigh many factors when considering when to retire, what their retirement needs will be, and what sources of income they may have.

Each LifeTime Account indirectly bears its pro-rata share of the expenses of the underlying funds as well as directly incurring expenses. Therefore, investment in a LifeTime Account is more costly than investing directly in the underlying funds.


PORTFOLIO TURNOVER
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in an Account's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Accounts with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Account) and may have an adverse impact on the Account's performance. No turnover rate can be calculated for the Money Market Account because of the short maturities of the securities in which it invests. Turnover rates for each of the other Accounts may be found in the Account's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights section already includes portfolio turnover costs.


PRICING OF ACCOUNT SHARES


Each Account's shares are bought and sold at the current share price. The share price of each Account is calculated each day the New York Stock Exchange ("NYSE") is open (shares are not priced on the days on which the NYSE is closed for trading). The share price is determined at the close of business of the NYSE (normally 3:00 p.m. Central time). When an order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is received.


For all Accounts, except the Money Market Account, the share price is calculated by:
.. taking the current market value of the total assets of the Account
.. subtracting liabilities of the Account
.. dividing the remainder by the total number of shares owned by the Account.

The securities of the Money Market Account are valued at amortized cost. The calculation procedure is described in the SAI. The Money Market Account reserves the right to determine a share price more than once each day.


NOTES:

.. If current market values are not readily available for a security owned by an
  Account, its fair value is determined using a policy adopted by the Directors. .. An Account's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the NYSE is open. The NAV of an Account investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes that the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
.. Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as local price and premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The Fund has a policy to value such securities at a price at which the Sub-Advisor expects the securities may be sold.

DIVIDENDS AND DISTRIBUTIONS


The issuer of an equity security held by an Account may make a dividend payment. When an Account receives a dividend, it increases the net asset value of a share of the Account.

An Account accrues interest daily on its fixed-income securities in anticipation of an interest payment from the issuer of the security. This accrual increases the net asset value of an Account.


The Money Market Account (or any other Account holding commercial paper) amortizes the discount on commercial paper it owns on a daily basis. This increases the net asset value of the Account.


NOTE: As the net asset value of a share of an Account increases, the unit value of the corresponding division also reflects an increase. The number of units you own in the Account are not increased.

MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE


THE MANAGER
Principal Management Corporation serves as the manager for the Fund. In its handling of the business affairs of the Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the required financial and accounting records. In addition, the Manager is responsible for the portfolio management function for certain Accounts.

MANAGER: The Manager is an indirect subsidiary of Principal Financial Services,
         Inc. and has managed mutual funds since 1969. As of December 31, 2004, the mutual funds it manages had assets of approximately $16.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-2080.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Bond                         William C.Armstrong
                                        Timothy R. Warrick
           Money Market                 Michael R. Johnson
                                        Tracy Reeg
                                        Alice Robertson
           Real Estate Securities       Kelly D. Rush




WILLIAM C. ARMSTRONG, CFA . Mr. Armstrong leads the multi-sector/core portfolio management group for a member company of the Principal Financial Group. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation



MICHAEL R. JOHNSON . Mr. Johnson directs securities trading for Principal. He joined the Principal Financial Group in 1982 and took his current position in 1994. His responsibilities include managing the fixed-income trading operation for Principal and several short-term money market accounts. Mr. Johnson earned his Bachelor's degree in Finance from Iowa State University.



TRACY REEG. . Ms. Reeg is a portfolio manager at Principal specializing in the management and research areas for the short-term money market portfolios. She joined the firm in 1993. Ms. Reeg received a Bachelor's degree in Finance from the University of Northern Iowa. She is a member of the Life Office Management Association (LOMA) and is a Fellow of the Life Management Institute (FLMI).



ALICE ROBERTSON . Ms. Robertson is a trader for Principal on the corporate fixed-income trading desk. She joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position in 1993. Previously, Ms. Robertson was an assistant vice president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

KELLY D. RUSH, CFA . Mr. Rush directs the Real Estate Investment Trust (REIT) activity for Principal - REI. Mr. Rush joined the Principal Financial Group in 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



TIMOTHY R. WARRICK, CFA . Mr. Warrick is a co-portfolio manager at Principal with responsibility for the U.S. multi-sector product with focus on the management of U.S. credit instruments. His prior responsibilities with the firm include portfolio management for multiple asset class portfolios, product development and fixed income credit analyst duties. He joined Principal in 1990. In 1996, Mr. Warrick joined ReliaStar Investment Research, Inc. and was responsible for multiple asset classes, including corporate bonds and leveraged bank loans. He rejoined Principal in 1998 as a portfolio manager. He received an MBA in Finance from Drake University and a Bachelor's degree in Accounting and Economics from Simpson College. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).


THE SUB-ADVISORS
The Manager has signed contracts with various Sub-Advisors. Under the Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory service for a specific Account. For these services, the Sub-Advisor is paid a fee by the Manager.

SUB-ADVISOR: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Equity Value                 Brendan Healy, CFA
                                        Mark Mallon, CFA
                                        Charles A. Ritter, CFA




BRENDAN HEALY, CFA . Mr. Healy, Portfolio Manager, has been a member of the team that manages Large Company Value since he joined American Century in April 2000 and has been a Portfolio Manager since February 2004. Before joining American Century, he spent six years with USAA Investment Management Company as an Equity Analyst. He has a Bachelor's degree in Mechanical Engineering from the University of Arizona and an MBA from the University of Texas-Austin. He has earned the right to use the Chartered Financial Analyst designation.



MARK MALLON, CFA . Mr. Mallon, Chief Investment Officer and Executive Vice President, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in April 1997. Before joining American Century, he spent 19 years at Federated Investors, most recently serving as President and Portfolio Manager of Federated Investment Counseling. Mr. Mallon has a Bachelor of Arts from Westminster College and an MBA from Cornell University. He has earned the right to use the Chartered Financial Analyst designation.



CHARLES A. RITTER, CFA . Mr. Ritter, Vice President and Senior Portfolio Manager, has been a member of the team that manages Large Company Value since its inception in July 1999. He joined American Century in December 1998. Before joining American Century, he spent 15 years with Federated Investors, most recently serving as a Vice President and Portfolio Manager for the company. He has a Bachelor's degree in Mathematics and a Master's degree in Economics from Carnegie Mellon University as well as an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.

SUB-ADVISOR: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           LargeCap Value               Marilyn G. Fedak
                                        John D. Phillips, Jr.




MARILYN G. FEDAK, CFA . Ms. Fedak was named executive vice president and chief investment officer for U.S. Value Equities of Alliance Capital in 2000. She became chief investment office for U.S. Value Equities and chairman of the Bernstein U.S. Equity Investment Policy Group at Sanford C. Bernstein & Co., Inc. in 1993. She had previously served as a senior portfolio manager since joining the firm in 1984. From 1972 to 1983, she was a portfolio manager and research analyst at Morgan Guaranty Trust Company. She earned a BA from Smith College in 1968 and an MBA from Harvard University in 1972. She has earned the right to use the Chartered Financial Analyst designation.



JOHN D. PHILLIPS, JR., CFA . Mr. Phillips, Senior Portfolio Manager - U.S. Value Equities, is a member of the Investment Policy Group, and member of the Research Review Committee. He joined the firm in 1994. From 1992 to 1993, he was chairman of the Investment Committee and chief equity officer at Investment Advisers, Inc. in Minneapolis. From 1972 to 1992, he was at State Street Research and Management Co. in Boston, where he progressed from investment research analyst to vice chairman of the Equity Investment Committee. He earned a BA from Hamilton College and an MBA from Harvard University. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Growth                       Anthony Rizza




ANTHONY RIZZA, CFA . Mr. Rizza, portfolio manager, joined CCI in 1991. He had previously worked with Connecticut National Bank as a Research Officer. He received a BS in Business from the University of Connecticut. Mr. Rizza has earned the right to use the Chartered Financial Analyst designation and is a member of the Hartford Society of Security Analysts.

SUB-ADVISOR: Emerald Advisers, Inc. ("Emerald") is a subsidiary of Emerald Asset
         Management which is owned by eleven inside shareholders and one outside minority shareholder. Emerald provides professional investment advisory services to institutional investors, high net worth individuals and the general public. As of December 31, 2004, Emerald managed approximately $2.0 billion in assets. Emerald's offices are located at 1703 Oregon Pike Road, Suite 101, Lancaster, Pennsylvania 17601.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           SmallCap Growth              Kenneth G. Mertz
                                        Stacey L. Sears




KENNETH G. MERTZ II, CFA. . Mr. Mertz joined Emerald in 1992 and serves as President of Emerald Advisers, Inc.; Trustee, Vice President and Chief Investment Officer of the Emerald Mutual Funds; and a Partner of the Emerald Organization (1992 - Present). Formerly he served as Chief Investment Officer, Pennsylvania State Employees' Retirement System (1985-1992). Mr. Mertz graduated from Millersville University with a BA in Economics.



STACEY L. SEARS . Ms. Sears joined Emerald in 1991 and serves as Senior Vice President and Portfolio Manager of Emerald Advisers, Inc. and a Partner in the Emerald Organization. She is co-manager of the Emerald Growth Fund and a member of the Portfolio Management team. Additionally, Ms. Sears maintains research coverage of retail, apparel, consumer goods and consumer technology companies. Ms. Sears received a BS in Business Administration from Millersville University and an MBA from Villanova University.


SUB-ADVISOR: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           LargeCap Growth Equity       Chuck Joyce
                                        Donna Murphy
                                        Robert Soucy




CHUCK JOYCE . Mr. Joyce is involved in equity analysis and portfolio management for the U.S. quantitative equity portfolios. Prior to joining GMO, he worked for IBM and the U.S. Semiconductor Consortium, Sematech. Mr. Joyce earned a BS from Cornell University and an MBA in Finance from the MIT Sloan School of Management.



DONNA MURPHY . Ms. Murphy is on GMO's U.S. equity quantitative investment team with a special focus on product management. Prior to joining GMO, she was a partner and co-head of product management for INVESCO within its structured products group. Previously, Ms. Murphy held senior positions with Nicholas Applegate, UBS and the DAIS Group/Templeton. She earned a BA in Chemistry and Biology from Elon College and an MBA from the University of North Carolina.



ROBERT SOUCY . Mr. Soucy is the Director of U.S. equity management and is responsible for all U.S. quantitative equities portfolio management at GMO. Prior to joining GMO, he served as a research engineer with Scientific Systems, Inc. Mr. Soucy earned his BS from the University of Massachusetts at Amherst.


SUB-ADVISOR: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients.

         As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           SmallCap Value               Christopher T. Blum
                                        Dennis S. Ruhl




CHRISTOPHER T. BLUM, CFA . Vice President of Morgan. Mr. Blum is a portfolio manager in the U.S. Small Cap Equity Group. He rejoined the firm in 2001. Previously, he spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, Mr. Blum spent over three years with Morgan where he focused on structured small-cap core and small-cap value accounts. He earned his BBA in Finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.



DENNIS S. RUHL, CFA . Mr. Ruhl, Vice President of J.P. Morgan, joined the company in 1999. He is a portfolio manager in the U.S. Small Cap Equity Group. His current responsibilities include managing structured small cap core and value accounts. Previously, he worked on quantitative equity research (focusing on trading) as well as business development. Mr. Ruhl earned Bachelor's degrees in Mathematics and Computer Science and a Master's degree in Computer Science, all from MIT. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           MidCap Growth                Adam T. Logan
                                        John O'Toole




ADAM T. LOGAN, CFA . Joining the company in 1998, Mr. Logan is a portfolio manager and Vice President of Mellon Equity. Previously, he performed duties as a financial analyst in Mellon Financial Corporation's corporate finance department. He is currently responsible for the management of client portfolios with a specific focus on mid and small capitalization securities. He earned a BA in Finance from Westminster College and an MBA from the Katz Graduate School of Business at the University of Pittsburgh. He has earned the right to use the Chartered Financial Analyst designation.



JOHN O'TOOLE, CFA . Portfolio Manager of The Dreyfus Corporation and Senior Vice President of Mellon Equity Associates LLP (an affiliate of The Dreyfus Corporation) since 1990. Mr. O'Toole holds an MBA in Finance from the University of Chicago and a BA in Economics from the University of Pennsylvania. He is a member of the Association for Investment Management and Research, and the Pittsburgh Society of Financial Analysts. He is a Chartered Financial Analyst.


SUB-ADVISOR: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation Account) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $431 billion in asset under management.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           Asset Allocation             Francine J. Bovich




FRANCINE J. BOVICH . Ms. Bovich is Managing Director of Morgan Stanley and Morgan Stanley & Co. Incorporated since 1997. Principal 1993-1996. Ms. Bovich holds a BA in Economics from Connecticut College, and an MBA in Finance from New York University.


SUB-ADVISOR: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
           -------                      ------------------
           MidCap Value                 Andrew Wellington




ANDREW WELLINGTON . Portfolio Manager, Neuberger Berman, since 2001. Mr. Wellington earned a BS from the University of Pennsylvania, Wharton School of Business. He has 12 years of industry experience.


SUB-ADVISOR: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

                                                DAY-TO-DAY
           ACCOUNT                              ACCOUNT MANAGEMENT
           -------                              ------------------
           Balanced                             Paul A. Dow
                                                Dirk Laschanzky
           Capital Value                        John Pihlblad
           Diversified International            Paul H. Blankenhagen
                                                Juliet Cohn
           Equity Income                        Dirk Laschanzky
           Government Securities                Mark Karstrom
                                                Martin J. Schafer
           International Emerging Markets       Michael A. Marusiak
                                                Michael L. Reynal
           International SmallCap               Brian W. Pattinson
           LargeCap Stock Index                 Dirk Laschanzky
           Limited Term Bond                    Martin J. Schafer
           MidCap                               K. William Nolin
           Principal LifeTime 2010              Dirk Laschanzky
           Principal LifeTime 2020              Dirk Laschanzky
           Principal LifeTime 2030              Dirk Laschanzky
           Principal LifeTime 2040              Dirk Laschanzky
           Principal LifeTime 2050              Dirk Laschanzky
           Principal LifeTime Strategic Income  Dirk Laschanzky
           SmallCap                             Todd Sanders

PAUL H. BLANKENHAGEN, CFA . Mr. Blankenhagen is a portfolio manager at Principal Global Investors. He is responsible for developing portfolio strategy and leading the ongoing management of core international equity portfolios including developed markets portfolios and broad market portfolios. Mr. Blankenhagen is also active in research with an emphasis on the banking and media industries. He joined the firm in 1992 and has been a member of the international equity team since 1995. He was named a portfolio manager in 2000. Mr. Blankenhagen received a Master's degree from Drake University and a Bachelor's degree in Finance from Iowa State University. He holds the Chartered Financial Analyst designation, and is a member of the Association for Investment Management and Research (AIMR) and the Iowa Society of Financial Analysts.



JULIET COHN . Ms. Cohn is a portfolio manager at Principal Global Investors. Prior to joining the firm in 2003, she served as a director and senior portfolio manager at Allianz Dresdner Asset Management, managing both retail and institutional European accounts. Prior to that, she was a fund manager at London firms Capel Cure Myers and Robert Fleming. She earned a bachelor's degree in Mathematics from Trinity College Cambridge England.



PAUL A. DOW, CFA . Mr. Dow is managing director of US equities for Principal Global Investors. He joined the firm in January 2002, with over 28 years of prior experience in institutional asset management, including over 17 years direct experience in the management of institutional equity portfolios. Most recently Mr. Dow spent over a decade with First American Asset Management, and its predecessor Piper Capital Management, where he held various positions including, head of equities, chief investment officer, president and chief executive. He received a Bachelor's degree from Southwest Missouri State University. He holds the Chartered Financial Analyst designation and is a member of the Association for Investment Management and Research (AIMR).



MARK KARSTROM. . Mr. Karstrom is a portfolio manager at Principal with responsibility for mortgage-backed securities. Prior to joining Principal in 2001, Mr. Karstrom was a portfolio manager for Scudder Kemper Investments. He received a BA in Economics from the University of Denver. He is a member of the Association for Investment Management and Research (AIMR) and a Level II candidate for the Chartered Financial Analyst Designation.



DIRK LASCHANZKY, CFA . As a portfolio manager at Principal, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Principal in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL A. MARUSIAK . Mr. Marusiak joined Principal in 2000, specializing in the international emerging markets sector. Prior to joining Principal, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, British Columbia.

K. WILLIAM NOLIN, CFA . Mr. Nolin has managed the domestic mid-cap equity portfolios since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



BRIAN W. PATTINSON, CFA . Mr. Pattinson is a portfolio manager at Principal. He performs international security analysis and strategy development for the firm's core international equity research effort and also specializes in the information technology and telecommunication sectors. He joined Principal in 1994. Mr. Pattinson earned his MBA and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.



JOHN PIHLBLAD, CFA . Mr. Pihlblad is director of quantitative portfolio management for Principal. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Principal in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.



MICHAEL L. REYNAL . Mr. Reynal joined Principal in 2001, specializing in emerging markets portfolios. Prior to joining Principal, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. Mr. Reynal received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebury College in Vermont.



TODD SANDERS, CFA . Mr. Sanders is an equity analyst for Principal focused on quantitative research. He joined the firm in 1998. Previously, he was an investment analyst for NISA Investment Advisors and in credit analysis/risk management with the U.S. Central Credit Union. He received an MBA in Finance from Washington University and a Bachelor's degree in Finance/Economics from the University of Missouri-Columbia. He is a member of the International Association of Financial Engineers (IAFE), the Global Association of Risk Professionals
(GARP) and the Association of Investment Management and Research (AIMR). He has earned the right to use the Chartered Financial Analyst designation.



MARTIN J. SCHAFER . Mr. Schafer is a portfolio manager for Principal specializing in managing mortgage-backed securities and high quality short, intermediate and long duration portfolios. Mr. Schafer joined the firm in 1977. In the early 1980s, he developed the firm's secondary mortgage marketing operation and in 1984, he assumed portfolio management responsibility for its residential mortgage portfolio. He began managing mutual fund assets in 1985 and institutional portfolios in 1992. Mr. Schafer holds a Bachelor's degree in Accounting and Finance from the University of Iowa.


SUB-ADVISOR: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           Equity Growth                Robert W. Sharps
           LargeCap Blend               William J. Stromberg
                                        Richard T. Whitney

ROBERT W. SHARPS, CFA, CPA . Mr. Sharps is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price. He is also a Portfolio Manager with the Large-Cap Growth Strategy Team in the Equity Division. Prior to joining the firm in 1997, Mr. Sharps was a Senior Consultant at KPMG Peat Marwick. He earned a BS, summa cum laude, in Accounting from Towson University and an MBA in Finance from the Wharton School, University of Pennsylvania. He has also earned the Chartered Financial Analyst and Certified Public Accountant accreditations.



WILLIAM J. STROMBERG, CFA . Mr. Stromberg is a Vice President of T. Rowe Price Group, Inc., and T. Rowe Price, Director of Global Equity Research, and a member of the Equity Steering Committee. Prior to joining the firm in 1987, he was employed as a Systems Engineer for the Westinghouse Defense and Electronics Center. He earned a BA from Johns Hopkins University and an MBA from Tuck School of Business at Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation.



RICHARD T. WHITNEY, CFA . Mr. Whitney is a Vice President of T. Rowe Price Group, Inc. and T. Rowe Price, and a Portfolio Manager in the Systematic Equity Group. Prior to joining the firm in 1985, Mr. Whitney was employed by the Chicago Board of Trade and IBM. He earned a BS and an MEE in Electrical Engineering from Rice University and an MBA from the University of Chicago. He has earned the right to use the Chartered Financial Analyst designation.


SUB-ADVISOR: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

                                        DAY-TO-DAY
           ACCOUNT                      ACCOUNT MANAGEMENT
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           SmallCap Growth              Investment decisions for the
                                        Fund are made by investment
                                        management teams at UBS Global
                                        AM, including Paul A. Graham,
                                        Jr. and David N. Wabnik. No
                                        member of the investment
                                        management team is primarily
                                        responsible for making
                                        recommendations for portfolio
                                        purchases.




PAUL A. GRAHAM, JR., CFA . Mr. Graham joined UBS Global AM in 1994 and has had portfolio management responsibilities since 1994. Mr. Graham is Executive Director, Co-Head of U.S. Small Cap Growth Equity. For eight years prior to joining the firm, he served as a small cap portfolio manager and research analyst at Value Line Asset Management. Mr. Graham received his BA from Dartmouth College. He has earned the right to use the Chartered Financial Analyst designation and is a member of the New York Society of Security Analysts.



DAVID N. WABNIK . Mr. Wabnik joined UBS Global AM in 1995 and has been a portfolio manager since 1995. Mr. Wabnik is Executive Director, Co-Head of U.S. SmallCap Growth Equity. For four years prior to joining the firm, he served as a small cap portfolio manager/senior research analyst at Value Line Asset Management. Mr. Wabnik received his BS from Binghamton University and his MBA from Columbia Business School. He has completed the Certified Financial Analyst Level I exams.

DUTIES OF THE MANAGER AND SUB-ADVISOR
The Manager or Sub-Advisor provides the Directors of the Fund with a recommended investment program. The program must be consistent with the Account's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Account on its investment policy and determines which securities are bought or sold, and in what amounts.

FEES PAID TO THE MANAGER
The Manager is paid a fee by each Account for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Account (as a percentage of the average daily net assets) for the fiscal year ended December 31, 2004 was:

      Asset Allocation             %     Limited Term Bond                  %

      Balanced                     %     MidCap                             %

      Bond                         %     MidCap Growth                      %

      Capital Value                %     MidCap Value                       %

      Equity Growth                %     Money Market                       %

      Equity Income                %     Principal LifeTime 2010            %

      Equity Value                 %     Principal LifeTime 2020            %

      Government Securities        %     Principal LifeTime 2030            %

      Growth                       %     Principal LifeTime 2040            %

      International                %     Principal LifeTime 2050            %

      International Emerging             Principal LifeTime Strategic
      Markets                      %     Income                             %
      International SmallCap       %     Real Estate Securities             %

      LargeCap Blend               %     SmallCap                           %

      LargeCap Growth Equity       %     SmallCap Growth                    %

      LargeCap Stock Index         %     SmallCap Value                     %

      LargeCap Value               %







The Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Account that is relying on that order, the Manager may:
.. hire one or more Sub-Advisors;

.. change Sub-Advisors; and
.. reallocate management fees between itself and Sub-Advisors.

The Manager will continue to have the ultimate responsibility for the investment performance of these Accounts due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Account will rely on the order until it receives approval from its shareholders or, in the case of a new Account, the Account's sole initial shareholder before the Account is available to the public, and the Fund states in its prospectus that it intends to rely on the order.

The Asset Allocation, Equity Growth, Equity Value, LargeCap Blend, LargeCap Growth Equity, LargeCap Value, MidCap Growth, MidCap Value, SmallCap Growth and SmallCap Value Accounts have received the necessary shareholder approval and intend to rely on the order.

GENERAL INFORMATION ABOUT AN ACCOUNT


FREQUENT TRADING AND MARKET-TIMING (ABUSIVE TRADING PRACTICES)
The Accounts are not designed for frequent trading or market timing activity. The Accounts do not knowingly accommodate frequent purchases and redemptions of fund shares by investors. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Accounts.

We consider frequent trading and market timing activities to be abusive trading practices because they:
.. Disrupt the management of the Accounts by;
  . forcing the Account to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the Account; and
  . causing unplanned portfolio turnover;
.. Hurt the portfolio performance of the Account; and .. Increase expenses of the Account due to;
  . increased broker-dealer commissions; and
  . increased recordkeeping and related costs.

Certain Accounts may be at greater risk for abusive trading practices. For example, those Accounts that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. If we not able to identify such abusive trading practices, the abuses described above will negatively impact the Account.


We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the Funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.


If we, or an Account, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
.. Rejecting exchange instructions from shareholder or other person authorized by the shareholder to direct exchanges;
.. Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
.. Limiting the dollar amount of an exchange and/or the number of exchanges during a year;
.. Requiring a holding period of a minimum of 30 days before permitting exchanges among the Accounts where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
.. Taking such other action as directed by the Fund.

The Fund has reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse exchange and return the account holdings to the positions held prior to the exchange. We will give you notice in writing in this instance.


ELIGIBLE PURCHASERS
Only certain eligible purchasers may buy shares of the Accounts. Eligible purchasers are limited to 1) separate accounts of Principal Life or of other insurance companies, 2) Principal Life or any of its subsidiaries or affiliates,
3) trustees of other managers of any qualified profit sharing, incentive or bonus plan established by Principal Life or any of its subsidiaries or affiliates for employees of such company, subsidiary or affiliate. Such trustees or managers may buy Account shares only in their capacities as trustees or managers and not for their personal accounts. The Board of Directors of the Fund reserves the right to broaden or limit the designation of eligible purchaser.

Each Account serves as the underlying investment vehicle for variable annuity contracts and variable life insurance policies that are funded through separate accounts established by Principal Life. It is possible that in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the Accounts at the same time. Although neither Principal Life nor the Fund currently foresees any such disadvantage, the Fund's Board of Directors monitors events in order to identify any material conflicts between such policy owners and contract holders. Material conflict could result from, for example, 1) changes in state insurance laws, 2) changes in Federal income tax law, 3) changes in the investment management of an Account, or 4) differences in voting instructions between those given by policy owners and those given by contract holders. Should it be necessary, the Board would determine what action, if any, should be taken. Such action could include the sale of Account shares by one or more of the separate accounts which could have adverse consequences.


SHAREHOLDER RIGHTS
The following information applies to each Account of the Principal Variable Contracts Fund, Inc. Each Account share is eligible to vote, either in person or by proxy, at all shareholder meetings for that Account. This includes the right to vote on the election of directors, selection of independent auditors and other matters submitted to meetings of shareholders of the Account. Each share has equal rights with every other share of the Account as to dividends, earnings, voting, assets and redemption. Shares are fully paid, non-assessable and have no preemptive or conversion rights. Shares of an Account are issued as full or fractional shares. Each fractional share has proportionately the same rights including voting as are provided for a full share. Shareholders of the Fund may remove any director with or without cause by the vote of a majority of the votes entitled to be case at a meeting of all Account shareholders.

The bylaws of the Fund provide that the Board of Directors of the Fund may increase or decrease the aggregate number of shares that the Fund has the authority to issue, without a shareholder vote.


The bylaws of the Fund also provide that the Fund does not need to hold an annual meeting of shareholders unless one of the following is required to be acted upon by shareholders under the Investment Company Act of 1940: election of directors; approval of an investment advisory agreement; ratification of the selection of independent auditors; and approval of the distribution agreement. The Fund intends to hold shareholder meetings only when required by law and at such other times when the Board of Directors deems it to be appropriate.


Shareholder inquiries should be directed to: Principal Variable Contracts Fund, Inc., Principal Financial Group, Des Moines, Iowa 50392-2080.


NON-CUMULATIVE VOTING
The Fund's shares have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors of the Fund can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any directors.

Principal Life votes each Account's shares allocated to each of its separate accounts registered under the Investment Company Act of 1940 and attributable to variable annuity contracts or variable life insurance policies participating in the separate accounts. The shares are voted in accordance with instructions received from contract holders, policy owners, participants and annuitants. Other shares of each Account held by each separate account, including shares for which no timely voting instructions are received, are voted in proportion to the instructions that are received with respect to contracts or policies participating that separate account. Shares of each of the Accounts held in the general account of Principal Life or in the unregistered separate accounts are voted in proportion to the instructions that are received with respect to contracts and policies participating in its registered and unregistered separate accounts. If Principal Life determines, under applicable law, that an Account's shares held in one or more separate accounts or in its general account need not be voted according to the instructions that are received, it may vote those Account shares in its own right.


PURCHASE OF ACCOUNT SHARES
Shares are purchased from Princor Financial Services Corporation, the Fund's principal underwriter. There are no sales charges on shares of the Accounts, however, your variable contract may impose a charge. There are no restrictions on amounts to be invested in shares of the Accounts.

Shareholder accounts for each Account are maintained under an open account system. Under this system, an account is opened and maintained for each investor. Each investment is confirmed by sending the investor a statement of account showing the current purchase and the total number of shares owned. The statement of account is treated by each Account as evidence of ownership of Account shares. Share certificates are not issued.


SALE OF ACCOUNT SHARES
This section applies to eligible purchasers other than the separate accounts of Principal Life and its subsidiaries.

Each Account sells its shares upon request. There is no charge for the sale. A shareholder sends a written request to the Account requesting the sale of any part or all of the shares. The letter must be signed exactly as the account is registered. If payment is to be made to the registered shareholder or joint shareholder, the Account does not require a signature guarantee. If payment is to be made to another party, the shareholder's signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan association, national securities exchange member or brokerage firm. Shares are redeemed at the net asset value per share next computed after the request is received by the Account in proper and complete form.


Sales proceeds are generally sent within three business days after the request is received in proper form. However, the right to sell shares may be suspended during any period when 1) trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays, or 2) an emergency exists, as determined by the SEC, as a result of which a) disposal by a fund of securities owned by it is not reasonably practicable, b) it is not reasonably practicable for a fund to fairly determine the value of its net assets, or c) the SEC permits suspension for the protection of security holders.


If payments are delayed and the instruction is not canceled by the shareholder's written instruction, the amount of the transaction is determined as of the first valuation date following the expiration of the permitted delay. The transaction occurs within five days thereafter.


In addition, payments on surrenders attributable to a premium payment made by check may be delayed up to 15 days. This permits payment to be collected on the check.


RESTRICTED TRANSFERS
Shares of each of the Accounts may be transferred to an eligible purchaser. However, if an Account is requested to transfer shares to other than an eligible purchaser, the Account has the right, at its election, to purchase the shares at the net asset value next calculated after the receipt of the transfer request. However, the Account must give written notification to the transferee(s) of the shares of the election to buy the shares within seven days of the request. Settlement for the shares shall be made within the seven-day period.

FINANCIAL STATEMENTS
You will receive an annual financial statement for the Fund, audited by the Fund's independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement that is unaudited.

FINANCIAL HIGHLIGHTS

The following financial highlights are derived from audited financial statements that were audited by Ernst & Young LLP.

ADDITIONAL INFORMATION


Additional information about the Fund's (including the Fund's policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated April 29, 2005 and which is part of this prospectus. Additional information about the Fund's investments is available in the Fund's annual and semiannual report to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Statement of Additional Information and the Fund's annual and semi-annual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. In addition, the Fund's make its SAI and annual and semi-annual reports, free of charge, on http://www.principal.com. To request other information about the Account and to make shareholder inquiries, telephone 1-800-247-4123.


Information about the Fund (including the Statement of Additional Information) can be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.


The U.S. government does not insure or guarantee an investment in any of the Accounts. There can be no assurance that the Money Market Account will be able to maintain a stable share price of $1.00 per share.


Shares of the Accounts are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Accounts federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

           Principal Variable Contracts Fund, Inc. SEC File 811-01944


                    PRINCIPAL VARIABLE CONTRACTS FUND, INC.


                      STATEMENT OF ADDITIONAL INFORMATION






                              dated April 29, 2005


This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectuses. The Fund's prospectuses, dated April 29, 2005, which we may amend from time to time, contain the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.


The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended December 31, 2004, are incorporated by reference (are legally a part of this SAI).


For a free copy of the current prospectus or annual report, call 1-800-247-4123 or write:

   Principal Variable Contracts Fund, Inc.
   Principal Financial Group
   Des Moines IA 50392-2080

                               TABLE OF CONTENTS

Fund History............................................................

Description of the Fund's Investments and Risks.........................

Management..............................................................

Control Persons and Principal Holders of Securities.....................

Investment Advisory and Other Services..................................

Cost of Manager's Services..............................................

Brokerage Allocation and Other Practices................................

Purchase, Redemption, and Pricing of Shares.............................

Calculation of Performance Data.........................................

Tax Status..............................................................

General Information.....................................................

Financial Statements....................................................

Appendix A..............................................................

FUND HISTORY


The Principal Variable Contracts Fund is a registered, open-end management investment company, commonly called a mutual fund. It was organized on May 27, 1997 as a Maryland corporation. The Articles of Incorporation have been amended as follows:
.. February 13, 1998 to add the International SmallCap; MidCap Growth, Real
  Estate; SmallCap; SmallCap Growth; SmallCap Value and Utilities Accounts;
.. February 1, 1999 to add the MidCap Value and Stock Index 500 Accounts;
.. July 27, 2000 to add the International Emerging Markets, LargeCap Growth
  Equity and MidCap Growth Equity Accounts and change the name of the Stock
  Index 500 Account to the LargeCap Stock Index Account;
.. April 6, 2001 to change the name of the Aggressive Growth Account to the
  Equity Growth Account;
.. January 29, 2002 to add the LargeCap Blend and LargeCap Value Accounts; and
.. February 4, 2003 to add the Limited Term Bond Account.
.. February 12, 2004 to change the name of the Real Estate Account to Real Estate
  Securities Account and the Utilities Account to the Equity Income Account.
.. June 21, 2004 to add the Equity Value, Principal LifeTime 2010, Principal
  LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts.
.. ____________________ to change the name of the International Account to Diversified International Account.

Principal Management Corporation is the Manager of the Fund.


DESCRIPTION OF THE FUND'S INVESTMENTS AND RISKS


FUND POLICIES
The investment objectives, principal investment policies and the main risks of each Account are described in the Prospectus. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities the Manager or Sub-Advisor can select for each Account. Additional information is also provided about the strategies that the Account may use to try to achieve its objective.

The composition of each Account and the techniques and strategies that the Manager or Sub-Advisor may use in selecting securities will vary over time. An Account is not required to use all of the investment techniques and strategies available to it in seeking its goals.


Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.


Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Account. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of an Account means the affirmative vote of the lesser of 1) more than 50% of the outstanding shares, or 2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Account shares are represented at the meeting in person or by proxy. Each share has one vote, with fractional shares voting proportionately.

FUND INVESTMENT LIMITATIONS

Asset Allocation Account, Balanced Account, Diversified International Account, Equity Growth Account, Growth Account and MidCap Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Balanced Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers that invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the Diversified International Account does not apply to warrants listed on the Toronto Stock Exchange or the Chicago Board Options Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 5) Invest in companies for the purpose of exercising control or management.

 6) Invest more than 10% (25% for the Equity Growth Account) of its total assets in securities of foreign issuers. This restriction does not pertain to the Diversified International Account or the Asset Allocation Account.

 7) Invest in arbitrage transactions.

 8) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 9) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Equity Growth and MidCap Accounts have each adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Capital Value Account

Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.


 2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Account's total assets.

 3) Underwrite securities of other issuers, except that the Account may acquire portfolio securities under circumstances where if sold the Account might be deemed an underwriter for purposes of the Securities Act of 1933.

 4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the Account's total assets.

 5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

 6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 9) Invest in companies for the purpose of exercising control or management.

 10) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

 11) Invest more than 20% of its total assets in securities of foreign issuers.

 12) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

In addition:


 13) The Account may not make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 14) The Account does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of a) 5% of the value of the Account's assets, less liabilities other than such borrowings, or b) 10% of the Account's assets taken at cost at the time such borrowing is made. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

 15) It is contrary to the Account's present policy to purchase warrants in excess of 5% of its total assets of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.


 2) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreement maturing in more than seven days.

 3) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Equity Income Account, International SmallCap Account, MidCap Growth Account, Real Estate Securities Account, SmallCap Account, SmallCap Growth Account and SmallCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law. Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 5) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 6) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry.

  However, the Real Estate Securities Account may not invest less than 25% of its total assets in securities of companies in the real estate industry, and the Equity Income Account may not invest less than 25% of its total assets in securities of companies in the public utilities industry except that each may, for temporary defensive purposes, place all of its assets in cash, cash equivalents, bank certificates of deposit, bankers acceptances, repurchase agreements, commercial paper, commercial paper master notes, U.S. government securities, and preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


 8) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (20% for each of the Equity Income and SmallCap Accounts, 10% for each of the MidCap Growth and SmallCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International SmallCap Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships. This restriction does not apply to the Real Estate Securities Account.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Account (except Equity Income) has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


International Emerging Markets Account, LargeCap Blend Account, LargeCap Growth Equity Account, LargeCap Stock Index Account, LargeCap Value Account and MidCap Value Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts and options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except it may a) borrow from banks (as defined in the 1940 Act, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33/1//3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and d) purchase securities on margin to the extent permitted by applicable law.

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of each Account.

 7) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest not more than 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Account except to the extent that the Standard & Poor's 500 Index also is so concentrated.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except to the extent permitted by applicable law and except that the Account may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in illiquid securities and in repurchase agreements maturing in more than seven days.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts, and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% (10% for the LargeCap Stock Index and MidCap Value Accounts) of its total assets in securities of foreign issuers. This restriction does not apply to the International Emerging Markets Account.

 5) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Account, except International Emerging Markets, has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Bond Account and Limited Term Bond Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Account or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

 4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

 5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing. The Bond Account may borrow only from banks.

 6) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the total assets of each Account.

 8) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 9) Concentrate its investments in any particular industry or industries, except that the Bond Account may invest not more than 25% of the value of its total assets in a single industry.

 10) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 11) Invest in interests in oil, gas or other mineral exploration or development programs, although the Account may invest in securities of issuers which invest in or sponsor such programs.

Non-Fundamental Restrictions
----------------------------
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market, including all covered spread options and the assets used as cover for any options written in the Over-the-Counter market are included as part of this 15% limitation.


 2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

 3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Account's investments in all such issuers to exceed 5% of the value of its total assets.

 4) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

 5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 6) Invest in companies for the purpose of exercising control or management.

 7) Invest more than 20% of its total assets in securities of foreign issuers.

 8) Invest in arbitrage transactions.

 9) The Account may not invest more than five (5) percent of its assets in real estate limited partnerships.

Each Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Government Securities Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Issue any senior securities as defined in the Act except insofar as the Account may be deemed to have issued a senior security by reason of a) purchasing any securities on a standby, when-issued or delayed delivery basis; or b) borrowing money in accordance with restrictions described below.


 2) Purchase any securities other than obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, except that the Account may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the U.S. Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments.

 3) Act as an underwriter of securities, except to the extent the Account may be deemed to be an underwriter in connection with the sale of GNMA certificates held in its portfolio.

 4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

 7) Invest in companies for the purpose of exercising control or management.

 8) Make loans, except that the Account may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

 9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Account's total assets at the time of the borrowing.

 10) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

 11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

 12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

Non-Fundamental Restrictions
----------------------------
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.


 2) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Money Market Account


Fundamental Restrictions
------------------------
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. The Account may not:

 1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").


 2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Account (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

 4) Invest a greater percentage of its total assets in securities not readily marketable than is allowed by federal securities rules or interpretations.

 5) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

 6) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Account's aggregate investments in all such companies to exceed 5% of the value of the Account's total assets.

 7) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

 8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or the Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

 9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Account will not issue or acquire put and call options, straddles or spreads or any combination thereof.

 10) Invest in companies for the purpose of exercising control or management.

 11) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objective and policies, b) enter into repurchase agreements, and c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

 12) Borrow money, except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of
  a) 5% of the value of the Account's assets, or b) 10% of the value of the Account's net assets taken at cost at the time such borrowing is made. The Account will not issue senior securities except in connection with such borrowings. The Account may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

 13) Invest in uncertificated time deposits maturing in more than seven days; uncertificated time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Account's total assets.

 14) Enter into repurchase agreements maturing in more than seven days if, as a result thereof, more than 10% of the value of the Account's total assets would be invested in such repurchase agreements and other assets (excluding time deposits) without readily available market quotations.

Non-Fundamental Restrictions
----------------------------

 15) The Account has adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to: acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act, and the Account may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050 and Principal LifeTime Strategic Income Accounts


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Accounts is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Purchase or sell commodities or commodities contracts except that the Account may invest in underlying funds that may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

 3) Purchase or sell real estate or interests therein, although the Account may purchase underlying funds which purchase securities of issuers that engage in real estate operations and securities secured by real estate or interests therein.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions in amounts up to 33 1/3% of its total assets (including the amount borrowed) and b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes.

 5) Make loans, except that the Account may a) purchase underlying funds which purchase and hold debt obligations; and b) enter into repurchase agreements. This limit does not apply to purchases of debt securities or commercial paper by the Account or an underlying fund. For the purpose of this restriction, lending of fund securities by the underlying funds are not deemed to be loans.

 6) Act as an underwriter of securities, except to the extent that the Account or an underlying fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 7) Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that the Account will concentrate its investments in the mutual fund industry. This restriction does not apply to the Account's investments in the mutual fund industry by virtue of its investments in the underlying funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

Sell securities short.Each Account may invest in underlying funds which may sell securities short when the underlying fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short.


NON-FUNDAMENTAL RESTRICTIONS
Each of these Accounts has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to each Account's present policy to:

 1) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options by the underlying funds and collateral arrangements with respect to initial or variation margin for futures by the underlying funds are not deemed to be pledges of assets.


 2) Invest in companies for the purpose of exercising control or management.

Equity Value Account


FUNDAMENTAL RESTRICTIONS
Each of the following numbered restrictions for the above-listed Account is a matter of fundamental policy and may not be changed without shareholder approval. Each may not:

 1) Issue any senior securities as defined in the 1940 Act. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.


 2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

 3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

 4) Borrow money, except that it may a) borrow from banks (as defined in the 1940 Act) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed); b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes; c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

 5) Make loans, except that the Account may a) purchase and hold debt obligations in accordance with its investment objectives and policies; b) enter into repurchase agreements; and c) lend its portfolio securities without limitation against collateral (consisting of cash or liquid assets) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

 6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Account.

 7) Act as an underwriter of securities, except to the extent that the Account may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

 8) Concentrate its investments in any particular industry, except that the Account may invest up to 25% of the value of its total assets in a single industry, provided that, when the Account has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

 9) Sell securities short (except where the Account holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

NON-FUNDAMENTAL RESTRICTIONS
The Account has also adopted the following restrictions that are not fundamental policies and may be changed without shareholder approval. It is contrary to the Account's present policy to:

 1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.


 2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts, options on futures contracts and over-the-counter swap contracts are not deemed to be pledges or other encumbrances.

 3) Invest in companies for the purpose of exercising control or management.

 4) Invest more than 25% of its assets in foreign securities.

 5) Invest more than 5% of its total assets in real estate limited partnership interests.

 6) Acquire securities of other investment companies in reliance on Section 12(d)(1)(F) or (G) of the 1940 Act.

The Account has also adopted the non-fundamental restriction which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Account. The Account will provide 60-days notice to shareholders prior to implementing a change in this policy for the Account.


SECURITY SELECTION
Equity Value
------------
American Century uses a bottom-up approach to select stocks to buy for the Fund. This means the managers make their investment decision based on the business fundamentals of the individual companies, rather than on economic forecasts or the outlook for industries or sectors. Using American Century's extensive computer database, the managers track financial information for thousands of companies to identify trends in the companies' earnings and revenues. This information is used to help the fund managers select or hold the stocks of companies they believe will be able to sustain accelerating growth and sell the stocks of companies whose growth begins to slow down.

Asset Allocation
----------------
Morgan Stanley Asset Management ("MSAM") focuses on companies with consistent or rising earnings growth records, potential for strong free cash flow and compelling business strategies. MSAM continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In its selection of securities for Asset Allocation, MSAM considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

LargeCap Growth Equity
----------------------
When Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") places a trade for the same security or futures contract for more than one account, it is normal practice that such trades will be placed as a block.
.. Execution of orders for clients who designate the use of particular brokers generally can not participate in block trades, and should generally be delayed until the execution of non-broker designated orders has been completed.
.. Execution of orders for any client who prohibits participation in block trades should generally be delayed until the execution of any block trade for the security.

Multiple Trades in the Same Security or Futures Contract
.. Intra-Day: When a security or futures contract is traded in more than one lot during a day, either all accounts trading shall participate in each lot, or an average price shall be obtained that is applicable to all accounts.
.. Multi-Day: When a security or futures contract is traded across multiple days, all accounts trading shall participate on each day, unless the record clearly demonstrates that the trading decisions were made independently.

The intended basis of allocation for a trade should be recorded prior to placing the order. When this is not practicable, the intended allocation will be recorded immediately thereafter.


LargeCap Stock Index
--------------------
Principal Global Investors, LLC ("Principal") allocates Account assets in approximately the same weightings as the relevant index. Principal may omit or remove any stock from the Account if it determines that the stock is not sufficiently liquid. In addition, Principal may exclude or remove a stock from the Account if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Account's assets. Account assets may be invested in futures and options.

MidCap Growth
-------------
Mellon Equity Associates, LLP ("Mellon Equity") uses valuation models designed to identify common stocks of companies that have demonstrated consistent earnings momentum and delivered superior results relative to market analyst expectations. Other considerations include profit margins, growth in cash flow and other standard balance sheet measures. The securities held are generally characterized by strong earnings growth momentum measures and higher expected earnings per share growth. Once such common stocks are identified, Mellon constructs a portfolio that in the aggregate breakdown and risk profile resembles the Russell Midcap Growth Index, but is weighted toward the most attractive stocks. The valuation model incorporates information about the relevant criteria as of the most recent period for which data are available. Once ranked, the securities are categorized under the headings "buy", "sell" or "hold." The decision to buy, sell or hold is made by Mellon based primarily on output of the valuation model. However, that decision may be modified due to subsequently available or other specific relevant information about the security.

SmallCap Value
--------------
J.P. Morgan Investment Management Inc. ("Morgan") uses fundamental research, systematic stock valuation and a disciplined portfolio construction process. Morgan seeks to enhance returns and reduce the volatility in the value of the Account relative to that of the U.S. small company value universe. Morgan continuously screens the small company universe to identify for further analysis those companies that exhibit favorable characteristics. Such characteristics include significant and predictable cash flow and high quality management. Based on fundamental research and using a dividend discount model. Morgan ranks these companies within economic sectors according to their relative values. Morgan then selects for purchase the companies it feels to be most attractive within each economic sector.

Selections of equity securities for the other Accounts (except the MidCap Value
-------------------------------------------------------------------------------
Account).
---------

Such selections are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.
.. First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
.. Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
.. Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.

MidCap Value
------------
Neuberger Berman Management Inc. ("Neuberger Berman"), Sub-Advisor for the MidCap Value Account primarily uses a bottom-up approach although a limited top-down analysis will be used as well.

INVESTMENT STRATEGIES AND RISKS
Restricted Securities
---------------------
Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction that is exempt from the registration requirements of the Securities Act of 1933. When registration is required, an Account may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Account may be permitted to sell a security. If adverse market conditions were to develop during such a period, the Account might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Directors.

Each of the Accounts (except the Government Securities and Money Market Accounts) has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15%of its net assets. The Directors have adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.


Foreign Securities
------------------
Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Account seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of a Fund's assets is not invested and are earning no return. If an Account is unable to make intended security purchases due to settlement problems, the Account may miss attractive investment opportunities. In addition, an Account may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.


With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect an Account's investments in those countries. In addition, an Account may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for an Account. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to a Fund's investors.


Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Accounts intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which an Account has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of an Account's portfolio. The Account may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.


Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
.. increased social, political and economic instability;
.. a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
.. lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
.. foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
.. relatively new capital market structure or market-oriented economy;
.. the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
.. restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
.. possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.


Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. An Account could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.


Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.


Depositary Receipts
-------------------
Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Accounts that may invest in foreign securities may invest in:
.. American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
.. European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs")
  - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Depositary Receipts may be issued by sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depositary Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities of underlying unsponsored programs, and there may not be a correlation between the availability of such information and the market value of the Depositary Receipts.


Securities of Smaller Companies
-------------------------------
The Accounts may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies. Small company stocks may decline in price as large company stocks rise, or rise in price while larger company stocks decline. Investors should therefore expect the net asset value of the Account that invests a substantial portion of its assets in small company stocks may be more volatile than the shares of an Account that invests solely in larger company stocks.

Unseasoned Issuers
------------------
The Accounts may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history that can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures
------------------------------------------------------------------------------
Contracts and Options on Futures Contracts
------------------------------------------
The Accounts may each engage in the practices described under this heading.

.. Spread Transactions. Each Account may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Account the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Account does not own, but which is used as a benchmark. The risk to the Account in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Account against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Account's custodian. The Accounts do not consider a security covered by a spread option to be "pledged" as that term is used in the Account's policy limiting the pledging or mortgaging of assets.


.. Options on Securities and Securities Indices. Each Account may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Account invests. The Accounts may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Account plans to purchase.

  . Writing Covered Call and Put Options. When an Account writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When an Account writes a put option, it gives the purchaser of the option the right to sell to the Account a specific security at a specified price at any time before the option expires. In both situations, the Account receives a premium from the purchaser of the option.


    The premium received by an Account reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Account if the option expires unexercised or is closed out at a profit. By writing a call, an Account limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, an Account assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.


    The Accounts write only covered options and comply with applicable regulatory and exchange cover requirements. The Accounts usually own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Account deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.


    Once an Account has written an option, it may terminate its obligation before the option is exercised. The Account executes a closing transaction by purchasing an option of the same series as the option previously written. The Account has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

  . Purchasing Call and Put Options. When an Account purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Account is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.


    When an Account purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. An Account purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Account is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.


    Once an Account purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Account has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

  . Options on Securities Indices. Each Account may purchase and sell put and call options on any securities index based on securities in which the Account may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Accounts engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When an Account writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

  . Risks Associated with Option Transactions. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. The Accounts generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If an Account is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If an Account is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. An Account's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.


.. Futures Contracts and Options on Futures Contracts. Each Account may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Each Account may enter into futures contracts and related options transactions both for hedging and non-hedging purposes. Through the purchase and sale of futures contracts and related options, an Account seeks primarily to hedge against a decline in the value of securities owned by the Account or an increase in the price of securities that the Account plans to purchase. Each Account may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market.

  . Futures Contracts. When an Account sells a futures contract based on a financial instrument, the Account is obligated to deliver that kind of instrument at a specified future time for a specified price. When an Account purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Account realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Accounts usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.


    A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).


    When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Account with its custodian for the benefit of the futures commission merchant through which the Account engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Account to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Account upon termination of the futures contract if all the Account's contractual obligations have been satisfied.


    Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Account realizes a loss or gain.

    In using futures contracts, the Account seeks primarily to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Account proposes to acquire. An Account, for example, sells futures contracts in anticipation of a rise in interest rates that would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Account's debt securities decline in value and thereby keep the Account's net asset value from declining as much as it otherwise would. An Account also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When an Account is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, an Account purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

  . Options on Futures Contracts. The Accounts may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.


    Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if an Account anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.


    If an Account purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Account is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.


    When an Account writes an option on a futures contract, the premium paid by the purchaser is deposited with the Account's custodian. The Account must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirements are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Account if the option is exercised.

  . Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. An Account's successful use of futures contracts is subject to the ability of the Manager or Sub-Advisor to predict correctly the factors affecting the market values of the Account's portfolio securities. For example, if an Account is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Account and the prices of those debt securities instead increases, the Account loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Account, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.


    Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Account enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Account continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Account has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Account may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Account's ability effectively to hedge its portfolio.


    Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

  . Limitations on the Use of Futures and Options on Futures Contracts. Each
    Account intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations.


    Each Account may enter into futures contracts and related options transactions, primarily for hedging purposes and for other appropriate risk management purposes, and to modify the Account's exposure to various currency, equity, or fixed-income markets. Each Account (other than Asset Allocation and Equity Growth) may engage in speculative futures trading. When using futures contracts and options on futures contracts for hedging or risk management purposes, each Account determines that the price fluctuations in the contracts and options are substantially related to price fluctuations in securities held by the Account or which it expects to purchase. In pursuing traditional hedging activities, each Account may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Account owns. Each Account may purchase futures contracts or calls on futures contracts to protect the Account against an increase in the price of securities the Account intends to purchase before it is in a position to do so.


    When an Account purchases a futures contract, or purchases a call option on a futures contract, it segregates portfolio assets, which must be liquid and marked to the market daily, in a segregated account. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.


Forward Foreign Currency Exchange Contracts
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The Accounts (except the Government Securities and Money Market) may, but are not obligated to, enter into forward foreign currency exchange contracts under various circumstances. The Accounts (other than Asset Allocation and Equity Growth) will enter into forward foreign currency exchange contracts only for the purpose of "hedging", that is limiting the risks associated with changes in the relative rates of exchange between the U.S. dollar and foreign currencies in which securities owned by an Account are denominated or exposed. They do not enter into such forward contracts for non-hedging purposes. The Asset Allocation and Equity Growth Accounts each may engage in speculative forward foreign currency exchange contracts. Currency transactions include forward currency contracts, exchange listed or over-the-counter options on currencies. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a specified future date at a price set at the time of the contract.

The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which an Account is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, an Account may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated in or exposed to during the period between the date on which the security is purchased or sold and the date on which payment is made or received.


The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated in or exposed to. At times, an Account may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


An Account segregates assets consisting of foreign securities denominated in or exposed to the currency for which the Account has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain that might result if the value of the currency increases.


Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to an Account if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that an Account is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to an Account if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Account has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.


Repurchase and Reverse Repurchase Agreements, Mortgage Dollar Rolls and
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Sale-Buybacks
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The Accounts may invest in repurchase and reverse repurchase agreements. In a repurchase agreement, an Account purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an Account to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an Account may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Account to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the Manager or Sub-Advisor.

An Account may use reverse repurchase agreements, mortgage dollar roles, and economically similar transactions to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, an Account sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, an Account will maintain cash and appropriate liquid assets to cover its obligation under the agreement. The Account will enter into reverse repurchase agreements only with parties that the Manager or Sub-Advisor deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Account, although the Account's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.


A "mortgage dollar roll" is similar to a reverse repurchase agreement in certain respects. In a "dollar roll" transaction an Account sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an Account pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an Account enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Account, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an Account generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.1% of the initial amount delivered.


An Account's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Account. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Account's restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.


An Account also may effect simultaneous purchase and sale transactions that are known as "sale-buybacks." A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments make on the underlying security pending settlement of the Account's repurchase of the underlying security. An Account's obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Account's forward commitment to repurchase the subject security.


Swap Agreements and Options on Swap Agreements
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Each Account (except Money Market Account) may engage in swap transactions, including, but not limited to, swap agreements on interest rates, security or commodity indexes, specific securities and commodities, and credit and event-linked swaps, to the extent permitted by its investment restrictions. To the extent an Account may invest in foreign currency-denominated securities, it may also invest in currency exchange rate swap agreements. An Account may also enter into options on swap agreements ("swap options").

An Account may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities an Account anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities or commodities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Consistent with an Account's investment objectives and general investment policies, certain of the Accounts may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, an Account will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, an Account may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is for more than one period, with interim swap payments, an Account may pay an adjustable or floating fee. With a "floating" rate, the fee may be pegged to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, an Account may be required to pay a higher fee at each swap reset date.


An Account may enter into credit default swap agreements. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or "par value," of the reference obligation in exchange for the reference obligation. An Account may be either the buyer or seller in a credit default swap transaction. If an Account is a buyer and no event of default occurs, the Account will lose its investment and recover nothing. However, if an event of default occurs, the Account (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, an Account receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if an Account had invested in the reference obligation directly.


A swap option is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Account (except Money Market Account) may write (sell) and purchase put and call swap options. Most swap agreements entered into by the Accounts would calculate the obligations of the parties to the agreement on a "net basis." Consequently, an Account's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). An Account's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Account) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of assets determined to be liquid by the Manager or Sub-Advisor in accordance with procedures established by the Board of Directors, to avoid any potential leveraging of the Account's portfolio. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of the Account's investment restriction concerning senior securities. Each Account will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Account's total assets.


Whether an Account's use of swap agreements or swap options will be successful in furthering its investment objective of total return will depend on the ability of the Account's Manager or Sub-Advisor to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, an Account bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Accounts will enter into swap agreements only with counterparties that present minimal credit risks, as determined by the Account's Manager or Sub-Advisor. Certain restrictions imposed on the Accounts by the Internal Revenue Code may limit the Accounts' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect an Account's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


Depending on the terms of the particular option agreement, an Account will generally incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When an Account purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when an Account writes a swap option, upon exercise of the option the Account will become obligated according to the terms of the underlying agreement.


Liquidity. Some swap markets have grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, these swap markets have become relatively liquid.


The liquidity of swap agreements will be determined by the Manager or Sub-Advisor based on various factors, including:
  . the frequency of trades and quotations, . the number of dealers and prospective purchasers in the marketplace, . dealer undertakings to make a market, . the nature of the security (including any demand or tender features, and . the nature of the marketplace for trades (including the ability to assign or offset a portfolio's rights and obligations relating to the investment).

Such determination will govern whether a swap will be deemed to be within the 15% restriction on investments in illiquid securities.


For purposes of applying the Accounts' investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Accounts at market value. In the case of a credit default swap sold by an Account (i.e., where the Account is selling credit default protection), however, the Account will value the swap at its notional amount. The manner in which the Accounts value certain securities or other instruments for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.


High-Yield/High-Risk Bonds
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The Asset Allocation, Balanced, Bond, and MidCap Value Accounts each may invest a portion of its assets in bonds that are rated below investment grade (i.e., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an Account would experience a reduction in its income and could expect a decline in the market value of the bonds so affected. The Asset Allocation, Balanced and Bond Accounts may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the expense of obtaining a rating. The Manager or Sub-Advisor will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated bonds. Unrated bonds will be included in the limitation each Account has with regard to high yield bonds unless the Manager or Sub-Advisor deems such securities to be the equivalent of investment grade bonds.

Mortgage- and Asset-Backed Securities
-------------------------------------
The yield characteristics of the mortgage- and asset-backed securities in which the Asset Allocation, Balanced, Bond and Government Securities Accounts may invest differ from those of traditional debt securities. Among the major differences are that the interest and principal payments are made more frequently on mortgage- and asset-backed securities (usually monthly) and that principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if the Account purchases those securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. If the Account purchases these securities at a discount, faster than expected prepayments will increase their yield, while slower than expected prepayments will reduce their yield. Amounts available for reinvestment by the Account are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

In general, the prepayment rate for mortgage-backed securities decreases as interest rates rise and increases as interest rates fall. However, rising interest rates will tend to decrease the value of these securities. In addition, an increase in interest rates may affect the volatility of these securities by effectively changing a security that was considered a short-term security at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or medium-term securities.


The market for privately issued mortgage- and asset-backed securities is smaller and less liquid than the market for U.S. government mortgage-backed securities. A collateralized mortgage obligation ("CMO") may be structured in a manner that provides a wide variety of investment characteristics (yield, effective maturity and interest rate sensitivity). As market conditions change, and especially during periods of rapid market interest rate changes, the ability of a CMO to provide the anticipated investment characteristics may be greatly diminished. Increased market volatility and/or reduced liquidity may result.


Real Estate Investment Trusts
-----------------------------
Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development and long-term mortgage loans. Their value may be affected by changes in the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Zero-coupon securities
----------------------
The Accounts may invest in zero-coupon securities. Zero-coupon securities are "stripped" U.S. Treasury notes and bonds. They usually trade at a substantial discount from their face (par) value. Zero-coupon securities are subject to greater market value fluctuations in response to changing interest rates than debt obligations of comparable maturities that make distributions of interest in cash.

Securities Lending
------------------
All Accounts may lend their portfolio securities. None of the Accounts will lend its portfolio securities if as a result the aggregate of such loans made by the Account would exceed the limits established by the 1940 Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Account and is maintained each business day. While such securities are on loan, the borrower pays the Account any income accruing thereon. The Account may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities that occurs during the term of the loan belongs to the Account and its shareholders. An Account pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. An Account does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.
When-Issued, Delayed Delivery and Forward Commitment TransactionsEach of the
----------------------------------------------------------------------------
Accounts may purchase or sell securities on a when-issued, delayed delivery, or
-------------------------------------------------------------------------------
forward commitment basis. When such purchases are outstanding, the Account will
-------------------------------------------------------------------------------
segregate until the settlement date assets determined to be liquid by the
-------------------------------------------------------------------------
Sub-Advisor in accordance with procedures established by the Board of Directors,
--------------------------------------------------------------------------------
in an amount sufficient to meet the purchase price. Typically, no income accrues
--------------------------------------------------------------------------------
on securities an Account has committed to purchase prior to the time delivery of
--------------------------------------------------------------------------------
the securities is made, although an Account may earn income on securities it has
--------------------------------------------------------------------------------
segregated.
-----------

When purchasing a security on a when-issued, delayed delivery, or forward
-------------------------------------------------------------------------
commitment basis, the Account assumes the rights and risks of ownership of the
------------------------------------------------------------------------------
security, including the risk of price and yield fluctuations, and takes such
----------------------------------------------------------------------------
fluctuations into account when determining its net asset value. Because the
---------------------------------------------------------------------------
Account is not required to pay for the security until the delivery date, these
------------------------------------------------------------------------------
risks are in addition to the risks associated with the Account's other
----------------------------------------------------------------------
investments. If the Account remains substantially fully invested at a time when
-------------------------------------------------------------------------------
when-issued, delayed delivery, or forward commitment purchases are outstanding,
-------------------------------------------------------------------------------
the purchases may result in a form of leverage.
-----------------------------------------------

When the Account has sold a security on a when-issued, delayed delivery, or
---------------------------------------------------------------------------
forward commitment basis, the Account does not participate in future gains or
-----------------------------------------------------------------------------
losses with respect to the security. If the other party to a transaction fails
------------------------------------------------------------------------------
to deliver or pay for the securities, the Account could miss a favorable price
------------------------------------------------------------------------------
or yield opportunity or could suffer a loss. an Account may dispose of or
-------------------------------------------------------------------------
renegotiate a transaction after it is entered into, and may sell when-issued,
-----------------------------------------------------------------------------
delayed delivery or forward commitment securities before they are delivered,
----------------------------------------------------------------------------
which may result in a capital gain or loss. There is no percentage limitation on
--------------------------------------------------------------------------------
the extent to which the Accounts may purchase or sell securities on a
---------------------------------------------------------------------
when-issued, delayed delivery, or forward commitment basis.
-----------------------------------------------------------

Money Market Instruments/Temporary Defensive Position
-----------------------------------------------------
Each of the Money Market Account invests all of its available assets in money market instruments maturing in 397 days or less. In addition, all of the Accounts may make money market investments (cash equivalents), without limit, pending other investment or settlement, for liquidity or in adverse market conditions. Following are descriptions of the types of money market instruments that the Accounts may purchase:

.. U.S. Government Securities - Securities issued or guaranteed by the U.S.
  government, including treasury bills, notes and bonds.

.. U.S. Government Agency Securities - Obligations issued or guaranteed by agencies or instrumentalities of the U.S. government.
  . U.S. agency obligations include, but are not limited to, the Bank for
    Cooperatives, Federal Home Loan Banks and Federal Intermediate Credit Banks. . U.S. instrumentality obligations include, but are not limited to, the
    Export-Import Bank, Federal Home Loan Mortgage Corporation and Federal National Mortgage Association.

  Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

.. Bank Obligations - Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the opinion of the Manager or Sub-Advisor, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets that are insured by the Federal Savings and Loan Insurance Corporation. The Account may acquire obligations of U.S. banks that are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

  Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose an Account to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. An Account only buys short-term instruments where the risks of adverse governmental action are believed by the Manager or Sub-Advisor to be minimal. An Account considers these factors, along with other appropriate factors, in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Account. An Account may invest in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.


  A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, an Account occasionally may invest in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.


.. Commercial Paper - Short-term promissory notes issued by U.S. or foreign corporations.


.. Short-term Corporate Debt - Corporate notes, bonds and debentures that at the time of purchase have 397 days or less remaining to maturity.


.. Repurchase Agreements - Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate.


.. Taxable Municipal Obligations - Short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.


The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard & Poor's ("S&P"), which are described in Appendix A, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager or Sub-Advisor further evaluates these securities.


INDUSTRY CONCENTRATIONS
Each of the Accounts, except the Equity Income and Real Estate Securities Accounts, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The Equity Income Account may hold more than 25% of its assets in securities of companies in the utilities industry. The Real Estate Securities Account may hold more than 25% of its assets in securities of companies in the real estate industry. The LargeCap Stock Index Account may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is concentrated. For purposes of applying the LargeCap Growth Equity and SmallCap Growth Accounts' industry concentration restrictions, the Accounts use the industry groups used in the Data Monitor Portfolio Monitoring System of William O'Neill & Co., Incorporated. The LargeCap Growth Account uses Bloomberg L.P. industry classifications. The Equity Value Account uses the industry groups of Morgan Stanley Capital International - Global Industry Classification Standard. The other Accounts use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission" except the Money Market Account divides the "asset-backed securities" category into five separate industry classifications in accordance with guidelines provided by the Manager.

PORTFOLIO TURNOVER
Portfolio turnover is a measure of how frequently a portfolio's securities are bought and sold. The portfolio turnover rate is generally calculated as the dollar value of the lesser of a portfolio's purchases or sales of shares of securities during a given year, divided by the monthly average value of the portfolio securities during that year (excluding securities whose maturity or expiration at the time of acquisition were less than one year). For example, a portfolio reporting a 100% portfolio turnover rate would have purchased and sold securities worth as much as the monthly average value of its portfolio securities during the year.

It is not possible to predict future turnover rates with accuracy. Many variable factors are outside the control of a portfolio manager. The investment outlook for the securities in which a portfolio may invest may change as a result of unexpected developments in securities markets, economic or monetary policies, or political relationships. High market volatility may result in a portfolio manager using a more active trading strategy than might otherwise be employed. Each portfolio manager considers the economic effects of portfolio turnover but generally does not treat the portfolio turnover rate as a limiting factor in making investment decisions.


Sale of shares by investors may require the liquidation of portfolio securities to meet cash flow needs. In addition, changes in a particular portfolio's holdings may be made whenever the portfolio manager considers that a security is no longer appropriate for the portfolio or that another security represents a relatively greater opportunity. Such changes may be made without regard to the length of time that a security has been held.


Higher portfolio turnover rates generally increase transaction costs that are expenses of the portfolio. Active trading may generate short-term gains (losses) for taxable shareholders.


The following ACCOUNTs had significant variation in portfolio turnover rates over the two most recently completed fiscal years:
.. Equity Income Account (2003 - 22.5%, 2004 - 137.2%) The Account's investment strategy (but not the investment objective) was changed effective March 1, 2004. The new strategy diversifies the Account's assets among value equities, convertible securities, preferred securities and real estate investment trusts, with an emphasis on high dividend yield. Bringing the Account's assets in line with that new strategy was the most significant factor in the variation.
.. Growth Account (2003 - 40.8%, 2004 - 122.4%)
.. LargeCap Growth Equity (2003 - 51.1%, 2004 - 141.8%)
.. Limited Term Bond (2003 - 5.0%, 2004 - 34.8%)

MANAGEMENT


BOARD OF DIRECTORS
Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Other than serving as Directors, most of the Board members have no affiliation with the Fund or service providers. Each Director serves until a successor is duly qualified and elected.

MANAGEMENT INFORMATION
The name, tenure in office, address and date of birth of the officers and Board members are shown below. Each person also has the same position (including committee memberships, if any) with the Principal Investors Fund, Inc. and the Principal Mutual Funds which are also sponsored by Principal Life. Unless an address is shown, the mailing address for the Directors and Officers is the Principal Financial Group, Des Moines, Iowa 50392.

The following directors are considered not to be "interested persons" as defined
--------------------------------------------------------------------------------
in the 1940 Act.
----------------

                                                                                                       NUMBER
                                                                                                         OF
                                                                                                     PORTFOLIOS
                                                                                                      IN FUND          OTHER
                                                                                                      COMPLEX      DIRECTORSHIPS
                                                                                                      OVERSEEN          HELD
                        POSITION(S) HELD WITH    LENGTH OF          PRINCIPAL OCCUPATION(S)              BY              BY
NAME, ADDRESS AND AGE   FUND                    TIME SERVED           DURING PAST 5 YEARS             DIRECTOR        DIRECTOR
---------------------   ---------------------   -----------         -----------------------          ----------    -------------
Elizabeth Ballantine    Director                Since 2004    Principal, EBA Associates since 1998                 The McClatchy
1113 Basil Road         Member Audit and                                                                              Company
McLean, Virginia        Nominating Committee
07/01/48


James D. Davis          Director                Since 1997    Attorney. Vice President, Deere and       109             None
4940 Center Court       Member Audit and                      Company, Retired.
Bettendorf, Iowa        Nominating Committee
03/22/34

Richard W. Gilbert      Director                Since 1997    President, Gilbert Communications,                        None
5040 Arbor Lane, #302   Member Audit and                      Inc. since 1993.
Northfield, Illinois    Nominating Committee
05/08/40


Mark A. Grimmett        Director                Since 2004    Executive Vice President and CFO,
6310 Deerfield Avenue   Member Audit and                      Merle Norman Cosmetics, Inc., since                       None
San Gabriel,            Nominating Committee                  2000. Prior thereto, Vice President
California                                                    and CFO.
04/03/60


William C. Kimball      Director                Since 1999    Chairman and CEO, Medicap Pharmacies,               Casey's General
3094 104th              Member Audit and                      Inc. Retired.                                         Stores, Inc.
Urbandale, Iowa         Nominating Committee
11/28/1947




Barbara A. Lukavsky     Director                Since 1997    President and CEO, Barbican
100 Market, #314        Member Audit and                      Enterprises, Inc. since 1997.                             None
Des Moines IA           Nominating Committee
09/10/40                Member Executive
                        Committee

The following directors are considered to be "interested persons" as defined in
-------------------------------------------------------------------------------
the 1940 Act because of an affiliation with the Manager and Principal Life.
---------------------------------------------------------------------------

John E. Aschenbrenner  Director                Since 1998   Director, Principal      109
08/16/49                                                    Management
                                                            Corporation and
                                                            Princor Financial
                                                            Services Corporation
                                                            ("Princor") since
                                                            1998. President,
                                                            Insurance and                       None
                                                            Financial Services
                                                            since 2003. Executive
                                                            Vice President,
                                                            Principal Life
                                                            Insurance Company
                                                            2000-2003; Prior
                                                            thereto, Senior Vice
                                                            President, 1996-2000.

Ralph C. Eucher        Director and President  Since 1999   Director and             109
06/14/52               Member Executive                     President, Princor
                       Committee                            and Principal
                                                            Management
                                                            Corporation since
                                                            1999. Senior Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company since 2002.                 None
                                                            Vice President,
                                                            1999-2002. Prior
                                                            thereto, Second Vice
                                                            President, Principal
                                                            Life Insurance
                                                            Company.

Larry D. Zimpleman     Director                Since 2001   Chairman and             109
09/07/51               Chairman of the Board                Director, Princor and
                       Member Executive                     Principal Management
                       Committee                            Corporation since
                                                            2001. President,
                                                            Retirement and
                                                            Investor Services
                                                            since 2003. Executive
                                                            Vice President,                     None
                                                            Principal Life
                                                            2001-2003. Senior
                                                            Vice
                                                            President,1999-2001.
                                                            Prior thereto, Vice
                                                            President,1998-1999.



the Fund has an Audit and Nominating Committee. Its members are identified above. During the last fiscal year, the Committee met four times. The audit function of the Committee is oversight; specifically, the Committee is responsible, among other things, for: (1) appointing, compensating, and conducting oversight of the work of the independent auditors; (2) reviewing the scope and approach of the proposed audit plan and the audit procedures to be performed; (3) ensuring the objectivity of the internal auditors and the independence of the independent auditors; and (4) establishing and maintaining procedures for the handling of complaints received regarding accounting, internal controls, and auditing. In addition, the Committee meets with the independent and internal auditors to discuss the results of the audits and reports to the full Board of the Fund. The Committee also receives reports about accounting and financial matters affecting the Fund.


The nominating function of the Committee, among other things, includes selecting and nominating all candidates who are not "interested persons" of the Fund (as defined in the 1940 Act) for election to the Board.


The Board approved the Audit and Nominating Committee Charter on September 13, 2004.


The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board. During the year ended December 31, 2004, the committee met once.


Officers (other than Directors)
-------------------------------

Craig L. Bassett     Treasurer               Since 1997   Second Vice President
03/12/52                                                  and Treasurer,
                                                          Principal Life
                                                          Insurance Company since
                                                          1998. Director -
                                                          Treasury 1996-1998.
                                                          Prior thereto,
                                                          Associate Treasurer.

Michael J. Beer      Executive Vice          Since 1997   Executive Vice
01/09/61             President                            President and Chief
                     Principal Accounting                 Operating Officer,
                     Officer                              Princor Financial
                                                          Services Corporation
                                                          and Principal
                                                          Management Corporation
                                                          since 1999. Vice
                                                          President and Chief
                                                          Operating Officer,
                                                          1998-1999. Prior
                                                          thereto, Vice President
                                                          and Financial Officer.

David J. Brown       Chief Compliance        Since 2004   Vice President, Product
04/11/60             Officer                              & Distribution
                                                          Compliance, Principal
                                                          Life since 2004. Second
                                                          Vice President,
                                                          Compliance, 2000 to
                                                          2004. Prior thereto,
                                                          Director - Individual
                                                          Compliance, 1998 to
                                                          2000.

Jill R. Brown        Vice President          Since 2003   Vice President and
08/17/67             Chief Financial                      Chief Financial
                     Officer                              Officer, Princor since
                                                          2003. Assistant
                                                          Financial Controller
                                                          Principal Financial
                                                          Group, 1999-2003. Prior
                                                          thereto, Senior
                                                          Accounting Leader
                                                          Principal Financial
                                                          Group.

Arthur S. Filean     Senior Vice President   Since 1997   Senior Vice President,
11/04/38             and Secretary                        Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President, Princor,
                                                          1990-2000. Vice
                                                          President, Principal
                                                          Management Corporation,
                                                          1996-2000.

Ernest H. Gillum     Vice President          Since 1997   Vice President -
06/01/55             Assistant Secretary                  Product Development,
                                                          Princor and Principal
                                                          Management Corporation,
                                                          since 2000. Vice
                                                          President - Compliance
                                                          and Product
                                                          Development, Princor
                                                          and Principal
                                                          Management Corporation,
                                                          1998-2000. Prior
                                                          thereto, Assistant Vice
                                                          President, Registered
                                                          Products, 1995-1998.

Jane E. Karli        Assistant Treasurer     Since 1997   Assistant Treasurer,
04/01/57                                                  Principal Life
                                                          Insurance Company since
                                                          1998. Prior thereto
                                                          Senior Accounting and
                                                          Custody Administrator.

Patrick A. Kirchner  Assistant Counsel       Since 2002   Counsel, Principal Life
12/11/60                                                  Insurance Company since
                                                          2000. Attorney,
                                                          1999-2000. Prior
                                                          thereto, Attorney,
                                                          MidAmerican Energy
                                                          Company

Thomas J. Loftus     Assistant Counsel       Since 2002   Counsel, Principal Life
07/03/53                                                  Insurance Company since
                                                          2002. Counsel, Merrill
                                                          Lynch Insurance Group
                                                          2000-2001. Prior
                                                          thereto Counsel, The
                                                          Prudential Insurance
                                                          Company of America.

David W. Miles       Senior Vice Persident   Since 2005   Senior Vice President,
04/19/57                                                  Princor and the
                                                          Manager, since 2005.

Sarah J. Pitts       Assistant Counsel       Since 2000   Counsel, Principal Life
12/31/45                                                  Insurance Company since
                                                          1997.

Layne A. Rasmussen   Controller              Since 1997   Controller - Mutual
10/30/58                                                  Funds, Principal
                                                          Management Corporation
                                                          since 1995.

Michael D. Roughton  Counsel                 Since 1997   Vice President and
07/10/51                                                  Senior Securities
                                                          Counsel, Principal Life
                                                          Insurance Company,
                                                          since 1999. Counsel
                                                          1994-1999. Counsel,
                                                          Principal Global
                                                          Investors, LLC, Princor
                                                          and Principal
                                                          Management Corporation.

Jean B. Schustek     Assistant Vice          Since 1997   Assistant Vice
02/17/52             President                            President - Registered
                     Assistant Secretary                  Products, Principal
                                                          Management Corporation
                                                          and Princor Financial
                                                          Services Corporation
                                                          since 2000. Prior
                                                          thereto, Compliance
                                                          Officer - Registered
                                                          Products.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


The following tables set forth the aggregate dollar range of mutual funds within the fund complex which were beneficially owned by the Directors as of December 31, 2003. Ms. Ballantine was elected to the Board of Directors on December 13, 2004 and therefore is not included in the tables below. As of December 31, 2003, none of the Directors own any shares of the Principal Variable Contracts Fund, Inc. (all of which are owned by the Principal Life Insurance

Company). Only the Directors who are "interested persons" are eligible to participate in an employee benefit program which invests in the Principal Investors Fund, Inc.

                                     DIRECTORS NOT CONSIDERED TO BE "INTERESTED PERSONS"
                                -------------------------------------------------------------
                                 JAMES D.   RICHARD W.    MARK A.    WILLIAM C.    BARBARA A.
 PRINCIPAL MUTUAL FUND            DAVIS       GILBERT     GRIMMETT     KIMBALL      LUKAVSKY
 ---------------------            -----       -------     --------     -------      --------
Balanced                            B            B           A            A             A
Bond                                C            D           C            B             E
Capital Value                       C            C           A            A             A
Cash Management                     C            B           C            D             C
Equity Income                       E            B           A            D             A
Government Securities Income        B            B           A            A             A
Growth                              D            D           A            A             A
International                       B            C           A            A             E
International Emerging Markets      C            A           A            A             A
International SmallCap              C            A           A            A             A
LargeCap Stock Index                A            A           A            A             A
Limited Term Bond                   A            A           B            E             E
MidCap                              E            D           A            E             A
Partners Blue Chip                  D            B           A            A             A
Partners Equity Growth              A            A           A            D             A
Partners LargeCap Blend             A            A           A            A             A
Partners LargeCap Value             A            A           A            D             A
Partners MidCap Growth              A            A           A            C             A
Partners SmallCap Growth            A            A           A            C             A
Real Estate Securities              A            A           A            E             A
SmallCap                            A            A           A            A             A
Tax-Exempt Bond                     B            A           A            A             A
  TOTAL FUND COMPLEX                E            E           C            E             E

                                 DIRECTORS CONSIDERED TO BE "INTERESTED PERSONS"
                        -----------------------------------------------------------------
                               JOHN E.                RALPH C.              LARRY D.
 PRINCIPAL MUTUAL FUND      ASCHENBRENNER              EUCHER               ZIMPLEMAN
 ---------------------      -------------              ------               ---------
Balanced                          B                      A                      A
Bond                              C                      A                      A
Capital Value                     C                      A                      A
Cash Management                   B                      B                      A
Equity Income                     B                      C                      A
Government Securities
Income                            A                      C                      A
Growth                            C                      C                      A
International                     C                      A                      A
International Emerging
Markets                           A                      A                      A
International SmallCap            C                      A                      A
LargeCap Stock Index              A                      A                      A
Limited Term Bond                 C                      A                      A
MidCap                            C                      D                      A
Partners Blue Chip                C                      C                      A
Partners Equity Growth            C                      C                      A
Partners LargeCap
Blend                             A                      D                      A
Partners LargeCap
Value                             A                      D                      A
Partners MidCap Growth            B                      A                      A
Partners SmallCap
Growth                            A                      A                      A
Real Estate Securities            C                      A                      A
SmallCap                          A                      A                      A
Tax-Exempt Bond                   A                      D                      A
 PRINCIPAL INVESTORS FUND (THROUGH PARTICIPATION IN AN EMPLOYEE
 BENEFIT PLAN)
Bond & Mortgage
Securities                        C                      B                      C
Government Securities             A                      D                      A
International I                   E                      A                      C
International Emerging
Markets                           C                      A                      A
LargeCap Growth                   C                      A                      A
LargeCap S&P 500 Index            C                      D                      A
MidCap Blend                      C                      B                      C
Money Market                      C                      A                      A
Partners LargeCap
Blend I                           B                      A                      A
Partners LargeCap
Growth I                          C                      A                      A
Partners LargeCap
Value                             B                      C                      C
Partners MidCap Growth            C                      A                      A
Principal LifeTime
Strategic Income                  B                      A                      A
Real Estate Securities            C                      A                      A
SmallCap S&P 600 Index            D                      A                      A
  TOTAL FUND COMPLEX              E                      E                      D
A  None
B  $1 - $10,000
C  $10,001 - $50,000
D  $50,001 - $100,000
E  over $100,000

The Directors also serve as Directors for each of the 24 investment companies (with a total of 109 portfolios as of March 1, 2005) sponsored by Principal Life Insurance Company ("Principal Life"). Each Director who is also not an "interested person" as defined in the 1940 Act received compensation for service as a member of the Board of all such companies based on a schedule that takes into account an annual retainer amount, the number of meetings attended and the assets of the Account for which the meetings are held. These fees and expenses are divided among the investment companies based on their relative net assets. During the period ending December 31, 2004, each director who is not an "interested person" except Ms. Ballantine who was elected to the Board in December 2004, received $79,750, except Mr. Grimmett who received $64,093, from the fund complex.


INVESTMENT ADVISORY AND OTHER SERVICES


INVESTMENT ADVISORS
The Manager of the Fund is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. The Manager is an affiliate of Principal Life. The address of both Princor and the Manager is the Principal Financial Group, Des Moines, Iowa 50392-2080. The Manager was organized on January 10, 1969, and since that time has managed various mutual funds sponsored by Principal Life.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Account. For these services, each Sub-Advisor is paid a fee by the Manager.


Accounts: LargeCap Value
Sub-Advisor: AllianceBernstein Investment Research and Management ("Bernstein"), a wholly-owned subsidiary of Alliance Capital Management, L.P. ("Alliance"). As of December 31, 2004, Alliance managed $538.0 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Accounts: Equity Value
Sub-Advisor: American Century Investment Management, Inc. ("American Century") was founded in 1958. Its office is located in the American Century Tower at 4500 Main Street, Kansas City, MO 64111. As of December 31, 2004, American Century managed $97.9 billion in assets.

Accounts: Growth Account
Sub-Advisor: Columbus Circle Investors ("CCI") is an affiliate of Principal
         Global Investors LLC and a member of the Principal Financial Group. CCI was founded in 1975. Its address is Metro Center, One Station Place, Stamford, CT 06902. As of December 31, 2004, CCI had approximately $3.9 billion in assets under management.

Accounts: LargeCap Growth Equity
Sub-Advisor: Grantham, Mayo, Van Otterloo & Co. LLC ("GMO") is a privately held global investment management firm servicing clients in the corporate, public, endowment and foundation marketplace located at 40 Rowes Wharf, Boston, MA 02110. As of December 31, 2004, GMO managed $81.5 billion in client assets.

Accounts: SmallCap Value
Sub-Advisor: J.P. Morgan Investment Management Inc. ("Morgan"), 522 Fifth
         Avenue, New York, NY 10036 is a wholly-owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which is a wholly-owned subsidiary of JPMorgan Chase & Co. ("JPMorgan") a bank holding company. JPMorgan is a wholly owned subsidiary of J.P. Morgan Fleming Asset Management Holdings, Inc. which, through Morgan and its other subsidiaries, offers a wide range of services to governmental, institutional, corporate and individual customers and acts as investment advisor to individual and institutional clients. As of December 31, 2004, J.P. Morgan and its subsidiaries had total combined assets under management of approximately $791 billion.

Accounts: MidCap Growth
Sub-Advisor: Mellon Equity Associates, LLP ("Mellon Equity"), 500 Grant Street,
         Suite 4200, Pittsburgh, PA 15258. Mellon Equity is a wholly owned subsidiary of Mellon Financial Corporation ("Mellon"). Mellon has more than $4.0 trillion in assets under management, administration or custody, including $707 billion under management. As of December 31, 2004, Mellon Equity managed approximately $20.1 billion in assets.

Accounts: Asset Allocation
Sub-Advisor: Morgan Stanley Investment Management Inc., which does business in certain instances (including in its role as sub-advisor to Asset Allocation) as Morgan Stanley Asset Management ("MSAM"), with principal offices at 1221 Avenue of the Americas, New York, NY 10020, provides a broad range of portfolio management services to customers in the U.S. and abroad. As of December 31, 2004, Morgan Stanley Asset Management, together with its affiliated asset management companies, had approximately $431 billion in asset under management.

Accounts: MidCap Value
Sub-Advisor: Neuberger Berman Management, Inc. ("Neuberger Berman") is an affiliate of Neuberger Berman, LLC. Neuberger Berman, LLC is located at 605 Third Avenue, 2nd Floor, New York, NY 10158-0180. Together with Neuberger Berman, the firms manage more than $82.9 billion in total assets (as of December 31, 2004) and continue an asset management history that began in 1939. Neuberger Berman Management, Inc. is an indirect, wholly owned subsidiary of Lehman Brothers Holdings, Inc. Lehman Brothers is located at 745 Seventh Avenue, New York, NY 10019.

Accounts: Balanced, Capital Value, Diversified International, Government
         Securities, Equity Income, International Emerging Markets, International SmallCap, LargeCap Stock Index, Limited Term Bond, MidCap, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, and SmallCap.
Sub-Advisor: Principal Global Investors, LLC ("Principal") is an indirectly wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager. Principal has been active in retirement plan investing since 1941 and has sub-advised mutual fund assets since 1969. Principal manages equity, fixed-income and real estate investments primarily for institutional investors, including Principal Life. As of December 31, 2004, Principal, together with its affiliated asset management companies, had approximately $137.8 billion in asset under management. Principal Global Investor's headquarters address is 801 Grand Avenue, Des Moines, Iowa 50392 and has other primary asset management offices in New York, London, Sydney and Singapore.

Accounts: Equity Growth and LargeCap Blend
Sub-Advisor: T. Rowe Price Associates, Inc. ("T. Rowe Price"), a wholly-owned subsidiary of T. Rowe Price Group, Inc., a financial services holding company, has over 67 years of investment management experience. Together with its affiliates, T. Rowe Price had approximately $235.2 billion in assets under management as of December 31, 2004. T. Rowe Price is located at 100 East Pratt Street, Baltimore, MD 21202

Accounts: SmallCap Growth
Sub-Advisor: UBS Global Asset Management (Americas) Inc., a Delaware corporation located at 1 North Wacker, Chicago, IL 60606 ("UBS Global AM"), is a registered investment advisor. UBS Global AM, a subsidiary of UBS AG, is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of December 31, 2004, UBS Global AM managed approximately $61.3 billion in assets and the Group managed approximately $527.4 billion in assets.

Each of the persons affiliated with the Fund who is also an affiliated person of the Manager or Principal is named below, together with the capacities in which such person is affiliated:

 NAME                    OFFICE HELD WITH THE FUND                        OFFICE HELD WITH THE MANAGER/PRINCIPAL
 ----                    -------------------------                        --------------------------------------
 John E. Aschenbrenner   Director                                         Director (Manager)
 Craig L. Bassett        Treasurer                                        Treasurer (Manager)
 Michael J. Beer         Executive Vice President and Principal           Executive Vice President and Chief Operating Officer
                         Accounting Officer                                (Manager)
 David J. Brown          Chief Compliance Officer                         Senior Vice President (Manager)
 Jill R. Brown           Vice President and Chief Financial Officer       Vice President and Chief Financial Officer (Manager)
 Ralph C. Eucher         Director and President                           Director and President (Manager)
 Arthur S. Filean        Senior Vice President and Secretary              Senior Vice President (Manager)
 Ernest H. Gillum        Vice President and Assistant Secretary           Vice President (Manager)
 Layne A. Rasmussen      Controller                                       Controller - Mutual Funds (Manager)
 Michael D. Roughton     Counsel                                          Counsel (Manager; Principal)
                         Assistant Vice President and Assistant
 Jean B. Schustek        Secretary                                        Assistant Vice President - Registered Products (Manager)
 Larry D. Zimpleman      Director and Chairman of the Board               Director and Chairman of the Board (Manager)


CODES OF ETHICS
The Fund, the Manager, each of the Sub-Advisors and Princor (as principal underwriter of the Fund) have adopted Codes of Ethics ("Codes") under Rule 17j-1 of the 1940 Act. These Codes are designed to prevent persons with access to information regarding the portfolio trading activity of an Account from using that information for their personal benefit. In certain circumstances, personal securities trading is permitted in accordance with procedures established by the Codes. The Boards of Directors of the Manager, the Fund, Princor and each of the Sub-Advisors periodically review their respective Codes. The Codes are on file with, and available from, the SEC.

PROXY VOTING POLICIES
The Board of Directors has delegated responsibility for decisions regarding proxy voting for securities held by each Account to that Account's Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which have been reviewed by the Board of Directors, and which are found in Appendix B.

Any material changes to the proxy policies and procedures will be submitted to the Board of Directors for approval.


COST OF MANAGER'S SERVICES


For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $250 MILLION  $250 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 Capital Value and
 Growth                     0.60%         0.55%         0.50%         0.45%         0.40%
 LargeCap Blend and
 LargeCap Value             0.75          0.70          0.65          0.60          0.55
 Diversified
 International and
 Equity Value               0.85          0.80          0.75          0.70          0.65
 International
 Emerging Markets           1.25          1.20          1.15          1.10          1.05
 MidCap Value               1.05          1.00          0.95          0.90          0.85


                         OVERALL
                           FEE
                          ----
 LargeCap Growth
 Equity                    1.00%
 LargeCap Stock Index      0.35
 Principal LifeTime
 2010                    0.1225
 Principal LifeTime
 2020                    0.1225
 Principal LifeTime
 2030                    0.1225
 Principal LifeTime
 2040                    0.1225
 Principal LifeTime
 2050                    0.1225
 Principal LifeTime
 Strategic Income        0.1225

                            FIRST          NEXT          NEXT          NEXT           OVER
                         $100 MILLION  $100 MILLION  $100 MILLION  $100 MILLION   $400 MILLION
                        -------------  ------------  ------------  ------------   ------------
 Asset Allocation and
 Equity Growth              0.80%         0.75%         0.70%         0.65%          0.60%
 Balanced and Equity
 Income                     0.60          0.55          0.50          0.45           0.40
 International
 SmallCap                   1.20          1.15          1.10          1.05           1.00
 SmallCap Growth            1.00          0.95          0.90          0.85           0.80
 MidCap                     0.65          0.60          0.55          0.50           0.45
 MidCap Growth and
 Real Estate
 Securities                 0.90          0.85          0.80          0.75           0.70
 SmallCap                   0.85          0.80          0.75          0.70           0.65
 SmallCap Value             1.10          1.05          1.00          0.95           0.90
 All Other                  0.50          0.45          0.40          0.35           0.30


There is no assurance that the net assets of any Account will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Account and the rate of the fee for each Account for investment management services as provided in the Management Agreement were as follows:

                        NET ASSETS AS OF              MANAGEMENT FEE
 ACCOUNT                DECEMBER 31, 2004   FOR PERIODS ENDED DECEMBER 31, 2004
 -------                -----------------   -----------------------------------
 Asset Allocation
 Balanced
 Bond
 Capital Value
 Equity Growth
 Equity Income
 Government Securities
 Growth
 International
 International
 Emerging Markets
 International
 SmallCap
 LargeCap Blend
 LargeCap Growth
 Equity
 LargeCap Stock Index
 LargeCap Value
 Limited Term Bond
 MidCap
 MidCap Growth
 MidCap Value
 Money Market
 Real Estate
 Securities
 SmallCap
 SmallCap Growth
 SmallCap Value

Except for certain Fund expenses set out below, the Manager is responsible for expenses, administrative duties and services including the following: expenses incurred in connection with the registration of the Fund and Fund shares with the SEC; office space, facilities and costs of keeping the books of the Fund; compensation of all personnel who are officers and any directors who are also affiliated with the Manager; fees for auditors and legal counsel; preparing and printing Fund prospectuses; administration of shareholder accounts, including issuance, maintenance of open account system, dividend disbursement, reports to shareholders and redemptions. However, some of all of these expenses may be assumed by Principal Life and some or all of the administrative duties and services may be delegated by the Manager to Principal Life or affiliate thereof.


Each Account pays for certain corporate expenses incurred in its operation. Among such expenses, the Account pays brokerage commissions on portfolio transactions, transfer taxes and other charges and fees attributable to investment transactions, any other local, state or federal taxes, fees and expenses of all directors of the Fund who are not persons affiliated with the Manager, interest, fees for Custodian of the Account, and the cost of meetings of shareholders.


Sub-Advisory Agreement
----------------------
For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Account, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                          FIRST                  NEXT       OVER
                           $40        NEXT       $100       $300
                        MILLIO N      $160     MILLIO N   MILLIO N
 ACCOUNT                --------    MILLION    --------   --------
 -------                            -------
                                                 0.25%      0.20%
 Asset Allocation         0.45%      0.30%


 The Sub-Advisory Fee on all Equity Growth Account assets through the period ending July 31, 2005 is 0.35%. Thereafter:
                                                NET ASSET VALUE OF ACCOUNT
                                   -------------------------------------------
                                        FIRST                                 OVER
                                     $250 MILLIO N         NEXT          $500 MILLIO N
                                    --------------     $250 MILLION      -------------
 ACCOUNT                                               ------------
 -------
                                                                             0.35%
 Equity Growth                          0.40%             0.375%


                                NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                          FIRST                  NEXT       OVER
                           $200       NEXT       $250       $750
                        MILLIO N      $300     MILLIO N   MILLIO N
 ACCOUNT                --------    MILLION    --------   --------
 -------                            -------
                                                 0.30%      0.28%
 Equity Value             0.40%      0.35%


                                      NET ASSET VALUE OF ACCOUNT
                        --------------------------------------------------
                                                                        OV ER
                          FIRST                  NEXT       NEXT     $1 BILLI ON
                           $50        NEXT       $350       $400     -----------
                        MILLIO N      $200     MILLIO N   MILLIO N
 ACCOUNT                --------    MILLION    --------   --------
 -------                            -------
                                                 0.30%     0.275%     0.275% on
 LargeCap Blend           0.40%      0.35%                            all assets


                                     NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                          FIRST                  NEXT            OVER
                           $250       NEXT       $500         $1 BILLIO N
                        MILLIO N     $2500     MILLIO N       -----------
 ACCOUNT                --------    MILLION    --------
 -------                            -------
 LargeCap Growth                                          0.20 % on all assets
 Equity                   0.41%      0.33%       0.25%


                                                 NET ASSET VALUE OF ACCOUNT
                 -------------------------------------------------------------------------------------------
                    FIRST         NEXT         NEXT         NEXT         NEXT         NEXT           NEXT
 ACCOUNT          $10 MILLION  $15 MILLION  $25 MILLION  $50 MILLION  $50 MILLION  $50 MILLION   $200 MILLION
 -------         ------------  -----------  -----------  -----------  -----------  -----------   ------------
 LargeCap Value     0.60%         0.50%        0.40%        0.30%        0.25%       0.225%         0.20%


                         NET ASSET VALUE OF
                               ACCOUNT
                        --------------------
                          FIRST
                           $50        OVER
                        MILLIO N      $50
 ACCOUNT                --------    MILLION
 -------                            -------
 MidCap Growth            0.40%      0.35%


                                            NET ASSET VALUE OF ACCOUNT
                        -------------------------------------------------------------------
                            FIRST          NEXT          NEXT          NEXT
 ACCOUNT                 $100 MILLION  $150 MILLION  $250 MILLION  $250 MILLION   THEREAFTER
 -------                -------------  ------------  ------------  ------------   ----------
 MidCap Value               0.50%         0.475%        0.45%         0.425%        0.40%


                               NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Growth
 - UBS                     0.60%         0.55%         0.45%


                                     NET ASSET VALUE OF ACCOUNT
                        -----------------------------------------------------
                           FIRST         NEXT          NEXT          OVER
 ACCOUNT                 $10 MILLION  $40 MILLION  $150 MILLION  $200 MILLION
 -------                ------------  -----------  ------------  ------------
 SmallCap Growth -
 Emerald                   0.75%         0.60%        0.50%         0.45%



                               NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                           FIRST          NEXT          OVER
 ACCOUNT                 $50 MILLION  $250 MILLION  $300 MILLION
 -------                ------------  ------------  ------------
 SmallCap Value            0.60%         0.55%         0.50%




ACCOUNTS FOR WHICH PRINCIPAL SERVES AS SUB-ADVISOR . Principal is Sub-Advisor for each Account identified below. The Manager pays Principal a fee, computed and paid monthly, at an annual rate as shown below.


To calculate the fee for an Account in Table A, assets of the Account, along with the assets of all other Accounts in Table A, are combined with any:
.. Principal Life non-registered separate account sub-advised by Principal with assets invested primarily in fixed-income securities (except money market separate accounts);
.. Principal Life sponsored mutual fund sub-advised by Principal with assets invested primarily in fixed-income securities (except money market mutual funds); and
.. assets of the Principal Balanced Fund, Inc.
The calculation does not include any portion of such mutual funds and/or separate accounts for which advisory services are provided, directly or indirectly, by employees of Post Advisory Group, LLC ("Post").

To calculate the fee for an Account in Table B, the assets of the Account are combined with assets sub-advised by Principal with the same investment mandate (e.g. midcap value) in
.. (a) Principal Life non-registered separate account sub-advised by Principal
  and
.. (b) Principal Life sponsored mutual fund sub-advised by Principal.

For any Account for which investment advisory services are provided, directly or indirectly, by employees of Post, the Manager pays a fee equal to an annual rate of 0.30% for the portion of the net assets for which Post provides investment advisory services.

                                          TABLE A
                                NET ASSET VALUE OF ACCOUNT
                        ----------------------------------------
                                                 NEXT       OVER
                          FIRST       NEXT     $4 BILLIO     $10
                            $5     $1 BILLION  ----N----  BILLIO N
 ACCOUNT                 BILLION   ----------      -      --------
 -------                 -------
 Balanced, Government
 Securities
 and Limited Term Bond   0.115%      0.100%     0.095%     0.090%


                                                             TABLE B
                                                   NET ASSET VALUE OF ACCOUNT
                 -----------------------------------------------------------------------------------------------
                    FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT          $50 MILLION  $50 MILLION  $100 MILLION  $200 MILLION  $350 MILLION  $750 MILLION   $1.5 BILLION
 -------         ------------  -----------  ------------  ------------  ------------  ------------   ------------
 Capital Value,
 Equity Income
 and Growth         0.27%         0.25%        0.22%         0.18%         0.13%         0.09%          0.06%
 Diversified
 International      0.35          0.28         0.20          0.16          0.12          0.10           0.08


                                                         TABLE B
                                               NET ASSET VALUE OF ACCOUNT
             -----------------------------------------------------------------------------------------------
                FIRST         NEXT          NEXT          NEXT          NEXT          NEXT           OVER
 ACCOUNT      $25 MILLION  $75 MILLION  $100 MILLION  $300 MILLION  $500 MILLION  $500 MILLION   $1.5 BILLION
 -------     ------------  -----------  ------------  ------------  ------------  ------------   ------------
 MidCap         0.40%         0.32%        0.27%         0.23%         0.18%         0.13%          0.08%
 SmallCap       0.48          0.36         0.27          0.25          0.22          0.18           0.12


                   TABLE C
                                   SUB-ADVIS
                                       OR
                                     PERCE
                                     NTAGE
                                      FEE
 ACCOUNT                              ---
 -------
 International
 Emerging Markets                  0.5000%
 International
 SmallCap                          0.5000
 LargeCap Stock Index              0.0150
 Principal LifeTime
 2010                              0.0425
 Principal LifeTime
 2020                              0.0425
 Principal LifeTime
 2030                              0.0425
 Principal LifeTime
 2040                              0.0425
 Principal LifeTime
 2050                              0.0425
 Principal LifeTime
 Strategic Income                  0.0425








Fees paid for investment management services during the periods indicated were as follows:

           MANAGEMENT FEES FOR PERIODS ENDED DECEMBER 31,
 ACCOUNT                              2004     2003         2002
 -------                                       ----         ----
 Asset Allocation                           $  684,764   $  742,230
 Balanced                                      670,500      746,208
 Bond                                        1,164,438      929,868
 Capital Value                               1,307,704    1,396,713
 Diversified
 International                               1,113,831    1,116,629
 Equity Growth                               1,798,319    2,039,756
 Equity Income                                 159,295      167,214
 Equity Value
 Government Securities                       1,633,416    1,166,975
 Growth                                        773,354      971,214
 International Emerging Markets                185,777*     120,464*
 International SmallCap                        566,727      511,381
 LargeCap Blend                                225,306       35,303*
 LargeCap Growth Equity                         77,701       56,562
 LargeCap Stock Index                          306,803      259,068
 LargeCap Value                                196,493       36,992
 Limited Term Bond                              38,467
 MidCap                                      1,654,689    1,616,053
 MidCap Growth                                 275,040      218,745
 MidCap Value                                  369,527      196,057
 Money Market                                  858,412      883,421
 Principal LifeTime 2010
 Principal LifeTime 2020
 Principal LifeTime 2030
 Principal LifeTime 2040
 Principal LifeTime 2050
 Principal LifeTime Strategic Income
 Real Estate Securities                        588,499      313,424
 SmallCap                                      347,933      288,410
 SmallCap Growth                               414,201      418,449
 SmallCap Value                                637,097      446,550
 * before waiver





Fees paid for Sub-Advisory services during the periods indicated were as follows:

                                     SUB-ADVISOR FEES FOR PERIODS ENDED
                                                DECEMBER 31,
 ACCOUNT                             2004       2003           2002
 -------                                        ----           ----
 Asset Allocation                             $316,910       $338,364
 Balanced                                      102,307        117,141
 Capital Value                                 215,037        236,571
 Diversified International                     140,055        146,890
 Equity Growth                                 749,065        831,921
 Equity Income                                  18,310         19,909
 Equity Value
 Government Securities                         377,766        244,986
 Growth                                         89,509        116,607
 International Emerging Markets                 69,527         46,999
 International SmallCap                        225,589        215,541
 LargeCap Blend                                108,749         16,524
 LargeCap Growth Equity                         34,989         27,779
 LargeCap Stock Index                           12,633         11,130
 LargeCap Value                                136,201         29,415
 Limited Term Bond                                   0
 MidCap                                        267,108        269,737
 MidCap Growth                                 122,357         97,151
 MidCap Value                                  176,123         93,492
 Principal LifeTime 2010
 Principal LifeTime 2020
 Principal LifeTime 2030
 Principal LifeTime 2040
 Principal LifeTime 2050
 Principal LifeTime Strategic
 Income
 SmallCap                                       98,871         86,311
 SmallCap Growth                               234,954        216,791
 SmallCap Value                                342,873        243,766

For the periods ended December 31, the Manager waived a portion of its fee from the following:

 ACCOUNT                             2004          2003           2002
 -------                                           ----           ----
 International Emerging Markets                  $12,743        $59,127
 LargeCap Blend                                                   1,966

The Manager intends to continue the waivers and, if necessary, pay expenses normally payable by the Accounts through April 30, 2006 in an amount that will maintain total operating expenses as follows:

 ACCOUNT
 -------
 International Emerging
 Markets
 Equity Value
 LargeCap Blend
 LargeCap Stock Index
 LargeCap Value


The expense limits in place through the period ended April 30, 2005 maintained operating expenses (expressed as a percentage of average net assets attributable to an Account on an annualized basis) which did not exceed the following percentages:

 ACCOUNT
 -------
 International Emerging
 Markets                    2.00%
 Equity Value               1.10
 LargeCap Blend             1.00
 LargeCap Stock Index       0.40
 LargeCap Value             1.00


The Management Agreement and the Investment Service Agreement, under which Principal Life (or its subsidiaries), has agreed to furnish certain personnel, services and facilities required by the Manager to enable it to fulfill its responsibilities for the Accounts, were last approved by the Fund's Board of Directors on September 13, 2004. The Management Agreement was last approved by shareholders on November 2, 1999. The Sub-Advisory Agreements for the Accounts were approved by the Fund's Board of Directors on September 13, 2004.


The agreements provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors or by vote of a majority of the outstanding voting securities of an Account of the Fund. In either event, continuation shall be approved by vote of a majority of the independent Directors.


The objective of the annual review of each of these contracts by the Board of Directors is to determine whether, in light of all pertinent factors, the Directors, and specifically the Directors who are not "interested persons", are satisfied in the aggregate with the services provided by the Manager and each Sub-Advisor or other party, and whether the Directors believe it is in the best interests of the Fund's shareholders to continue receiving such services. The Directors concluded that the fees paid by each Account to the Manager and each Sub-Advisor or other party, reflected a reasonable relationship to the services rendered and would have been the product of arm's length bargaining. The Directors also concluded that it was in the best interests of each Account's shareholders to continue to receive such services. The Directors reached this conclusion based upon a review of all pertinent factors including, but not limited to, each Account's management fees and operating expenses relative to a peer group consisting of unaffiliated mutual funds; a review of all non-investment services such as transfer agency services and shareholder administrative services provided by to the Fund by the Manager without charge, corporate accounting and general administration services provided without charge by the Manager and regulatory services (including initial and all subsequent regulatory filings with the SEC, and the preparation and printing of prospectuses), also provided without charge to the Fund by the Manager; review of the investment advisory services provided by the Manager and Sub-Advisor to each Account; investment performance and the quality of services provided; the financial and managerial strength of the Manager and Sub-Advisor, including their affiliation with substantial financial services companies; the Manager's sub-advisor selection and monitoring process; and the soft dollar arrangements by which brokers provide research to the Manager and Sub-Advisors for some of the Accounts in return for brokerage allocation. Based upon their review, the Directors determined that each Account was paying a competitive fee for the services provided by the Manager and Sub-Advisors and that the Manager and Sub-Advisors were doing an appropriate job of fulfilling their contractual obligations for each Account.


The Agreements may be terminated at any time on 60 days written notice to the applicable Sub-Advisor either by vote of the Board of Directors of the Fund or by a vote of a majority of the outstanding securities of the applicable Account and by the Manager, the respective Sub-Advisor, or Principal Life, as the case may be, on 60 days written notice to the Fund and/or applicable Sub-Advisor. The Agreements will automatically terminate in the event of their assignment.


Custodian
---------
The custodian for the Diversified International, International Emerging Markets and International SmallCap Accounts is J.P.Morgan Chase Bank., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodian for the other Accounts is Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286. The custodians perform no managerial or policymaking functions for the Fund or the Accounts.

BROKERAGE ALLOCATION AND OTHER PRACTICES


BROKERAGE ON PURCHASES AND SALES OF SECURITIES
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Account, the objective of the Account's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer, confidentiality, including trade anonymity, and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of a) the size and difficulty of the transaction b) the quality of the execution provided and c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the NYSE from non-Exchange members in transactions off the Exchange.)

The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. However, in the opinion of the Manager or Sub-Advisor, the value thereof is not determinable and it is not expected that the expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the research efforts of Manager or Sub-Advisor. The Manager or Sub-Advisor allocated portfolio transactions for the Accounts indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.

   ACCOUNT                     COMMISSIONS PAID
   -------                     ----------------
   Equity Growth                   $ 7,310
   LargeCap Blend                    2,879
   LargeCap Value                      240
   MidCap Growth                    23,143
   MidCap Value                      7,055
   SmallCap Growth                  10,495


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, the Board has approved procedures whereby an Account may purchase securities that are offered in underwritings in which an affiliate of a Sub-Advisor, or the Manager, participates. These procedures prohibit an Account from directly or indirectly benefiting a Sub-Advisor affiliate or a Manager affiliate in connection with such underwritings. In addition, for underwritings where a Sub-Advisor affiliate or a Manager participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Account could purchase in the underwritings. The Manager or Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Directors of the Fund will receive quarterly reports on these transactions.


The Board has approved procedures that permit a Fund to effect a purchase or sale transaction between the Account and any other affiliated mutual fund or between the Account and affiliated persons of the Account under limited circumstances prescribed by SEC rules. Any such transaction must be effected without any payment other than a cash payment for the securities, for which a market quotation is readily available, at the current market price; no brokerage commission or, fee (except for customary transfer fees), or other remuneration may be paid in connection with the transaction. The Board receives quarterly reports of all such transactions.


Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Account paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.


The Board has approved procedures whereby an Account may participate in a commission recapture program. Commission recapture is a form of institutional discount brokerage that returns commission dollars directly to a Account. It provides a way to gain control over the commission expenses incurred by an Account's Manager and/or Sub-Advisor, which can be significant over time and thereby reduces expenses, improves cash flow and conserves assets. An Account can derive commission recapture dollars from both equity trading commissions and fixed-income (commission equivalent) spreads. The Accountsmay participate in a program through a relationship with Frank Russell Securities, Inc.om time to time, the Board reviews whether participation in the recapture program is in the best interest of the Accounts.


The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Account went to broker-dealers that provided research, statistical or other factual information.

                                       TOTAL BROKERAGE COMMISSIONS PAID
                                         FOR PERIODS ENDED DECEMBER 31
 ACCOUNT                              2004      2003           2002
 -------                                        ----           ----
 Asset Allocation                               137,183     $  126,621
 Balanced                                       303,483        271,415
 Capital Value                                1,004,105      1,127,656
 Diversified International                      702,806        509,661
 Equity Growth                                  901,138      1,118,481
 Equity Income                                   16,250         63,049
 Equity Value                          (1)/
 Growth                                         148,663        178,189
 International Emerging Markets                 139,853        117,597
 International SmallCap                         311,164        167,477
 LargeCap Blend                                  61,404        15,394/(//2//)/
 LargeCap Growth Equity                          25,798         21,960
 LargeCap Stock Index                            17,972         21,117
 LargeCap Value                                  62,968        24,658/(//2//)/
 MidCap                                         405,297        563,439
 MidCap Growth                                   69,231         31,721
 MidCap Value                                    87,313         61,374
 Real Estate Securities                         141,989        106,929
 SmallCap                                       331,111        326,624
 SmallCap Growth                                 68,630        504,866
 SmallCap Value                                 131,174        128,916

 /(1) /Period from August 30, 2004 (date operations commenced) through December
  31, 2004.
 /(//2//) /Period from May 1, 2002 (date operations commenced) through December
  31, 2002.
.. Certain broker-dealers are considered to be affiliates of the Fund.
  Archipelago, LLC and Spear, Leeds & Kellogg are affiliates of Goldman Sachs & Co. Goldman Sachs Asset Management is a sub-advisor for the Principal Partners Blue Chip Fund, Inc. and two funds of the Principal Investors Fund, Inc.

.. JP Morgan Chase is an affliated broker of American Century which serves as sub-advisor to the Equity Value Account of Principal Variable Contracts Fund and one fund in the Principal Investors Fund.

.. Chase Securities, J.P. Morgan/Chase, Fleming Martin Ltd., and Robert Fleming
  Inc. are affiliates of J.P.Morgan Securities J.P.Morgan Investment Management Inc. is a sub-advisor for the SmallCap Value Account and a fund of Principal Investors Fund, Inc.

.. Neuberger Berman Management Inc. and Lehman Brothers are affiliates of
  Neuberger Berman LLC. Neuberger Berman Management Inc. is a sub-advisor for the MidCap Value Account and a fund of the Principal Investors Fund, Inc.

.. Morgan Stanley DW, Inc. is affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to the Asset Allocation Account, the Equity Growth Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners Equity Growth Fund, Inc.

.. Advest, Inc. and Sanford C. Bernstein & Co., LLC are affiliates of Alliance
  Capital Management L.P., which through its Bernstein Investment Research & Management Unit sub-advises the LargeCap Value Account, a fund in the Principal Investors Fund, Inc. and the Principal Partners LargeCap Value Fund, Inc. Alliance Capital Management LP sub-advises a fund in the Principal Investors Fund, Inc.

.. Spectrum Asset Management, Inc. is an affiliate of the Principal Global
  Investors which serves as sub-advisor for several of the Principal Mutual
  Funds.

.. UBS PaineWebber and UBS Warburg are affliates of UBS Global AM which serves as sub-advisor to the SmallCap Growth Account of Principal Variable Contracts Fund, one fund in the Principal Investors Fund and the Partners SmallCap
  Growth Fund.

Brokerage commissions paid to affiliates during the periods ending December 31 were as follows:

                                     COMMISSIONS PAID TO ARCHIPELAGO LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 SmallCap Growth
 2002                       4,762             0.94                     1.88
 SmallCap Value
 2003                         124             0.09                     0.17

                                     COMMISSIONS PAID TO CHASE SECURITIES
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                         15              0.01                     0.02
 Equity Growth
 2002                        215              0.02                     0.03


                                   COMMISSIONS PAID TO FLEMING MARTIN, INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Value
 2003                        240              0.27                     0.08
 2002                        798              1.30                     1.22


                                       COMMISSIONS PAID TO ADVEST, INC.
                                       --------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         25              0.02                     0.01
 Equity Growth
 2003                        505              0.06                     0.05

                                     COMMISSIONS PAID TO JP MORGAN/CHASE
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Growth
 2002                        426              0.04                     0.06
 LargeCap Blend
 2002                          6              0.04                     0.02


                                   COMMISSIONS PAID TO GOLDMAN SACHS & CO.
                                   ---------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       5,626             4.10                      4.98
 2002                       9,421             7.44                     14.84
 2001                       4,413             6.58                      5.88
 2000                       4,056             8.09                      8.34
 Balanced
 2003                      11,377             3.75                      2.73
 2002                      13,471             4.96                      4.25
 2000                       8,058             5.40                      3.05
 Capital Value
 2003                      42,501             4.23                      2.68
 2002                      77,273             6.85                      6.25
 2001                      10,070             1.69                      1.47
 2000                      68,717             6.97                      7.28
 Diversified
 International
 2003                      37,111             5.28                      4.89
 2002                      37,725             7.40                      7.14
 2001                      43,192             7.49                      7.32
 2000                      69,826             7.12                      6.99
 Equity Growth
 2003                      41,345             4.59                      4.23
 2002                      94,111             8.41                      7.54
 2001                      39,992             7.12                      7.31
 2000                      62,592            14.55                     12.86
 Equity Income
 2002                       2,940             4.66                      2.32
 2001                       2,710             3.17                      2.53
 2000                       7,679             9.45                      6.97
 Growth
 2003                       7,310             4.92                      4.77
 2002                       3,935             2.21                      2.60
 2001                         420             0.26                      0.23
 2000                      17,004             5.17                      6.55
 International
 Emerging Markets
 2003                         364             0.26                      0.27
 2002                       1,461             1.24                      1.95
 2001                       2,247             4.08                      4.11
 2000                         255             2.36                      2.16
 International
 SmallCap
 2003                      12,270             3.94                      3.69
 2002                       5,054             3.02                      3.10
 2001                       2,633             0.84                      0.91
 2000                      13,042             1.54                      1.83
 LargeCap Blend
 2003                       1,889             3.08                      1.61
 2002                         537             3.49                      1.38
 LargeCap Growth
 Equity
 2003                         532             2.06                      1.42
 2002                         569             2.59                      2.17
 2001                         323             5.33                      4.18
 LargeCap Stock Index
 2001                          23             0.12                      0.04
 LargeCap Value
 2003                       1,789             2.84                      3.08
 2002                          44             0.18                      0.03
 MidCap
 2003                      13,810             3.41                      3.42
 2002                      55,229             9.80                      7.41
 2001                      13,793             3.18                      3.27
 2000                      51,068            10.53                      7.06
 MidCap Growth
 2003                       4,884             7.05                     12.47
 2002                         130             0.41                      0.15
 2000                       1,305             2.63                      1.81
 MidCap Value
 2003                         227             0.25                      0.32
 2002                       1,044             1.70                      1.54
 2001                         445             0.92                      0.84
 2000                         875             2.19                      2.08
 Real Estate
 Securities
 2003                       2,904             2.04                      1.61
 2002                       1,884             1.76                      1.81
 2001                       1,958             2.51                      1.08
 SmallCap
 2003                      19,199             5.80                      5.51
 2002                      11,733             3.59                      2.76
 2001                       2,696             2.40                      2.93
 2000                       5,579             3.43                      4.16
 SmallCap Growth
 2003                         250             0.36                      0.31
 2002                      18,655             3.69                      3.51
 2001                       1,567             1.55                      1.40
 SmallCap Value
 2003                       6,607             5.04                      5.71
 2002                       4,085             3.17                      2.45
 2001                       3,142             3.30                      4.02
 2000                         296             0.89                      0.66

                                 COMMISSIONS PAID TO J. P. MORGAN SECURITIES
                                 -------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       2,405             1.75                      1.26
 2002                       2,806             2.22                      1.74
 2001                       2,025             3.02                      2.63
 2000                       1,787             3.57                      3.43
 Balanced
 2003                       3,971             1.31                      0.85
 2002                      10,022             3.69                      3.11
 2000                       2,762             1.85                      2.22
 Capital Value
 2003                       6,904             0.69                      0.70
 2002                      56,035             4.97                      3.86
 2001                       9,891             1.66                      1.79
 2000                      59,147             6.00                      6.78
 Diversified
 International
 2003                      28,759             4.09                      3.53
 2002                      19,178             3.76                      2.70
 2001                      21,541             3.73                      3.10
 2000                      29,882             3.05                      3.29
 Equity Growth
 2003                      28,396             3.15                      3.40
 2002                      34,433             3.08                      2.80
 2001                      25,450             4.53                      3.79
 2000                      32,160             7.48                      5.72
 Equity Income
 2002                         592             0.94                      0.71
 2001                       2,998             3.51                      3.75
 2000                       1,805             2.22                      3.09
 Growth
 2003                       2,240             1.51                      0.71
 2002                       2,812             1.58                      1.68
 2001                       1,830             1.13                      1.18
 2000                       5,705             1.74                      2.29
 International
 Emerging Markets
 2003                      19,086            13.65                      9.40
 2002                      12,291            10.45                      7.83
 2001                       5,615            10.19                      9.03
 2000                         194             1.80                      1.37
 International
 SmallCap
 2003                       3,107             1.00                      0.96
 2002                       2,591             1.55                      0.95
 2001                       3,103             0.99                      0.69
 2000                       1,183             0.14                      0.15
 LargeCap Blend
 2003                       1,190             1.94                      0.91
 2002                         122             0.79                      0.50
 LargeCap Growth
 Equity
 2003                         256             0.99                      0.68
 2002                         704             3.21                      2.24
 2001                         130             2.15                      1.48
 LargeCap Value
 2003                         132             0.21                      0.03
 MidCap
 2003                       8,446             2.08                      1.58
 2002                      29,229             5.19                      4.57
 2001                      15,031             3.47                      3.50
 2000                      23,780             4.90                      3.65
 MidCap Growth
 2001                       2,694            13.77                     10.34
 MidCap Value
 2003                       1,341             1.54                      1.43
 2002                       1,172             1.91                      1.76
 2001                         600             1.24                      1.36
 2000                       1,040             2.61                      3.21
 Real Estate
 Securities
 2003                       5,210             3.67                      3.05
 2002                       4,110             3.84                      1.67
 2001                       4,455             5.71                      4.81
 2000                         492             1.67                      1.09
 SmallCap
 2003                       2,695             0.81                      1.00
 2002                       9,123             2.79                      1.75
 2001                       1,920             1.71                      1.90
 2000                       1,530             0.94                      0.90
 SmallCap Growth
 2003                         635             0.93                      0.69
 2002                      23,927             4.74                      3.29
 2001                       2,209             2.18                      2.70

                                  COMMISSIONS PAID TO MORGAN STANLEY DW INC.
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2002                       1,744             1.38                      1.58
 2001                       1,249             1.86                      1.96
 Balanced
 2002                      67,135            24.74                     27.66
 2000                       5,711             3.83                      4.00
 Capital Value
 2002                      66,971             5.94                      6.07
 2001                       8,984             1.51                      1.75
 2000                      25,913             2.63                      3.05
 International
 2002                      51,533            10.11                      9.80
 2001                       1,533             0.27                      0.42
 2000                      78,873             8.04                      9.47
 Equity Growth
 2002                      13,624             1.22                      1.46
 2001                       6,558             1.17                      1.49
 2000                       2,930             0.68                      0.88
 Equity Income
 2002                       2,075             3.29                      1.89
 2001                       2,055             2.41                      2.61
 2000                       5,163             6.36                      5.15
 Growth
 2002                       9,443             5.30                      5.73
 2001                       1,160             0.71                      1.52
 2000                       4,750             1.45                      1.58
 International
 Emerging Markets
 2002                      16,016            13.62                     15.58
 2001                         185             0.34                      0.39
 International
 SmallCap
 2002                       5,236             3.13                      3.23
 2000                      17,765             2.09                      2.82
 LargeCap Blend
 2002                         400             2.60                      2.23
 LargeCap Growth
 Equity
 2002                         963             4.38                      3.99
 2001                         175             2.89                      2.31
 2000                          95             3.73                      1.85
 LargeCap Stock Index
 2002                         165             0.78                      8.81
 2001                         156             0.83                      0.31
 LargeCap Value
 2002                         175             0.71                      0.14
 MidCap
 2002                      18,265             3.24                      5.97
 2001                      16,829             3.89                      5.07
 2000                      21,343             4.40                      4.48
 MidCap Growth
 2002                       5,209            16.42                     14.70
 2001                       5,198            26.57                     36.18
 2000                       2,897             5.84                      5.91
 MidCap Value
 2001                          20             0.04                      0.09
 2000                         535             1.34                      1.36
 Real Estate
 Securities
 2002                       7,655             7.16                      4.42
 2001                       3,885             4.98                      5.60
 2000                       1,855             6.31                      6.12
 SmallCap
 2002                      74,769            22.89                     29.18
 2001                       2,681             2.38                      2.22
 2000                       3,070             1.89                      2.26
 SmallCap Growth
 2002                      16,112             3.19                      2.86
 2001                       2,982             2.94                      3.06
 2000                       1,347             3.17                      1.70
 SmallCap Value
 2002                       3,704             2.87                      2.88
 2001                       1,574             1.65                      1.48
 2000                      13,929            41.80                     45.06

                                     COMMISSIONS PAID TO NEUBERGER BERMAN
                                     ------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                         515             0.38                      0.29
 2002                         256             0.20                      0.28
 2001                         200             0.30                      0.39
 2000                         155             0.31                      0.35
 Equity Growth
 2003                       1,440             0.16                      0.17
 2002                       4,353             0.39                      0.57
 2001                       2,290             0.41                      0.63
 2000                       2,640             0.61                      0.52
 MidCap Value
 2003                      43,708            50.06                     47.69
 2002                      25,893            42.19                     40.97
 2001                      31,258            64.84                     65.29
 2000                      15,061            37.77                     41.03

                                          COMMISSIONS PAID TO PUTNAM
                                          --------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                        185              0.13                     0.13
 SmallCap Growth
 2002                        411              0.08                     0.09
 SmallCap Value
 2002                         84              0.07                     0.19

                                   COMMISSIONS PAID TO SANFORD C. BERNSTEIN
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                       3,646             2.66                      1.93
 2002                       3,277             2.59                      2.37
 Balanced
 2003                       8,693             2.86                      3.32
 2002                       8,390             3.09                      2.17
 Capital Value
 2003                      20,011             1.99                      2.59
 2002                      65,876             5.84                      4.11
 Diversified
 International
 2002                       4,640             0.91                      0.99
 Equity Growth
 2003                      15,950             1.77                      1.80
 2002                      24,144             2.16                      2.28
 Equity Income
 2003                         935             0.66                      0.56
 2002                         315             0.29                      0.37
 Growth
 2003                       5,288             3.56                      2.48
 2002                       1,550             0.87                      1.14
 International
 Emerging Markets
 2002                          10             0.01                      0.02
 LargeCap Blend
 2002                          10             0.06                      0.04
 LargeCap Growth
 Equity
 2003                         123            0..48                      0.42
 2002                          43             0.20                      0.11
 LargeCap Stock Index
 2003                          35             0.20                      0.26
 LargeCap Value
 2003                      38,590            61.28                     67.61
 2002                      17,442            70.74                     72.42
 MidCap
 2003                      11,216             2.77                      3.55
 2002                      21,537             3.82                      4.71
 MidCap Value
 2003                       1,805             2.07                      1.73
 2002                       1,960             3.19                      3.08
 SmallCap
 2003                      19,669             5.94                      9.69
 2002                       6,798             2.08                      1.79
 SmallCap Growth
 2003                         785             1.14                      0.82
 2002                       2,893             0.57                      0.55
 SmallCap Value
 2003                       4,666             3.56                      3.36
 2002                         488             0.38                      0.45

                                  COMMISSIONS PAID TO SPEAR, LEEDS & KELLOGG
                                  ------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 MidCap Growth
 2002                           6             0.02                     0.15
 SmallCap Value
 2002                       2,015             1.56                     1.00


                                COMMISSIONS PAID TO SPECTRUM ASSET MANAGEMENT
                                ---------------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Equity Income
 2003                      16,250            100.00                   100.00
 2002                      43,247             68.59                    75.79

                                   COMMISSIONS PAID TO UBS PAINEWEBBER INC.
                                   ----------------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 LargeCap Growth
 Equity
 2003                        125              0.48                     0.26
 2002                        635              2.89                     6.67
 SmallCap Growth
 2003                        936              1.36                     1.33
 2002                         47              0.01                     0.01
 SmallCap Value
 2003                        297              0.23                     0.19
 2002                        183              0.14                     0.18


                                     COMMISSIONS PAID TO UBS WARBURG LLC
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                      46,382            33.81                     39.17
 2002                      10,563             8.34                     12.07
 Balanced
 2003                      33,899            11.17                     15.37
 2002                       7,553             2.78                      2.54
 Capital Value
 2003                      87,090             8.67                     10.86
 2002                      39,112             3.47                      2.73
 Diversified
 International
 2003                      86,477            12.30                     13.09
 2002                      50,324             9.87                     10.37
 Equity Growth
 2003                      57,221             6.35                      6.01
 2002                      69,081             6.18                      4.72
 Growth
 2003                       5,564             3.74                      3.50
 2002                       5,068             2.84                      1.43
 International
 Emerging Markets
 2003                      14,588            10.43                     12.65
 2002                      12,090            10.28                     10.16
 International
 SmallCap
 2003                      38,541            12.39                     12.46
 2002                      27,356            16.33                     16.66
 LargeCap Blend
 2003                         805             1.31                      1.08
 LargeCap Growth
 Equity
 2003                         258             1.00                      1.43
 LargeCap Stock Index
 2003                         101             0.56                      0.73
 MidCap
 2003                      30,964             7.64                      9.11
 2002                      15,656             2.78                      2.41
 MidCap Value
 2003                       1,782             2.04                      2.38
 2002                         820             1.34                      1.90
 Real Estate
 Securities
 2003                       5,801             4.09                      3.36
 2002                       2,521             2.36                      1.74
 SmallCap
 2002                       6,559             2.01                      2.00
 SmallCap Growth
 2002                      12,990             2.57                      2.03
 SmallCap Value
 2002                       5,276             4.09                      1.96

                                     COMMISSIONS PAID TO LEHMAN BROTHERS
                                     -----------------------------------
                        TOTAL DOLLAR     AS PERCENT OF      PERCENT OF DOLLAR AMOUNT OF
 ACCOUNT                   AMOUNT      TOTAL COMMISSIONS    COMMISSIONABLE TRANSACTIONS
 -------                   ------      -----------------    ---------------------------
 Asset Allocation
 2003                      15,593            11.37                     10.85
 Balanced
 2003                      15,580             5.13                      4.85
 Capital Value
 2003                      70,924             7.06                      8.09
 Diversified
 International
 2003                      31,035             4.42                      4.56
 Equity Growth
 2003                      45,924             5.10                      5.00
 Growth
 2003                      21,698            14.60                     13.90
 International
 Emerging Markets
 2003                         406             0.29                      0.38
 International
 SmallCap
 2003                       7,078             2.27                      2.52
 LargeCap Blend
 2003                      12,113            19.73                     40.33
 LargeCap Growth
 Equity
 2003                         334             1.29                      1.10
 LargeCap Stock Index
 2003                      12,646            70.37                     62.21
 LargeCap Value
 2003                         785             1.25                      0.98
 MidCap
 2003                      31,625             7.80                      5.94
 MidCap Growth
 2003                         420             0.61                      0.23
 MidCap Value
 2003                       1,741             1.99                      2.65
 Real Estate
 Securities
 2003                      19,839            13.97                     10.73
 SmallCap
 2003                      18,379             5.55                      3.72
 SmallCap Growth
 2003                       1,345             1.96                      1.57
 SmallCap Value
 2003                       2,586             1.97                      1.79

ORDER ALLOCATION
The Manager acts as investment advisor for each of the funds sponsored by Principal Life. The Manager or Sub-
Advisor places orders to trade portfolio securities for each of the Accounts. The following describes the process used by the Manager or Sub-Advisor in allocating securities among its clients and/or accounts it manages.

Asset Allocation
----------------
Transactions for each portfolio account advised by MSAM generally are completed independently. MSAM, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which MSAM and related persons of MSAM act as investment manager and administrator, and in which MSAM, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of MSAM and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate best execution and to reduce brokerage commissions or other costs. MSAM effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Equity Growth Account) that participates in a batched transaction will participate at the average share price for all of MSAM's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. MSAM may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if MSAM is unable to fully execute a batched transaction and MSAM determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, MSAM may allocate such securities in a manner determined in good faith to be a fair allocation.

Balanced, Capital Value, Equity Income, Growth, International, International
----------------------------------------------------------------------------
Emerging Markets, International SmallCap, LargeCap Stock Index, MidCap, Real
----------------------------------------------------------------------------
Estate Securities and SmallCap
------------------------------
If, in carrying out the investment objectives of the Accounts, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Accounts at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Accounts and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Accounts (or, in the case of a Sub-Advisor, the various Accounts and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Account's (or, in the case of a Sub-Advisor, each Account's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro-rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Accounts and other client accounts) participating in an aggregate or "bunched" order will be placed into those Accounts and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Accounts at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account.


The Manager or Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Manager or Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

The Manager or Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Manager or Sub-Advisor considers the account's investment style, investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO order. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for clients of the Manager or Sub-Advisor are insufficient to provide a meaningful allocation to each participating account. In such cases, the Manager or Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


Equity Growth and  LargeCap Blend - T. Rowe Price
-------------------------------------------------
T. Rowe Price has developed written trade allocation guidelines for its Equity, Municipal and Taxable Fixed Income Trading Desks. Generally, when the amount of securities available in a public offering (such as IPOs) or the secondary markets is insufficient to satisfy the volume or price requirements for the participating client portfolios, the guidelines require a pro rata allocation based upon the relative size of the participating client portfolios or the relative size of the participating client's order depending upon the market involved. In allocating trades made on a combined basis, the trading desk seeks to achieve the same net unit price of the securities for each participating client. Because a pro rata allocation may not always adequately accommodate all facts and circumstances, the guidelines provide for exceptions to allocate trades on an adjusted, pro rata basis. For example, adjustments may be made: (i) to recognize the efforts of a portfolio manager in negotiating a transaction or a private placement; (ii) to eliminate de minimis positions; (iii) to give priority to accounts with specialized investment policies and objectives; and
(iv) to reallocate in light of a participating portfolio's characteristics (e.g., available cash, industry or issuer concentration, duration, credit exposure).

Equity Value
------------
American Century Investments has a written policy for the aggregation of portfolio transactions in order to minimize the risk that any portfolio could be systematically advantaged or disadvantaged in connection with such aggregation and to ensure that all clients are treated fairly in the aggregation and allocation of portfolio transactions. IPO allocations are calculated on a pro rata basis by client order size, set by the indication of the largest portfolio by asset size. The policy contemplates that IPO allocations may be subject to adjustment for round lot size, minimum order size, suitability or fundamental restrictions. In any case, American Century's trading desk seeks to achieve the same net price and an equitable allocation for all participating portfolios.

LargeCap Growth Equity
----------------------


ALLOCATION - IPOS AND OTHER LIMITED OPPORTUNITY SECURITIES . Two important characteristics:
.. Because of the particularly limited nature of such offerings, each investment area / trading desk must be particularly diligent to ensure that these opportunities are allocated equitably among accounts eligible to participate. While account-specific trading is permitted for normal securities, it is generally expected that a trading desk will give consideration to all of its eligible accounts when it allocates an IPO or other limited opportunity.
.. If more than one GMO trading desk will participate in the opportunity, the trade must be allocated and executed on a coordinated basis.


PRINCIPLES OF LIMITED OPPORTUNITY ALLOCATIONS . GMO recognizes that each of the trading desks maintains its own relationships with brokers, dealers and other market participants, and that firms that have contacts with more than one of GMO's trading desks may view the groups as one or independently. GMO requires that trading desks deal honestly with their trading partners, making clear when statements or policies are specific to the desk or are meant to apply to GMO generally.


GMO recognizes that its trading desks sometimes participate in IPOs and other limited opportunities with different holding period strategies. GMO believes that both short and long holding period strategies can be legitimately pursued. GMO must promote a responsible and credible reputation in the investment community by providing only accurate and non-misleading information. In particular, if a trading desk provides information as to holding intention to the underwriter of a stock, the desk should be careful to speak only for itself if other areas of GMO may participate on a different basis.

ALLOCATION STANDARDS .


 1) Each Investment Area is responsible for determining which of its accounts are appropriate for participation in IPOs and other limited opportunities.


 2) Trading Desks are responsible for discovery and process management of their own IPOs and other limited opportunities. Only trading desks that have independently identified and selected an IPO or other opportunity may participate. Trading desks generally shall not participate in such opportunities because of the research or recommendation of another investment area of the firm.

 3) Participation in the IPO or other opportunity must be consistent with the guidelines and other compliance limitations applicable to the account, and the strategy must otherwise be consistent with the account's investment objective and strategy.

 4) Each trading desk must determine an intended allocation among its own eligible accounts.

 5) Before submitting a subscription, a trading desk must determine if other trading desks are independently interested in participating. A reasonable time (considering the circumstances) should be allowed for other trading desks to determine target subscription amounts for each of that desk's accounts that will participate.

 6) All accounts identified for participation shall be included in a consolidated subscription across trading desks. The intended allocation shall be pro-rata to each account's target.

 7) Deviations from the consolidated subscription approach will be permitted only after consultation with Compliance.

LargeCap Value
--------------
In carrying out the investment objectives of the Account, occasions arise when purchases or sales of the same equity securities are to be made for the Account and any other account managed by Bernstein. Bernstein's allocation and executions policies are designed to assist it in providing clients with money management on an individual basis. In circumstances where other units of Alliance are placing orders for the same securities as Bernstein, order executions are not coordinated. Prior to determining which accounts should participate in a potential purchase or sale of blocks of securities during a trading day, in addition to prevailing market conditions, Bernstein considers:
1) for purchases: a) whether the security is appropriate for all accounts or a certain category of accounts; b) whether the security is appropriate for all accounts, though in varying percentages for each account; or c) whether the security is appropriate for a certain category of accounts, and 2) for sales: a) whether the security should not be owned by any of its client accounts; b) whether the security should be owned in lesser percentages for each account or a certain category of accounts; or c) whether Bernstein intends to liquidate a position for tax purposes for those clients requiring a gain or loss. Where Bernstein determines to sell a security regardless of tax considerations, both taxable and tax-exempt accounts are eligible for sale contemporaneously. In those situations where tax gains influence the sale, securities in the tax-exempt accounts will usually be placed for sale first, as additional time is needed to consider the tax implications for each taxable account. Conversely, when tax losses influence the sale, Bernstein may prioritize taxable clients first as the loss has a specific impact in a given year. When orders are generated, the decision as to which accounts should participate, and in what amount, is based on the type of security, the present or desired structure of the portfolio, the nature of the account's goals and tolerance for risk, the tax status, and the permitted investment techniques. As a result, Bernstein may have different price limits at which it would desire to purchase or sell a security for different accounts. Bernstein's portfolio-information system, portfolio reports and quality control reports permit it to consider and weigh these factors as appropriate.

Upon execution of an order, the appropriate amounts and prices are recorded for each account. Bernstein's Trading and Technical Group records the specific accounts that may participate in a proposed execution of U.S. equity orders. The pending orders on these accounts are then used as a basis for the allocations of executed orders. U.S. equity orders for accounts for which Bernstein's affiliated broker-dealer, Sanford C. Bernstein & Co., LLC ("SCB LLC") executes transactions and accounts that utilize other brokers are executed on a proportional basis. Among the accounts that direct brokerage to firms other than SCB LLC, the priority of the orders is generally determined on a random basis. This procedure may vary depending on factors such as purchase or sale opportunities among brokers selected by the clients, the size of the order and timing considerations.

Where SCB LLC executes transactions, at any particular time, all outstanding equity orders for investment management accounts for the same security at the same limit are treated equally. When such executions occur at different prices during the day, participating clients get the average price of all eligible executions in that security during the day. If all the orders for the same security have the same limit, or if all the executions satisfy the most restrictive limit, then all the executions are price-averaged for allocation to the orders. Otherwise, the orders are grouped according to limit. For each group, portions of each execution are chosen such that the average price of executions chosen for each group meets its limit, does not exceed the quantity ordered and comes closer to proportional allocation than any other distribution. If the amount that SCB LLC has been able to execute in the desired price range is not sufficient to fill all the orders, the total amount executed is allocated to the accounts on a mechanical basis as described below.


Accounts are generally divided into two categories: 1) those with equity equal to or greater than $5 million (including relationships with combined equity equal or greater than $5 million), and 2) those with equity less than $5 million. Accounts or account relationships falling into the first category will receive the appropriate partial allocation rounded to the nearest 100 shares if the result of the partial allocation is 1,000 shares or more. In any account or account relationship in this category where, as a result of the partial allocation, the account or account relationship would receive less than1,000 shares, those accounts or account relationships are then chosen on a random basis to receive, if selected, the lesser of 1,000 shares or the number of shares remaining to be filled. Transactions for accounts or account relationships with equity of less than $5 million will be allocated on an all-or-nothing basis by random selection. This category of accounts and account relationships will receive roughly the percentage of the execution to which it is entitled as a whole (e.g. if this group represents 30% of the entire order, then approximately 30% of the shares executed will be allocated to the group). However, if there are shares remaining that would result in a partial allocation to an account with equity of less than $5 million, these shares will be allocated, if possible, to accounts with equity greater than $5 million if there are partials that have not been completed. To the extent that there are none, these shares will be allocated to one account with equity of less than $5 million, resulting in a partial allocation. While a defined relationship of accounts will generally be treated as a single trading entity from the standpoint of allocation, account-specific factors, such as differences in risk tolerance, tax considerations or permitted investment techniques, may make treatment of the relationship as an entity inappropriate.


For equity accounts, allocation may also be based on the following additional factors: 1) whether or not a client has an existing partial position in that particular security; 2) the tax status of the account, e.g. time constraints involved in reviewing tax consequences or effecting tax strategies; 3) the account's risk/reward goals; and 4) time constraints involved in reviewing guidelines which may prohibit certain allocations.


IPOs generally do not fall within the investment objectives of Bernstein's clients in its value services.


SmallCap Growth
---------------
UBS Global AM will attempt to equitably allocate portfolio transactions among the Account and others whenever concurrent decisions are made to purchase or sell securities by the Account and another. Allocations between the Account and others are pro rated based on account size, relative to the outstanding order book for a given stock as of 3:00 pm Central time each day. In some cases, this procedure could have an adverse effect on the Account. In the opinion of the Sub-Advisor, however, the results of such procedures will, on the whole, be in the interest of each of its clients.

If the purchase or sale of securities consistent with the investment objectives of the Accounts or one or more of the other clients for which Berger, Dreyfus, J.P. Morgan Investment or Neuberger Berman acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Account or client.

OFFERING PRICE
For all Accounts except the Money Market Account
---------------------------
As stated in the Prospectuses, the NAVof the Accounts (except the Money Market Account) is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). As stated in the Prospectus, the NAV of Account shares is not determined on days the NYSE is closed (generally, New Year's Day, Martin Luther King Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas).

The share pricefor each Account is determined by dividing the value of securities in the Account's investment portfolioby the number of Account shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Accounts are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Accounts and are based upon appraisals obtained by a pricing service, in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the London Exchange (generally 11 a.m. Eastern Time). Each Account will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair value determined in good faith under procedures established by and under the supervision of the Directors.


Trading in securities on foreign securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, foreign securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading may take place in various foreign markets on days which are not business days in New York and on which an Account's NAV is not calculated. An Account calculates its NAVper share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.


Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to the oversight of the Board as may from time to time be necessary.


Money Market Account
--------------------
The share priceof shares of the Money Market Account is determined at the same time and on the same days as the Accounts as described above. The share price is computed by dividing the total value of each Account's securities and other assets, less liabilities, by the number each Account's shares outstanding.

All securities held by the Money Market Account are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, each Account assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.


Use of the amortized cost valuation method by the Money Market Account requires each Account to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, each Account invests only in obligations determined by the Directors to be of high quality with minimal credit risks.

The Directors have established procedures for the Money Market Account designed to stabilize, to the extent reasonably possible, each Account's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to shareholders, they take such corrective action as they regard as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. Account may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.


CALCULATION OF PERFORMANCE DATA


FOR ALL ACCOUNTS EXCEPT THE MONEY MARKET ACCOUNT
An Account's performance will vary from time to time depending upon market conditions, the composition of its portfolio, and its operating expenses. Consequently, any given performance quotation should not be considered representative of an Account's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in an Account with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time. In addition, the calculations of total return and yield for the Accounts do not include any separate account expenses or contract level expenses.

Comparative performance information may be used from time to time in advertising the Accounts, including appropriate market indices including the benchmarks shown in the prospectus for the Account or data from Lipper, Inc., Ibbotson Associates, Morningstar Inc., the Dow Jones Industrial Average and other industry publications.


From time to time, the Account may, in addition to any other permissible information, include the following types of information in advertisements, supplemental sales literature and reports to shareholders: 1) discussions of general economic or financial principles (such as the effects of compounding and the benefits of dollar-cost averaging); 2) discussions of general economic trends; 3) presentations of statistical data to supplement such discussions; 4) descriptions of past or anticipated portfolio holdings for one or more of the Accounts; 5) descriptions of investment strategies for one or more of the Accounts; 6) descriptions or comparisons of various savings and investment products (including, but not limited to, qualified retirement plans and individual stocks and bonds), which may or may not include the Accounts; 7) comparisons of investment products (including the Accounts) with relevant markets or industry indices or other appropriate benchmarks; 8) discussions of fund rankings or ratings by recognized rating organizations; and 9) discussions of various statistical methods quantifying the Account's volatility relative to its benchmark or to past performance, including risk adjusted measures. The Account may also include calculations, such as hypothetical compounding examples, which describe hypothetical investment results in such communications. Such performance examples will be based on an express set of assumptions and are not indicative of the performance of any of the Accounts.


Money Market Account Yield
--------------------------
The Money Market Account may advertise its yield and its effective yield. Yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent. As of December 31, 2004, the Money Market Account's yield was 0.63%. Because realized capital gains or losses in an Account's portfolio are not included in the calculation, the Account's net investment income per share for yield purposes may be different from the net investment income per share for dividend purposes, that includes net short-term realized gains or losses on the Account's portfolio.

Effective yield is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result. The resulting effective yield figure is carried to at least the nearest hundredth of one percent. As of December 31, 2004, the Money Market

Account's effective yield was 0.63%.


The yield quoted at any time for the Money Market Account represents the amount that was earned during a specific, recent seven-day period and is a function of the quality, types and length of maturity of instruments in the Account's portfolio and the Account's operating expenses. The length of maturity for the portfolio is the average dollar weighted maturity of the portfolio. This means that the portfolio has an average maturity of a stated number of days for its issues. The calculation is weighted by the relative value of each investment.


The yield for the Money Market Account fluctuates daily as the income earned on the investments of the Account fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Account is not insured. Investors comparing results of the Money Market Account with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Account.


Total Return for all other Accounts
-----------------------------------
When advertising total return figures, each of the other Accounts will include its average annual total return for each of the one, five and ten year periods (or if shorter, the period during which its corresponding predecessor fund's registration statement has been in effect) that end on the last day of the most recent calendar quarter. Average annual total return is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable value assuming the reinvestment of all dividends and capital gains distributions at net asset value. In its advertising, an Account may also include average annual total return for some other period or cumulative total return for a specified period. Cumulative total return is computed by dividing the ending redeemable value (assuming the reinvestment of all dividends and capital gains distributions at net asset value) by the initial investment.

This table shows the average annual total return as of December 31, 2004 for the Accounts for the periods indicated

 ACCOUNT                              1-YEAR          5-YEAR          10-YEAR
 -------                              ------          ------          -------
 Asset Allocation                                                       (1)/
 Balanced
 Bond
 Capital Value
 Diversified International                                              (3)/
 Equity Growth                                                          (1)/
 Equity Income                                                          (2)/
 Equity Value
 Government Securities
 Growth                                                                 (//3//)/
 International Emerging Markets                        (//4//)/
 International SmallCap                                                 (//2//)/
 LargeCap Blend                                        (//5//)/
 LargeCap Growth Equity                                (4)/
 LargeCap Stock Index                                  (//6//)/
 LargeCap Value                                        (//5//)/
 Limited Term Bond                   0.78/(//7//)/
 MidCap
 MidCap Growth                                                          (//2//)/
 MidCap Value                                          (//6//)/
 Real Estate Securities                                                 (2)/
 SmallCap                                                               (2)/
 SmallCap Growth                                                        (2)/
 SmallCap Value                                                         (2)/

/ //(1)/ Period beginning June 1, 1994 and ending December 31, 2004.

/ //(2)/ Period beginning May 1, 1998 and ending December 31, 2004.
/ //(//3//)/ Period beginning May 1, 1994 and ending December 31, 2004.
/ //(//4//)/ Period beginning October 24, 2000 and ending December 31, 2004. / //(5)/ Period beginning May 1, 2002 and ending December 31, 2004.
/ //(//6//)/ Period beginning May 3, 1999 and ending December 31, 2004.
/ //(//7//)/ Period beginning May 1, 2003 and ending December 31, 2004.

Principal Underwriter
---------------------
Princor Financial Services Corporation ("Princor") is the principal underwriter of the Fund and offers shares of each Account on a continuous basis. As principal underwriter, Princor is paid for the distribution of the Fund. For the last three fiscal years, Princor has received and returned the following commissions:

       2004                  2003                     2002
                             ----                     ----
                         $30,520,667              $39,948,115



Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Fund during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Fund's shares or the amount that any particular Account receives as the proceeds from such sales. Dealers may not use sales of the Fund's shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


TAX STATUS


It is the policy of each Account to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, the Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which the Fund so qualifies, it is exempt from federal income tax upon the amount so distributed to investors. If an Account fails to qualify as a regulated investment company, it will be liable for taxes, significantly reducing its distributions to shareholders and eliminating shareholders' ability to treat distributions of the Account in the manner they were received by the Account.


For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated at 60% long-term and 40% short-term. In addition, an Account must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. An Account may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased by the Account with respect to a portfolio security. Gains and losses on figures and options included in an identified mixed straddle will be considered 100% short-term and unrealized gain or loss on such positions will not be realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that the Account has unrealized gains in certain offsetting positions at the end of the fiscal year, and may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.


The 1986 Tax Reform Act imposes an excise tax on mutual funds that fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. The Fund intends to comply with the Act's requirements and to avoid this excise tax.


GENERAL INFORMATION


LargeCap Stock Index Account only
---------------------------------
The Account is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to Account shareholders or any member of the public regarding the advisability of investing in securities generally or in the Account particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to Principal Life Insurance Company and the Manager is the licensing of certain trademarks and trade names of S&P and the S&P 500 Index which is determined, composed and calculated by S&P without regard to Principal Life Insurance Company, the Manager or the Account. S&P has no obligation to take the needs of Principal Life Insurance Company, the Manager or Account shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices of the Account or the timing of the issuance or sale of the Account or in the determination or calculation of the equation by which the Account is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Account.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA CONTAINED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PRINCIPAL LIFE INSURANCE COMPANY, THE MANAGER, ACCOUNT SHAREHOLDERS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIES WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


PROTECTION OF NON-PUBLIC INFORMATION
------------------------------------
A mutual fund and its investment adviser may disclose information regarding the Account's portfolio securities only in a manner consistent with the antifraud provisions of the federal securities laws and applicable fiduciary duties. Divulging nonpublic portfolio holdings to selected third parties is permissible only when the Fund has a legitimate business purpose for doing so and the recipients are subject to a duty of confidentiality, including a duty to not trade on the non-public information.

POLICY. The Fund and the Manager have adopted a policy of disclosing portfolio holdings information to third parties only to the extent required by federal law, and to the following third parties, so long as such third party has agreed, or is legally obligated, to maintain the confidentiality of the information:

 1) Daily to the Fund's portfolio pricing services to obtain prices for portfolio securities;


 2) Upon proper request to government regulatory agencies or to self regulatory organizations;

 3) As needed to Ernst & Young, the independent auditor, in connection with the performance of the services provided by Ernst & Young to the Fund;

 4) To the Fund adviser's or sub-adviser's proxy service provider to facilitate voting of proxies;

 5) To the Fund's custodians in connection with the services provided by the custodian to the Fund; and

 6) To such other third parties as the Fund's CCO, the Manager's CCO or legal counsel for the Fund or the Manager agrees in writing to provide such information in connection with the performance of a legitimate business purpose and for which such third party agrees to maintain the confidentiality of the information prior to the information being disclosed.

FINANCIAL STATEMENTS


The financial statements for the Fund appear in the Annual Report to Shareholders and are legally a part of this Statement of Additional Information. Reports on those statements from the Fund's independent auditors, Ernst & Young LLP, are included in the Annual Report. The Annual Reports are furnished, without charge, to investors who request copies.

APPENDIX A


Description of Bond Ratings:


Moody's Investors Service, Inc. Bond Ratings


Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.


Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.


Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.


Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by a) earnings of projects under construction, b) earnings of projects unseasoned in operation experience, c) rentals which begin when facilities are completed, or d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.


RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."


Description of Moody's Commercial Paper Ratings


Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:


Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.


Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.


Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.


Issuers rated Not Prime do not fall within any of the Prime rating categories.


Description of Standard & Poor's Corporation's Debt Ratings:


A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.


The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.


The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.


The ratings are based, in varying degrees, on the following considerations:


I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;


II. Nature of and provisions of the obligation;


III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.


AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's.
     Capacity to pay interest and repay principal is extremely strong.


AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.


BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.


BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


C: The rating "C" is reserved for income bonds on which no interest is being paid.


D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.


Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.


Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.


NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


Standard & Poor's, Commercial Paper Ratings


A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:


A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.


A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.


A-2: Capacity for timely payment on issues with this designation is strong.
     However, the relative degree of safety is not as high as for issues designated "A-1".


A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.


B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.


D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.


The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.


Standard & Poor's rates notes with a maturity of less than three years as follows:


SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.


SP-2: A satisfactory capacity to pay principal and interest.


SP-3: A speculative capacity to pay principal and interest.

APPENDIX B


PROXY VOTING POLICIES
The Proxy voting policies applicable to each Account follow.






APPENDIX C

DISCLOSURE REGARDING PORTFOLIO MANAGERS

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------
            (a)       Amendment and Restatement of the Articles
                      of Incorporation (filed 10/24/2000)

                 (1)  Articles Supplementary (filed 2/13/2002)
                 (2)  Articles Supplementary dtd 12/15/03 (filed 2/26/2004)
                 (3)  Articles Supplementary dtd 6/14/04 (filed 8/27/04)
                 (4)  Certificate of Correction of Articles Supplementary dtd 10/7/04 *

            (b)       By-laws (filed 12/31/03)

            (c)       Specimen Share Certificate  N/A

            (d)  (1)  Management Agreement (filed 10/23/97)
                 (2)  First Amendment to Management Agreement (filed 2/12/98)
                 (3)  Second Amendment to Management Agreement (filed 10/24/00)
                 (4)  Third Amendment to Management Agreement (filed 10/24/00)
                 (5)  Fourth Amendment to Management Agreement (filed 12/31/03)
                 (6)  Amended & Restated Management Agreement (filed 12/31/03)
                 (7)  Amended & Restated Management Agreement dtd 3/11/04 (filed 6/15/2004)
                 (8)  Amended & Restated Management Agreement dtd 6/14/04 (filed 8/27/04)
                 (9)  Amended & Restated Management Agreement dtd 12/13/04 *
                 (10) Investment Service Agreement (filed 10/23/97)
                 (11) Amended & Restated Investment Service Agreement dtd 4/1/04 (filed 6/15/2004)
                 (12) Sub-Advisory Agreement - Invista (filed 10/23/97)
                 (13) First Amendment to Sub-Advisory Agrmt. (filed 2/12/98)
                 (14) Second Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (15) Third Amendment to Sub-Advisory Agrmt. (filed 10/24/00)
                 (16) Sub-Advisory Agreement - Morgan Stanley Asset Mgmt.
                      (filed 10/23/97)
                 (17) Sub-Advisory Agreement - Berger Assoc. (filed 4/13/98)
                 (18) Sub-Advisory Agreement - Dreyfus Corp. (filed 4/13/98)
                 (19) Sub-Advisory Agreement - Goldman Sachs (filed 4/13/98)
                 (20) Sub-Advisory Agreement - JP Morgan (filed 4/13/98)
                 (21) Sub-Advisory Agreement - Neuberger Berman (filed 4/21/99)
                 (22) Sub-Advisory Agreement - Janus Capital (filed 4/21/99)
                 (23) Sub-Advisory Agreement - Duncan-Hurst (filed 10/24/00)
                 (24) Sub-Advisory Agreement - Turner (filed 10/24/00)
                 (25) Sub-Advisory Agreement - Bernstein (filed 04/29/02)
                 (26) Sub-Advisory Agreement - Federated (filed 04/29/02)
                 (27) 6th Amdt. to Sub-Adv. Agreement w/Invista (filed 04/29/02)
                 (28) 2nd Amdt. to Sub-Adv. Agreement w/PCII (filed 04/29/02)
                 (29) Sub-Advisory Agreement - Putnam (filed 02/13/03)
                 (30) Amended & Restated Sub-Adv. - Federated dtd 11/21/03 (filed 2/26/04)
                 (31) Sub-Advisory Agreement - Neuberger Berman dtd 10/31/03 (filed 2/26/04)
                 (32) Amended & Restated Sub-Adv. - Dreyfus dtd 11/25/03 (filed 2/26/04)
                 (33) Sub-Advisory Agreement - Grantham, Mayo, Van Otterloo dtd 4/1/04 (filed 4/29/04)
                 (34) Sub-Advisory Agreement - T. Rowe Price dtd 3/8/04 (filed 6/15/2004)
                 (35) Amended & Restate Sub-Adv - PGI dtd 4/1/04 (filed 6/15/2004)
                 (36) Sub-Advisory Agreement - UBS dtd 9/30/02 (filed 6/15/2004)
                 (37) Amended & Restated Sub-Advisory Agreement - Bernstein dtd 7/1/04 (filed 8/27/04)
                 (38) Amended & Restated Sub-Advisory Agreement - MSAM dtd 6/30/04 (filed 8/27/04)
                 (39) Amended & Restated Sub-Advisory Agreement - PGI dtd 6/30/04(filed 8/27/04)
                 (40) Amended & Restated Sub-Advisory Agreement - Neuberger Berman dtd 6/30/04 (filed 8/27/04)
                 (41) Amended & Restated Sub-Advisory Agreement - T. Rowe Price dtd 8/24/04 (filed 8/27/04)
                 (42) Sub-Advisory Agreement - American Century dtd 8/18/04 (filed 8/27/04)
                 (43) Amended & Restated Sub-Advisory Agreement - Morgan Stanley dtd 11/25/03 *
                 (44) Amended & Restated Sub-Advisory Agreement - UBS Global Asset dtd 7/8/03 *
                 (45) Amended & Restated Sub-Advisory Agreement - JP Morgan dtd 7/2/03 *
                 (46) Amended & Restated Sub-Advisory Agreement - Neuberger Berman dtd 6/25/03 *
                 (47) Amended & Restated Sub-Advisory Agreement - PGI dtd 3/11/03 *
                 (48) Sub-Advisory Agreement - Emerald dtd 9/1/04 *
                 (49) Amended & Restated Sub-Advisory Agreement - The Dreyfus Group dtd 7/1/04 *
                 (50) Amended & Restated Sub-Advisory Agreement - Morgan Stanley dtd 8/23/04 *
                 (51) Amended & Restated Sub-Advisory Agreement - Mellon Equity dtd 12/22/04 *
                 (52) Amended & Restated Sub-Advisory Agreement - PGI dtd 12/13/04 *
                 (53) Amended & Restated Sub-Advisory Agreement - JP Morgan dtd 1/5/05 *


            (e)       Distribution Agreement (filed 10/24/00)
                 (1)  Amended & Restated Distribution Agreement dtd 6/14/04 (filed 8/27/04)

            (f)       N/A

            (g)       Custodian Agreement
                 (1)  Domestic Custody Agreement (filed 10/23/97)
                 (2)  Global Custody Agreement (filed 10/23/97)

            (h)       Agreement and Plan of Reorganization and Liquidation
                      (filed 10/23/97)

            (i)       Legal Opinion (filed 10/24/00)

            (j)       Consent of Independent Auditors **

            (k)       Financial Statements included in this Registration
                      Statement:
                 (1)  Part A:
                      None
                 (2)  Part B:
                      None
                 (3)  Annual Report to Shareholders filed under Form
                      NCSR on February 22, 2005**

            (l)       Initial Capital Agreements
                 (1-11)  Initial Capital Agreements 1987 (filed 4/27/01)
                 (12-19) Initial Capital Agreements 1998 (filed 4/27/01)
                 (20-23) Initial Capital Agreements 1999 (filed 4/27/01)
                 (24-26) Initial Capital Agreements 2000 (filed 4/27/01)
                 (27)    Initial Capital Agreements 5/1/2003 (filed 2/26/04)
                 (28)    Initial Capital Agreements 8/30/2004 *

            (m)       Rule 12b-1 Plan    N/A

            (o)       Rule 18f-3 Plan   N/A

            (p)       Code of Ethics
                 (1)  PMC Code of Ethics        *
                 (2)  Invista Code of Ethics    (filed 4/26/00)
                 (3)  Dreyfus Code of Ethics    (filed 4/26/00)
                 (4)  Goldman Code of Ethics    *
                 (5)  JP Morgan Code of Ethics  *
                 (6)  Janus Code of Ethics      (filed 4/26/00)
                 (7)  MSAM Code of Ethics       *
                 (8)  Neuberger Berman Code of Ethics (filed 6/15/2004)
                 (9)  Berger Code of Ethics     (filed 4/26/00)
                 (10) Duncan-Hurst Code of Ethics (filed 10/24/00)
                 (11) Turner Code of Ethics *
                 (12) PCII Code of Ethics (filed 4/27/01)
                 (13) Bernstein Code of Ethics   *
                 (14) Federated Code of Ethics   (filed 2/13/2002)
                 (15) Sr. & Executive Officers Code of Ethics (Sarbanes)
                       (filed 12/31/03)
                 (16) Principal Global Investors  *
                 (17) Grantham, Mayo, Van Otterloo Code of Ethics *
                 (18) T. Rowe Price Code of Ethics *
                 (19) UBS Code of Ethics *
                 (20) Emerald Code of Ethics *
                 (21) American Century Code of Ethics *


*    Filed herein.
**   To be filed by amendment.
***  Incorporated herein by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          b.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          c. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          d. JF Molloy & Associates, Inc. (an Indiana Corporation) A third party administrator for group medical coverage.

          e. Molloy Medical Management Company, Inc. (an Indiana Corporation) a company that provides medical calins-related services to JF Molloy & Associates, Inc.

          f. Molloy Wellness Company (an Indiana Corporation) a company that provides health and wellness-related services.

          g. Principal Health Insurance Company (Iowa) a stock life insurance company engaged in the business of health insurance.

          h. Principal Global Investors Holding Company, Inc. (Delaware) a holding company.

          i. ING/Principal Pensions Co., Ltd. (Japan) a Japanese pension company.

          j. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          k. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          l. Principal Financial Services (Australia), Inc. an Iowa holding company.

          m. Principal Investors Corporation (New Jersey) a general business corporation that holds investments.

          n. Principal International Holding Company, LLC a Delaware limited liability company that serves as a downstream holding company for Principal Financial Services, Inc.

          o.   Principal International de Chile, S.A. (Chile) a holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Seguros E Previdencia  S.A. (Brazil)  a   pension
               fund company.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a.   Zao Principal International (a Russia Corporation) inactive.

          b. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          c. Principal Insurance Company (Hong Kong) Limited a Hong Kong company that sells insurance and pension products.

          d. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          e.   Principal Trust Company(Asia) Limited (Hong Kong) a trust company

          f. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          g.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          h.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          i.   Principal  Mexico  Servicios,  S.A.  de C.V.  (Mexico)  a company
               established   to  be  the   employer  of  Mexico   administration
               employees.

          j. Distribuidora Principal Mexico, S.A. de C.V. (Mexico) a company established to be the employer of Mexico sales employees.

          k. Principal Genera, S.A. De C.V., Operadora De Fondos De Inversion (Mexico) a mutual fund company.

          l.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiaries wholly-owned by Principal Global Investors Holding Company, Inc.

          a. Principal Global Investors (Ireland) Limited an Ireland company that engages in funds management.

          b. Principal Global Investors (Europe) Limited a United Kingdom company that engages in European representation and distribution of the Principal Investments Funds.

          c. Principal Global Investors (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          Subsidiaries  wholly-owned by Principal  Financial  Group  (Mauritius)
          Ltd.

          a. Principal Asset Management Company Private Limited (India) an India asset management company.

          b. Principal Trustee Company Private Limited (India) a trustee for mutual funds.

          c.   PNB Principal Financial Planners Private Limited

          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. InSource Group, LLC (Delaware) a limited liability company engaged in marketing products for the Principal Financial Group, Inc.

          b.   Principal Real Estate Fund Investors, LLC


          c.   Principal  Global  Investors,  LLC  (a  Delaware  Corporation)  a
               limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          e. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          f. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          g. Executive Benefit Services, Inc. (North Carolina) a corporation which engages in marketing, sales and administration of executive benefit services.

          h.   BCI Group, LLC (Delaware) a limited liability company.

         Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 13.38% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates)on February 3, 2005.

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 4.22% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Equity Income Fund, Inc. (f/k/a Principal Utilities Fund, Inc.) (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.00% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 24.71% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal International Fund, Inc. (a Maryland Corporation) 10.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 2.62% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Partners Blue Chip Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal  Partners   Equity  Growth  Fund,  Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Blend  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   LargeCap  Value  Fund,   Inc.(a  Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal   Partners  SmallCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 14.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005

               Principal Real Estate Securities Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Investors Fund, Inc.(a Maryland Corporation),
               0.22% of shares outstanding of the Bond & Mortgage Securitites Fund,
               6.96% of shares outstanding of the Capital Preservation Fund, 0.02% of shares outstanding of the Governement Securities Fund,
               0.04%   of   shares    outstanding    of   the   High    Quality
               Intermediate-Term Bond Fund,
               0.19% of shares outstanding of the High Quality Long-Term Bond Fund,
               0.06% of shares outstanding of the High Quality Short-Term Bond Fund,
               99.99% of shares outstanding of the High Yield Fund, 98.72% of shares outstanding of the Inflation Protection Fund, 17.56% of shares outstanding of the International Emerging Markets Fund,
               16.31% of shares outstanding of the International Fund I, 0.00% of shares outstanding of the International Fund II, 0.02% of shares outstanding of the LargeCap Blend Fund I, 20.74% of shares outstanding of the LargeCap Growth Fund, 0.00% of shares outstanding of the LargeCap S&P 500 Index Fund, 25.83% of shares outstanding of the LargeCap Value Fund, 0.03% of shares outstanding of the MidCap Blend Fund, 0.26% of shares outstanding of the MidCap Growth Fund, 0.03% of shares outstanding of the MidCap S&P 400 Index Fund, 0.02% of shares outstanding of the MidCap Value Fund, 0.01% of shares outstanding of the Money Market Fund, 0.00% of shares outstanding of the Partners International Fund, 0.00% of shares outstanding of the Partners LargeCap Blend Fund, 0.31% of shares outstanding of the Partners LargeCap Blend
               Fund I,
               34.92% of shares outstanding of the Partners LargeCap Growth
               Fund,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund
               I,
               0.00% of shares outstanding of the Partners LargeCap Growth Fund II,
               0.00% of shares outstanding of the Partners LargeCap Value Fund, 44.17% of shares outstanding of the Partners LargeCap Value
               Fund I,
               72.85% of shares outstanding of the Partners LargeCap Value
               Fund II,
               0.06% of shares outstanding of the Partners MidCap Growth Fund, 0.04% of shares outstanding of the Partners MidCap Growth Fund I, 100.00% of shares outstanding of the Partners MidCap Growth
               Fund II,
               0.04% of shares outstanding of the Partners MidCap Value Fund, 0.01% of shares outstanding of the Partners MidCap Value Fund
               I,
               0.11% of shares outstanding of the Partners SmallCap Blend Fund, 0.01% of shares outstanding of the Partners SmallCap Growth Fund I,
               0.00% of shares outstanding of the Partners SmallCap Growth Fund II,
               69.31% of shares outstanding of the Partners SmallCap Growth Fund III,
               0.01% of shares outstanding of the Partners SmallCap Value Fund, 0.27% of shares outstanding of the Partners SmallCap Value Fund I,
               83.88% of shares outstanding of the Partners SmallCap Value Fund II,
               0.02% of shares outstanding of the Preferred Securities Fund, 0.01% of shares outstanding of the Principal LifeTime 2010 Fund, 0.00% of shares outstanding of the Principal LifeTime 2020 Fund, 0.01% of shares outstanding of the Principal LifeTime 2030 Fund, 0.01% of shares outstanding of the Principal LifeTime 2040 Fund, 0.02% of shares outstanding of the Principal LifeTime 2050 Fund, 0.02% of shares outstanding of the Principal LifeTime Strategic Income Fund,
               0.00% of shares outstanding of the Real Estate Securities Fund, 16.36% of shares outstanding of the SmallCap Blend Fund, 0.14% of shares outstanding of the SmallCap Growth Fund, 0.01% of shares outstanding of the SmallCap S&P 600 Index Fund, 0.16% of shares outstanding of the SmallCap Value Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.00% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on February 3, 2005.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on February 3, 2005: Asset Allocation, Balanced, Bond, Capital Value, Equity Growth, Equity Income (f/k/a Utilities), Equity Value, Government Securities, Growth, International, International Emerging Markets, International SmallCap, LargeCap Blend, LargeCap Growth Equity, LargeCap Stock Index, LargeCap Value, Limited Term Bond, MidCap, MidCap Growth, MidCap Value, Money Market, Principal LifeTime 2010, Principal LifeTime 2020, Principal LifeTime 2030, Principal LifeTime 2040, Principal LifeTime 2050, Principal LifeTime Strategic Income, Real Estate Securities, SmallCap, SmallCap Growth and SmallCap Value.


          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a.   Principal  Global  Investors   (Australia)  Service  Company  Pty
               Limited a company established to be the employer of Australian employees.

          b. Principal Capital Global Investors Limited (Australia) An SEC registered investment advisor which manages international funds (non-Australian) residents).

          c. Principal Financial Group Australia Pty Ltd. an Australian holding company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary wholly-owned by Principal Asset Management Company (Asia) Limited (Hong Kong):

          a.   Principal Fund Management (Hong Kong) Limited

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Global Investors (Asia) Limited a Hong Kong company that provides sales, marketing and client services support for Principal Capital management funds and institutional investors.

          b. Principal Nominee Company (Hong Kong) Limited a Hong Kong company that provides nominee services and administration to Hong Kong clients.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V. (Mexico):

          a. Principal Siefore, S.A. de C.V. (Mexico) an investment fund company.

          Subsidiaries wholly-owned by Principal Global Investors, LLC:

          a. Principal Global Columbus Circle, LLC (a Delaware Corporation) a limited liability company serving as a holding company.

          b. Post Advisory Group, LLC (Delaware) a limited liability company whose role is an asset management firm that specializes in high yield fixed-income investments.

          c. Principal Enterprise Capital, LLC (a Delaware Corporation) a limited liability company involved in the management of investments in real estate operating companies on behalf of institutional investors.

          d.   Principal Commercial  Acceptance,  LLC (a Delaware Corporation) a
               limited   liability   company   involved  in  the  management  of
               commercial real estate mortgage loans.

          e. Principal Real Estate Investors, LLC (a Delaware Corporation) a limited liability company involved as a registered investment advisor focusing on the management of commercial real estate investments on behalf of institutional investors.

          f. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the business of issuing commercial mortgage-backed securities.

          g. Principal Capital Futures Trading Advisor, LLC a Delaware limited liability company which is a commodities trading advisor.

          h.   Principal  Global Investors Trust (Delaware) a business trust and
               private   investment  company  offering   non-registered   units,
               initially, to tax-exempt entities.

          i. Spectrum Asset Management, Inc. (Connecticut) A corporation specializing in all aspects of the preferred market including portfolio management, risk management and trading.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Generation Plant, LLC a Delaware limited liability company that sells excess power.

          b. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          c.   Patrician   Associates,   Inc.  (a  California   Corporation)   a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          d.   Petula  Associates,  Ltd.  (an Iowa  Corporation) a
               corporation   that   engages  in  real   estate   joint   venture
               transactions with developers.

          e.   Equity  FC,  Ltd.   (an  Iowa   Corporation)   general   business
               corporation which engages in commercial invsetment transactions.

          f. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          g. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business coropration engaged in providing managed care expertise and administrative services to provider organizations involved in risk-assuming contracts for helth care ervices.

          h. Preferred Product Network, Inc. (a Delaware corporation) an insurance broker which markets selected products manufactured outside the Principal Financial Group.

          i. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          j. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          k. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor offering asset allocation services for pension plans.

          l. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that acts as a trustee through which individuals may direct the ivnestments of their IRA, HR-10 and 401(k) plan accounts, and also provides such prototype plans and record keeping services.

          m. Principal Services Trust Company (an Illinois Corporation) a company which is a provider of financial retirement products.

          n. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          Subsidiary wholly-owned by Petula Associates, Ltd.

          a. Petula Prolix Development Company (Iowa) a general business corporation involved in joint real estate ventures.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. Boston Insurance Trust, Inc. (a Rhode Island corporation) a corporation which serves as a corporate trustee for retirement trusts.

          Subsidiaries wholly-owned by Principal Global Investors (Australia) Service Company Pty Ltd.:

          a.   Principal   Global  Investors   (Australia)   Limited  a  company
               established to hold the responsible entity license regarding non-property business.

          b. Principal Real Estate Investors (Australia) Limited a company established to hold the responsible entity license regarding property business.

          Subsidiary  wholly-owned  by Principal  Financial  Group Australia Pty
          Ltd.

          a. Principal Investments (Australia) Limited a Delaware holding company.

          Subsidiaries owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a. Principal Tanner Administradora General De Fondos Mutuos S.A. (Chile) a corporation organized for the administration of various funds.

          b. Principal Creditos Hipotecarios, S.A. (Chile) a residential mortgage company.

          Subsidiary  wholly-owned by Principal Investments (Australia) Limited:

          a.   Principal   Australia   (Holdings)  Pty  Limited   (Australia)  a
               commercial and investment banking and asset management company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.

Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

  *Michael J. Beer              Same              See Part B
   Executive Vice President

  *David J. Brown               Same              See Part B
   Senior Vice President

  *Jill R. Brown                Same              See Part B
   Vice President and
   Chief Financial Officer

   Timothy E. Dohlman           Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

  *Ralph C. Eucher              Same              See Part B
   President, Chief
   Executive Officer
   and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Michael P. Finnegan          Same              Second Vice President -
   Senior Vice President -                        Investment Services
   Investment Services                            Principal Life Insurance
                                                  Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President and Chief
   Compliance Officer

   Joyce N. Hoffman             Same              Senior Vice President and
   Sr. Vice President and                         Corporate Secretary
   Corporate Secretary                            Principal Life Insurance
                                                  Company

   Jane E. Karli                Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Patrick A. Kirchner          Same              Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Thomas J. Loftus                               Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

   Deanna L. Mankle             Same              Assistant Treasurer
   Assistant Treasurer                            Principal Life Insurance
                                                  Company

   Sarah J. Pitts                                 Counsel
   Counsel                                        Principal Life Insurance
                                                  Company

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Vice President and
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

   Dan L. Westholm              Same              Director - Treasury
   Director - Treasury

  *Larry D. Zimpleman           Same              See Part B
   Chairman of the Board &
   Director

Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

(a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc., Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Blue Chip Fund, Inc., Principal Partners Equity Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Securities Fund, Inc.,
Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Equity Income Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                         (2)
                                       Positions
                                       and offices
  Name and principal                   with principal
  business address                     underwriter

     Lindsay L. Amadeo                Assistant Director -
     The Principal                    Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner            Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry                Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett                 Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael J. Beer                  Executive Vice President
     The Principal
     Financial Group
     Des Moines, IA  50392

     David J. Brown                   Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jill R. Brown                    Vice President and
     The Principal                    Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

     P. Scott Cawley                  Product Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Ralph C. Eucher                  Director, Chief Executive Officer and
     The Principal                    President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean                 Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael P. Finnegan              Senior Vice President -
     The Principal                    Investment Services
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain                  Vice President -
     The Principal                    Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum                 Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Susan R. Haupts                  Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman                 Sr. Vice President and
     The Principal                    Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Patrick A. Kirchner              Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss               Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Thomas J. Loftus                 Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington              Assistant Director -
     The Principal                    Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Sarah J. Pitts                   Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson             Operations Officer -
     The Principal                    Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton              Vice President and Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager                   Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Jean B. Schustek                 Assistant Vice President -
     The Principal                    Registered Products
     Financial Group
     Des Moines, IA  5092

     Kyle R. Selberg                  Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff                   Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg                Vice President and
     The Principal                    Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Jamie K. Stenger                 Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA  50392

     Larry D. Zimpleman               Chairman of the Board and
     The Principal                    Director
     Financial Group
     Des Moines, IA  50392

               (c)    Inapplicable.



Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 24th day of February, 2005.


                                       Principal Variable Contracts Fund, Inc.

                                                  (Registrant)



                                       By          /s/ R. C. Eucher
                                          ______________________________________
                                                  R. C. Eucher
                                                  President, Chief Executive
                                                   Officer and Director


Attest:


/s/ A. S. Filean
______________________________________
A. S. Filean
Senior Vice President and Secretary


     Pursuant to the requirement of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      Director, President and    February 24, 2005
R. C. Eucher                       Chief Executive Officer    __________________
                                   (Principal Executive
                                   Officer)

   (L. D. Zimpleman)*
_____________________________      Director and               February 24, 2005
L. D. Zimpleman                    Chairman of the Board      __________________


/s/ J. R. Brown
_____________________________      Vice President and         February 24, 2005
J. R. Brown                        Chief Financial Officer    __________________
                                   (Principal Accounting
                                   Officer)

   (J. E. Aschenbrenner)*
_____________________________      Director                   February 24, 2005
J. E. Aschenbrenner                                           __________________


   (E. Ballantine)*
_____________________________      Director                   February 24, 2005
E. Ballantine                                                 __________________

   (J. D. Davis)*
_____________________________      Director                   February 24, 2005
J. D. Davis                                                   __________________



   (R. W. Gilbert)*
_____________________________      Director                   February 24, 2005
R. W. Gilbert                                                 __________________


   (M. A. Grimmett)*
_____________________________      Director                   February 24, 2005
M. A. Grimmett                                                __________________

   (W. C. Kimball)*
_____________________________      Director                   February 24, 2005
W. C. Kimball                                                 __________________


   (B. A. Lukavsky)*
_____________________________      Director                   February 24, 2005
B. A. Lukavsky                                                __________________


                                        *By    /s/ R. C. Eucher
                                           _____________________________________
                                           R. C. Eucher
                                           President and Director

                                           Pursuant to Powers of Attorney
                                           Previously Filed or Included


                                POWER OF ATTORNEY

The undersigned  hereby  constitutes and appoints R. C. Eucher, L. D. Zimpleman,
M. D. Roughton, E. H. Gillum and A. S. Filean and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, with full power of substitution to each, for and on behalf and in the name of the undersigned, to execute and file any documents relating to registration under the Securities Act of 1933 and the Investment Company Act of 1940 with respect to open-end management investment companies currently organized or to be organized in the future which are sponsored by Principal Life Insurance Company, and any and all amendments thereto and reports thereunder with all exhibits and all instruments necessary or appropriate in connection therewith, each of said attorneys-in-fact and agents and his or their substitutes being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing necessary or appropriate to be done in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person; hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of February, 2005.


/s/E. Ballantine
____________________
E. Ballantine